UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08573

Name of Fund: BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings California Quality Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2026

Date of reporting period: 07/31/2026

Item 1 –	Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

July 31, 2026
2026 Annual Report

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
BlackRock MuniYield New York Quality Fund, Inc. (MYN)
BlackRock MuniYield Pennsylvania Quality Fund (MPA)
BlackRock Virginia Municipal Bond Trust (BHV)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Municipal Market Overview For the Reporting Period Ended July 31, 2026

Municipal Market Conditions
The second half of 2025 was framed by a softening labor market, the longest government shutdown in history, and limited economic data for markets and the Federal Reserve to assess. An increasingly dovish Fed cut rates at three consecutive meetings, lowering the Federal Funds rate from 4.50% to 3.75% and creating a constructive backdrop for fixed income. Municipals entered 2026 with strong momentum as resilient demand offset tariff-related volatility and geopolitical uncertainty. Conditions shifted in late March as an oil-driven inflation shock tied to escalating tensions with Iran triggered a sharp repricing of monetary policy expectations, pressuring returns. Municipals rebounded in the second quarter as attractive valuations and seasonal reinvestment demand absorbed record issuance, generating strong performance despite a more hawkish Federal Reserve. The period ended with a rate-driven selloff in July as markets repriced monetary policy expectations, creating more attractive relative value opportunities across the curve. The long end of the curve, triple-B rated credits, and the hospital, housing, and transportation sectors outperformed during the period.
Bloomberg Municipal Bond Index(a)
Total Returns as of July 31, 2026
6	months:	(0.51)%
12	months:	5.27%
During the 12-months ended July 31, 2026, municipal bond funds experienced net inflows totaling $108 billion (based on data from the Investment Company Institute), with demand concentrated primarily in investment-grade and long-term funds split between open-end funds and ETFs. At the same time, the market absorbed $571 billion in issuance, a 4% increase year-over-year (period ending July 2025). Issuance was driven by an increased need for infrastructure spending, declining COVID stimulus cash available to municipalities, and increasing construction costs and project expenses.
A Closer Look at Yields
AAA Municipal Yield Curves

Source: Refinitiv Municipal Market Data.
From July 31, 2025 to July 31, 2026, yields on AAA-rated 30-year municipal bonds decreased by 16 basis points (bps) from 4.67% to 4.51%, ten-year yields increased by 5 bps from 3.32% to 3.37%, five-year yields increased by 38 bps from 2.53% to 2.91%, and two-year yields increased by 24 bps from 2.39% to 2.63% (as measured by Refinitiv Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities narrowing 40 bps to a slope of 188 bps, while the Treasury curve steepened 4 bps.
Municipal curves remain steeper than taxable curves, offering investors who are looking for duration an attractive entry point.
Financial Conditions of Municipal Issuers
Municipal credit fundamentals remain broadly sound, though fiscal conditions are gradually normalizing following several years of exceptional post-pandemic strength. State revenues remain healthy overall, with total state tax collections rising 7.7% year-over-year in 4Q25, but broader trends are becoming less favorable, as 40 states entered FY2026 below their inflation-adjusted long-term revenue growth trend and median rainy day fund capacity declined to 47.8 days of operating expenditures, the first annual decline since the Great Recession. At the local level, fiscal pressures are becoming more pronounced, particularly among K–12 school districts, where the expiration of federal pandemic aid, rising operating costs, and slower growth in state funding have contributed to widening credit dispersion and an increase in downgrades and negative outlooks. Policy developments also warrant attention, as several states are considering property tax reforms that could pressure local government finances. While municipal balance sheets remain strong, credit performance is becoming increasingly issuer-specific, reinforcing the importance of disciplined fiscal management, strong governance, and rigorous fundamental credit analysis.
The opinions expressed are those of BlackRock as of July 31, 2026 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments.  There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.
(a)  The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.
Municipal Market Overview

The Benefits and Risks of Leveraging
The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”).  However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain a Fund’s leverage if it deems such action to be appropriate. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of  a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.
To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

2026 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2026

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
Investment Objective
BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On June 6, 2025, the Fund’s Board of Directors and the Board of Trustees of BlackRock California Municipal Income Trust (BFZ) each approved the reorganization of BFZ into MUC, with MUC continuing as the surviving Fund. Subsequently, the preferred shareholders of MUC and the common and preferred shareholders of BFZ approved the reorganization, which was effective on February 9, 2026.
Fund Information
Symbol on New York Stock Exchange	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of July 31, 2026 ($10.58)(a)	6.07%
Tax Equivalent Yield(b)	13.22%
Current Monthly Distribution per Common Share(c)	$0.053500
Current Annualized Distribution per Common Share(c)	$0.642000
Leverage as of July 31, 2026(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/26	07/31/25	Change	High	Low
Closing Market Price	$ 10.58	$ 10.06	5.17%	$ 11.04	$ 10.06
Net Asset Value	11.49	11.17	2.86	11.93	11.15
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2026(continued)

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
Performance
Returns for the period ended July 31, 2026 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	9.17%	(1.67)%	1.20%
Fund at Market Price(a)(b)	11.62	(3.18)	0.51
California Customized Reference Benchmark(c)	5.09	0.39	N/A
Bloomberg Municipal Bond Index	5.27	0.51	1.95

(a)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Fund’s use of leverage, if any. The performance tables and graph  do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The California Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged (90%) and the California Bloomberg
Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The California Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The Fund’s total return reflects contributions from income and positive price action, both of which were augmented by the use of leverage. At the sector level, the largest contributions came from transportation, school districts, and tax-backed issues.
At a time of robust returns for the Fund and the broader market, all segments of the portfolio contributed positively. However, a few specific holdings detracted. A position in the bonds of Brightline West, which were issued to finance a high-speed rail project, was a notable detractor at the individual security level.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2026 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2026(continued)

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
County/City/Special District/School District	25.3%
Transportation	22.0
Corporate	13.0
Education	10.3
Utilities	9.6
State	9.2
Health	4.2
Housing	3.6
Tobacco	2.6
Construction & Engineering	0.2

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2026	3.2%
2027	3.0
2028	9.4
2029	5.7
2030	6.7

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	5.1%
AA/Aa	70.9
A	13.3
BBB/Baa	2.8
BB/Ba	— (e)
CCC/Caa	0.1
N/R	7.8

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 0.1%.
Fund Summary

Fund Summary as of July 31, 2026

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
Investment Objective
BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New Jersey personal income taxes. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information
Symbol on New York Stock Exchange	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of July 31, 2026 ($11.97)(a)	5.41%
Tax Equivalent Yield(b)	11.17%
Current Monthly Distribution per Common Share(c)	$0.054000
Current Annualized Distribution per Common Share(c)	$0.648000
Leverage as of July 31, 2026(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/26	07/31/25	Change	High	Low
Closing Market Price	$ 11.97	$ 10.82	10.63%	$ 12.65	$ 10.82
Net Asset Value	12.29	11.94	2.93	12.86	11.90
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2026 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2026(continued)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
Performance
Returns for the period ended July 31, 2026 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	8.65%	(0.48)%	2.15%
Fund at Market Price(a)(b)	16.77	(0.18)	2.15
New Jersey Customized Reference Benchmark(c)	5.35	0.91	N/A
Bloomberg Municipal Bond Index	5.27	0.51	1.95

(a)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Fund’s use of leverage, if any. The performance tables and graph  do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The New Jersey Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New Jersey Exempt Total Return Index Unhedged (90%) and the New Jersey
Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The New Jersey Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
At the sector level, positions in tax-backed state, transportation, education, tax-backed local, and health care bonds made the largest contributions to absolute performance. The Fund also benefited from its significant weightings in A rated and AA rated securities. Holdings in longer-maturity bonds, particularly those with maturities of 20 years and above, made strong contributions, as did securities with coupons between 3.5% to 5.25%.
Transportation holdings were the largest detractor at the sector level. Weaknesses in the bonds of Brightline West, which were issued to finance a high-speed rail project, were the primary cause of the shortfall.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2026(continued)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
State	30.2%
Transportation	18.8
Education	14.3
County/City/Special District/School District	12.9
Health	8.0
Housing	5.5
Corporate	5.1
Tobacco	2.9
Utilities	2.3
Construction & Engineering	— (c)

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(d)(e)	Percent of Total Investments(b)
2026	20.0%
2027	10.0
2028	17.4
2029	5.8
2030	6.5

CREDIT QUALITY ALLOCATION
Credit Rating(d)(e)	Percent of Total Investments(b)
AAA/Aaa	5.3%
AA/Aa	45.6
A	33.3
BBB/Baa	6.3
BB/Ba	2.7
N/R	6.8

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Rounds to less than 0.1%.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

2026 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2026

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
Investment Objective
BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Michigan, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from Michigan income taxes. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On June 6, 2025, the Fund’s Board of Directors and the Board of Directors of BlackRock MuniYield Quality Fund III, Inc. (MYI) each approved the reorganization of MIY into MYI, with MYI continuing as the surviving Fund. The requisite shareholder approvals were not received for MIY and the reorganization of MIY did not occur.
Fund Information
Symbol on New York Stock Exchange	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2026 ($12.20)(a)	5.36%
Tax Equivalent Yield(b)	9.75%
Current Monthly Distribution per Common Share(c)	$0.054500
Current Annualized Distribution per Common Share(c)	$0.654000
Leverage as of July 31, 2026(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.05%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/26	07/31/25	Change	High	Low
Closing Market Price	$ 12.20	$ 10.91	11.82%	$ 12.79	$ 10.91
Net Asset Value	12.13	11.73	3.41	12.62	11.72
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2026(continued)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
Performance
Returns for the period ended July 31, 2026 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	9.23%	(0.68)%	1.89%
Fund at Market Price(a)(b)	18.11	(0.25)	2.58
Michigan Customized Reference Benchmark(c)	5.04	0.37	N/A
Bloomberg Municipal Bond Index	5.27	0.51	1.95

(a)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Fund’s use of leverage, if any. The performance tables and graph  do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(b)	The Fund moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Michigan Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: Michigan Exempt Total Return Index Unhedged (90%) and the Michigan Bloomberg
Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The Michigan Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Holdings on the longer end of the yield curve, particularly 20- to 25-year maturities, contributed to performance due to the combination of income, price appreciation, and the Fund’s use of leverage. At the sector level, holdings in tax-backed state, healthcare, and housing issues made the largest contributions, while tobacco and high yield transportation issues detracted. In terms of credit tiers, AA rated bonds had the largest positive impact on results.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2026 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2026(continued)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
County/City/Special District/School District	28.8%
State	17.2
Utilities	15.0
Education	11.7
Health	9.2
Housing	6.8
Transportation	4.8
Corporate	4.6
Tobacco	1.9
Construction & Engineering	— (c)

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(d)	Percent of Total Investments(b)
2026	8.3%
2027	1.2
2028	9.1
2029	7.5
2030	5.4

CREDIT QUALITY ALLOCATION
Credit Rating(e)	Percent of Total Investments(b)
AAA/Aaa	2.8%
AA/Aa	74.6
A	14.5
BBB/Baa	2.8
N/R	5.3

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Rounds to less than 0.1%.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Fund Summary

Fund Summary as of July 31, 2026

BlackRock MuniYield New York Quality Fund, Inc. (MYN)
Investment Objective
BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New York State and New York City personal income taxes. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On June 6, 2025, the Fund’s Board of Directors and the Board of Trustees/Directors of each of BlackRock New York Municipal Income Trust (BNY) and BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (each, a “Target Fund”) each approved the respective merger of BNY and MHN into MYN, with MYN continuing as the surviving Fund. Subsequently, the respective common and preferred shareholders of each Target Fund and the preferred shareholders of MYN approved each respective merger, which were effective on February 9, 2026.
Fund Information
Symbol on New York Stock Exchange	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2026 ($9.70)(a)	6.33%
Tax Equivalent Yield(b)	13.11%
Current Monthly Distribution per Common Share(c)	$0.051200
Current Annualized Distribution per Common Share(c)	$0.614400
Leverage as of July 31, 2026(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.7%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/26	07/31/25	Change	High	Low
Closing Market Price	$ 9.70	$ 9.20	5.43%	$ 10.23	$ 9.20
Net Asset Value	10.58	10.23	3.42	11.11	10.17
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2026 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2026(continued)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)
Performance
Returns for the period ended July 31, 2026 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	9.99%	(1.46)%	1.28%
Fund at Market Price(a)(b)	12.13	(2.93)	0.86
New York Customized Reference Benchmark(c)	5.59	0.53	N/A
Bloomberg Municipal Bond Index	5.27	0.51	1.95

(a)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Fund’s use of leverage, if any. The performance tables and graph  do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The New York Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged (90%) and the New York Bloomberg
Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The New York Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The Fund’s total return reflects contributions from income and positive price action, both of which were augmented by the use of leverage. At the sector level, the largest contributions came from transportation and housing issues. Holdings in bonds with 4% coupons also helped results.
At a time of robust returns for the Fund and the broader market, all segments of the portfolio contributed positively. A few individual securities finished with losses, however, most notably in the transportation and tobacco sectors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2026(continued)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	25.4%
County/City/Special District/School District	18.3
Utilities	15.5
State	11.2
Housing	8.6
Corporate	7.5
Health	6.1
Education	6.0
Tobacco	1.4
Construction & Engineering	— (c)

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(d)	Percent of Total Investments(b)
2026	5.5%
2027	5.2
2028	4.4
2029	2.3
2030	8.7

CREDIT QUALITY ALLOCATION
Credit Rating(e)	Percent of Total Investments(b)
AAA/Aaa	8.2%
AA/Aa	61.5
A	15.9
BBB/Baa	9.9
BB/Ba	0.3
B	0.4
N/R	3.8

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Rounds to less than 0.1%.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

2026 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2026

BlackRock MuniYield Pennsylvania Quality Fund (MPA)
Investment Objective
BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf  of the State of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from Pennsylvania income taxes. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On June 6, 2025, the Fund’s Board of Trustees and the Board of Directors of BlackRock MuniYield Quality Fund, Inc. (MQY) each approved the reorganization of MPA into MQY, with MQY continuing as the surviving Fund. The requisite shareholder approvals were not received for MPA and the reorganization of MPA did not occur.
Fund Information
Symbol on New York Stock Exchange	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2026 ($10.90)(a)	5.25%
Tax Equivalent Yield(b)	9.35%
Current Monthly Distribution per Common Share(c)	$0.047700
Current Annualized Distribution per Common Share(c)	$0.572400
Leverage as of July 31, 2026(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 43.87%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/26	07/31/25	Change	High	Low
Closing Market Price	$ 10.90	$ 10.66	2.25%	$ 11.59	$ 10.66
Net Asset Value	12.04	11.66	3.26	12.62	11.63
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2026(continued)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)
Performance
Returns for the period ended July 31, 2026 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	9.33%	(1.29)%	1.63%
Fund at Market Price(a)(b)	8.27	(2.75)	1.05
Pennsylvania Customized Reference Benchmark(c)	5.66	0.59	N/A
Bloomberg Municipal Bond Index	5.27	0.51	1.95

(a)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Fund’s use of leverage, if any. The performance tables and graph  do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Pennsylvania Customized Reference Benchmark is comprised of the Bloomberg Pennsylvania Total Return Index Unhedged (90%) and the Pennsylvania Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The Pennsylvania Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
At the sector level, positions in healthcare, education, transportation, tax-backed local, housing, and utility bonds made the largest contributions to absolute performance. The Fund also benefited from its positioning in intermediate- and longer-maturity municipal issues. Higher-coupon securities provided attractive income and further contributed to returns. Favorable yield curve positioning and duration management supported performance, as well. (Duration is a measure of interest rate sensitivity.)
Transportation holdings were the primary detractor at the sector level. Weakness in the bonds of Brightline West, which were issued to finance a high-speed rail project, were the primary cause of the shortfall. The Fund’s cash position had no material impact on performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2026 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2026(continued)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
County/City/Special District/School District	19.6%
Health	18.0
Education	17.2
Housing	13.6
Transportation	10.5
Utilities	9.3
State	8.6
Corporate	2.6
Other*	0.6

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2026	5.5%
2027	5.2
2028	6.5
2029	4.2
2030	10.1

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	1.4%
AA/Aa	59.7
A	18.5
BBB/Baa	8.8
BB/Ba	1.8
B	0.4
N/R	9.4

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.
Fund Summary

Fund Summary as of July 31, 2026

BlackRock Virginia Municipal Bond Trust (BHV)
Investment Objective
BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Fund”) investment objective is to provide current income exempt from regular federal income taxes and Virginia personal income tax. Under normal market conditions, the Fund will invest at least 80% of its managed assets in municipal bonds, the interest of which is exempt from regular federal income tax and Virginia personal income tax. The Fund invests, under normal market conditions, at least 80% of its managed assets in investment grade quality municipal bonds. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On June 6, 2025, the Fund’s Board of Trustees and the Board of Directors of BlackRock MuniYield Quality Fund, Inc. (MQY) each approved the reorganization of BHV into MQY, with MQY continuing as the surviving Fund. The requisite shareholder approvals were not received for BHV and the reorganization of BHV did not occur.
Fund Information
Symbol on New York Stock Exchange	BHV
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of July 31, 2026 ($12.81)(a)	4.26%
Tax Equivalent Yield(b)	7.97%
Current Monthly Distribution per Common Share(c)	$0.045500
Current Annualized Distribution per Common Share(c)	$0.546000
Leverage as of July 31, 2026(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/26	07/31/25	Change	High	Low
Closing Market Price	$ 12.81	$ 10.45	22.58%	$ 13.25	$ 10.01
Net Asset Value	11.14	10.94	1.83	11.73	10.91
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2026 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2026(continued)

BlackRock Virginia Municipal Bond Trust (BHV)
Performance
Returns for the period ended July 31, 2026 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	7.21%	(2.77)%	0.20%
Fund at Market Price(a)(b)	29.06	(2.49)	0.17
Virginia Customized Reference Benchmark(c)	5.22	0.65	N/A
Bloomberg Municipal Bond Index	5.27	0.51	1.95

(a)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Fund’s use of leverage, if any. The performance tables and graph  do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(b)	The Fund moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Virginia Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: Virginia Exempt Total Return Index Unhedged (90%) and the Virginia
Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The Virginia Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The Fund’s total return reflects contributions from income and positive price action, both of which were augmented by the use of leverage. At the sector level, the largest contributions came from state and local general obligations, housing, and healthcare. Holdings in bonds with 4% and 5% coupons also helped with results. On the other hand, positions in the tobacco sector detracted.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2026(continued)

BlackRock Virginia Municipal Bond Trust (BHV)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
County/City/Special District/School District	21.4%
State	16.1
Health	15.1
Housing	13.6
Utilities	10.5
Corporate	7.3
Transportation	6.6
Tobacco	5.6
Education	3.8

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2026	13.6%
2027	2.4
2028	6.2
2029	3.5
2030	3.8

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	16.9%
AA/Aa	50.1
A	7.1
BBB/Baa	5.1
B	3.9
N/R	16.9

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

2026 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2026
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
California — 127.5%
Corporate — 21.3%
California Community Choice Financing Authority, RB
Sustainability Bonds, 5.00%, 12/01/35	$23,975	$ 25,569,088
Sustainability Bonds, 5.00%, 07/01/53(a)	57,200	59,286,547
Sustainability Bonds, 5.00%, 12/01/53(a)	6,020	6,230,788
Sustainability Bonds, 5.50%, 10/01/54(a)	49,420	53,275,225
Series B, Sustainability Bonds, 5.00%, 01/01/55(a)	22,495	22,954,301
Series B, Sustainability Bonds, 5.00%, 03/01/56(a)	23,000	24,008,782
Series E-1, Sustainability Bonds, 5.00%, 02/01/54(a)	13,805	14,376,465
Series G, Sustainability Bonds, 5.25%, 11/01/54(a)	41,835	43,673,707
Series G, Sustainability Bonds, 5.00%, 11/01/55(a)	17,595	17,938,836
Sustainable Bonds, 5.00%, 10/01/34	8,000	8,457,593
Sustainable Bonds, 5.00%, 06/01/36	10,000	10,643,551
California Municipal Finance Authority, RB, Series A, AMT, 4.38%, 09/01/53(a)	2,935	3,035,375
Central Valley Energy Authority, RB, 5.00%, 12/01/55(a)	15,845	16,541,329
		305,991,587
County/City/Special District/School District — 33.0%
Alameda Unified School District-Alameda County GO, Series C, Election 2022, 08/01/55(b)	7,000	7,306,904
Albany Unified School District, GO, Election 2024, 5.00%, 08/01/55	975	1,017,758
Alvord Unified School District, GO
Series B, Election 2022, (BAM), 5.00%, 08/01/51	900	942,866
Series B, Election 2022, (BAM), 5.00%, 08/01/55	3,205	3,334,926
Anaheim City School District, GO, (AGM), 5.00%, 08/01/51	5,615	5,777,538
Antelope Valley Union High School District, GO
Series A, Election 2024, 5.00%, 08/01/50	5,000	5,229,396
Series A, Election 2024, 5.00%, 08/01/54	2,000	2,076,287
Berkeley Unified School District, GO, Series F, Election 2020, 5.00%, 08/01/54	10,000	10,388,942
Butte-Glenn Community College District, GO, Series D, Election 2016, 5.00%, 08/01/50	2,375	2,485,762
California Pollution Control Financing Authority, Refunding RB, 5.00%, 11/21/45(c)	2,500	2,539,558
California Statewide Communities Development Authority, SAB, Series B, 5.00%, 09/02/52	2,340	2,303,683
Cerritos Community College District, GO, Series B, Election 2022, 5.00%, 08/01/56	11,000	11,607,091
Chabot-Las Positas Community College District, GO, Series C, Election 2016, 5.25%, 08/01/48	20,280	21,509,410
Chaffey Joint Union High School District, GO, CAB(d)
Series H, Election 2012, 0.00%, 08/01/48	4,000	1,430,680
Series H, Election 2012, 0.00%, 08/01/49	3,750	1,280,008
City of Los Angeles, COP, (AMBAC), 6.20%, 11/01/31	1,200	1,203,452
City of Oakland California, GO, Series D, 5.25%, 07/15/48	3,215	3,392,724
City of Redlands COP, 5.00%, 05/01/56	9,500	9,829,541
Clovis Unified School District, GO
Series C, Election 2020, 4.00%, 08/01/48	7,275	6,927,400
Series A, Election 2024, 5.00%, 08/01/50	2,335	2,417,507
Corona-Norco Unified School District, GO, Series D, Election 2014, 5.00%, 08/01/49	4,240	4,472,645
Cupertino Union School District, GO, Series A, Election 2024, 5.75%, 08/01/50	3,775	4,189,426
Security	Par (000)	Value
County/City/Special District/School District (continued)
Downey Unified School District, GO, Series B, Election 2022, 5.00%, 08/01/57	$3,500	$ 3,641,232
Dublin Unified School District, GO, Series B, Election 2020, 4.00%, 08/01/45	4,000	3,891,852
El Rancho Unified School District, GO, Series D, Election 2016, (BAM), 5.75%, 08/01/48	750	822,182
Elk Grove Unified School District, GO, Election 2024, 5.25%, 08/01/52	5,000	5,318,335
Etiwanda School District, GO, Series C, 5.25%, 08/01/52	7,175	7,429,932
Grossmont-Cuyamaca Community College District, GO, Series D, Election 2022, 5.00%, 08/01/56	10,000	10,419,883
Indio Finance Authority, Refunding RB, Series A, (BAM), 5.25%, 11/01/52	7,000	7,255,061
Jurupa Unified School District, GO, Series A, Election 2024, (BAM), 5.25%, 08/01/50	10,000	10,544,133
La Mesa-Spring Valley School District, GO, Series B, 4.00%, 08/01/51	625	575,343
Las Virgenes Unified School District, GO
Series B, Election 2022, 5.25%, 08/01/51	4,500	4,769,736
Series B, Election 2022, 5.00%, 08/01/54	10,000	10,366,444
Long Beach Community College District, GO, Series E, 5.00%, 08/01/52	3,900	4,094,223
Los Altos Elementary School District, GO, Series A, Election 2024, 5.00%, 08/01/55	10,000	10,432,905
Los Angeles County Public Works Financing Authority, Refunding RB
Series J, 5.25%, 12/01/50	6,795	7,292,582
Series J, 5.50%, 12/01/54	4,200	4,556,599
Menlo Park City School District, GO, Series A, Election 2024, 5.00%, 07/01/50	2,700	2,825,615
Modesto High School District, GO, Series B, Election 2022, 5.25%, 08/01/50	4,295	4,600,866
Mountain View Capital Improvements Financing Authority, RB
5.00%, 05/01/51	2,120	2,234,470
5.00%, 05/01/56	2,930	3,059,791
Mt San Antonio Community College District, GO
Series D, Election 2018, 4.00%, 08/01/49	3,500	3,303,981
Series A, Election 2024, 5.00%, 08/01/50	3,600	3,795,284
Municipal Improvement Corp of Los Angeles, RB, 5.50%, 05/01/55	7,000	7,426,315
Napa Valley Unified School District, GO, Series A, Election 2024, 5.25%, 08/01/50	3,500	3,711,701
New Haven Unified School District, GO, Series A, Election 2024, 5.00%, 08/01/50	13,225	13,712,246
Oak Grove School District, GO, Series A-1, 5.00%, 08/01/52	5,835	6,013,443
Ontario Montclair School District, GO, Series C, Election 2016, 5.25%, 08/01/52	4,000	4,230,979
Ontario Public Financing Authority, RB
Series A, 5.00%, 11/01/50	1,525	1,595,268
Series A, 5.25%, 11/01/55	2,500	2,647,805
Series D, 5.00%, 03/01/56	8,000	8,311,758
Oxnard Union High School District, GO, Series B, 5.00%, 08/01/45	6,560	6,697,402
Pajaro Valley Unified School District, GO, Series A, Election 2024, 5.00%, 08/01/49	3,445	3,626,131
Palomar Community College District, GO, Convertible, 6.38%, 08/01/45	9,888	9,627,979
Paramount Unified School District, GO, Election 2024, 5.00%, 08/01/56	5,000	5,193,595
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
County/City/Special District/School District (continued)
Peralta Community College District, GO
Series B, 5.50%, 08/01/52	$2,500	$ 2,637,361
Series C-1, Election 2018, 5.00%, 08/01/50	4,580	4,776,283
Ravenswood City School District, GO, Election 2022, (BAM), 5.25%, 08/01/53	7,570	7,906,440
Redwood City School District, GO, Series A, Election 2022, 5.00%, 08/01/52	6,000	6,216,281
Rio Hondo Community College District, GO, Series A, Election 2024, 5.00%, 08/01/50	2,500	2,624,181
Salinas Union High School District, GO
Series B, Election 2020, 5.00%, 08/01/48	7,250	7,647,762
Series A, Election 2024, 5.00%, 08/01/50	1,500	1,568,819
San Diego Community College District, GO, Series A-1, 5.00%, 08/01/55	1,000	1,050,770
San Diego Public Facilities Financing Authority, Refunding RB, Series A, 5.00%, 10/15/50	5,000	5,233,355
San Diego Unified School District, GO
Series O-2, Election 2008, Sustainability Bonds, 5.00%, 07/01/49	2,375	2,498,540
Series C-3, Election 2022, 5.00%, 07/01/50	11,060	11,671,772
Sustainability Bonds, 4.00%, 07/01/53	2,550	2,379,126
Sustainability Bonds, 4.00%, 07/01/54	10,000	9,299,530
Series A-3, Sustainability Bonds, 5.00%, 07/01/48	3,000	3,148,195
San Francisco Bay Area Rapid Transit District, GO
Series A, Election 2016, Sustainability Bonds, 5.00%, 08/01/47	2,290	2,311,867
Series D-1, Election 2016, Sustainability Bonds, 4.00%, 08/01/47	9,075	8,639,903
Series E-1, Election 2016, Sustainability Bonds, 5.00%, 08/01/45	2,500	2,715,012
San Joaquin Delta Community College District, GO
Series B, Election 2024, 5.00%, 08/01/51	4,500	4,729,611
Series B, Election 2024, 5.00%, 08/01/55	6,000	6,263,128
San Marcos Unified School District, GO, Series A, Election 2024, 5.25%, 08/01/55	2,700	2,854,246
San Mateo Foster City School District, GO, Series C, Election 2020, 5.00%, 08/01/51	1,825	1,904,075
San Mateo Joint Powers Financing Authority, RB
Series A, 5.00%, 07/15/43	1,965	2,011,314
Series A, 4.00%, 07/15/52	8,955	8,253,119
San Rafael City Elementary School District, GO, Series B, Election 2022, 4.00%, 08/01/54	10,000	9,153,874
Scotts Valley Unified School District, GO, Series A-1, Election 2024, 5.25%, 08/01/50	1,100	1,163,189
Sequoia Union High School District, GO
Election 2022, 5.00%, 07/01/48	2,195	2,329,141
Election 2022, 5.00%, 07/01/50	5,000	5,279,609
South Orange County Public Financing Authority, RB, 5.00%, 06/01/52	5,000	5,140,610
Sunnyvale School District, GO
Series A, Election 2024, 5.00%, 09/01/50	3,750	3,962,946
Series A, Election 2024, 5.00%, 09/01/56	2,500	2,617,711
Sweetwater Union High School District, GO, Series A-2, Election 2024, 4.00%, 02/01/55	3,470	3,150,682
Tamalpais Union High School District, GO
Series A, Election 2024, 4.00%, 08/01/47	4,670	4,571,311
Series A, Election 2024, 4.13%, 08/01/49	2,300	2,270,934
Series A, Election 2024, 4.13%, 08/01/50	6,000	5,879,467
Union Elementary School District, GO, CAB(b)
Series G, Election 2014, 09/01/48	7,090	2,355,765
Series G, Election 2014, 09/01/49	8,540	2,675,080
Security	Par (000)	Value
County/City/Special District/School District (continued)
Union Elementary School District, GO, CAB(b) (continued)
Series G, Election 2014, 09/01/50	$8,570	$ 2,540,688
Val Verde Unified School District, GO, Series C, Election 2020, (AGM), 4.00%, 08/01/49	5,000	4,677,935
Victor Valley Community College District, GO, Series F, Election 2008, 5.00%, 08/01/52	3,225	3,362,690
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/38	3,250	3,269,603
West Valley-Mission Community College District, GO(b)
Series C, Election 2018, 08/01/50	1,750	1,654,479
Series C, Election 2018, 08/01/50	3,580	3,784,858
		473,869,837
Education — 9.7%
California Educational Facilities Authority, RB
Series A, 5.00%, 10/01/53	10,000	9,797,837
Series A, 5.00%, 10/01/55	11,420	11,938,783
Series U-7, 5.00%, 06/01/46	7,525	8,558,928
California Enterprise Development Authority, RB(c)
8.00%, 11/15/62	2,300	2,007,823
Series A, 5.00%, 07/01/50	600	565,853
California Infrastructure & Economic Development Bank, RB, 5.00%, 05/15/50	5,000	5,216,870
California Municipal Finance Authority, Refunding RB(c)(e)(f)
5.00%, 08/01/39	615	459,463
5.00%, 08/01/48	860	565,743
California School Finance Authority, RB(c)
5.00%, 08/01/52	1,875	1,694,467
5.00%, 08/01/61	2,950	2,653,001
Series A, 5.00%, 07/01/54	1,150	1,101,575
Series A, 5.00%, 07/01/59	2,565	2,387,573
Series A, 5.00%, 08/01/59	2,365	2,134,787
Series B, 4.00%, 07/01/45	930	786,863
California School Finance Authority, Refunding RB(c)
Series A, 5.88%, 06/01/53	700	702,503
Sustainability Bonds, 5.50%, 08/01/43	550	530,874
Sustainability Bonds, 5.50%, 08/01/47	525	495,671
California State University, RB
Series A, 5.25%, 11/01/48	3,010	3,209,456
Series A, 5.50%, 11/01/49	15,745	17,147,261
California State University, Refunding RB
Series A, 5.00%, 11/01/50	9,260	9,403,130
Series A, 5.25%, 11/01/50	18,640	20,025,796
Series A, 4.63%, 11/01/56	9,500	9,563,846
Series A, 5.00%, 11/01/57	6,000	6,266,554
University of California, RB, Series CC, 5.00%, 05/15/53	2,140	2,235,919
University of California, Refunding RB
Series BW, 5.00%, 05/15/54	12,500	12,996,896
Series O, 5.00%, 05/15/48	2,990	3,041,808
Series Q, 3.00%, 05/15/51	6,000	4,358,372
		139,847,652
Health — 5.0%
California Health Facilities Financing Authority, RB
Series A, 5.00%, 11/15/48	4,190	4,238,040
Series A, 5.00%, 11/01/49	2,095	2,178,989
California Health Facilities Financing Authority, Refunding RB
(BAM-TCRS), 4.00%, 08/15/48	5,005	4,694,336

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Health (continued)
California Health Facilities Financing Authority, Refunding RB (continued)
Series A, 5.00%, 11/15/48	$19,550	$ 19,774,151
Series A, 5.00%, 08/15/51	5,000	5,314,760
Series A, 5.25%, 08/15/54	11,000	11,662,527
Sub-Series A-2, 5.00%, 11/01/47	1,880	2,030,844
California Public Finance Authority, RB, Series A, 6.38%, 06/01/59(c)	9,125	8,544,373
Regents of the University of California Medical Center Pooled Revenue, RB
Series P, 5.00%, 05/15/47	8,410	8,785,726
Series P, 4.00%, 05/15/53	5,000	4,562,674
		71,786,420
Housing — 6.0%
California Housing Finance Agency, RB, M/F Housing
Class I, 5.80%, 04/01/36(c)	2,140	2,091,914
Series A, 4.25%, 01/15/35	— (g)	611
Subordinate, 8.00%, 12/01/56(a)	1,900	1,862,538
Series 2021-2, Class A, Sustainability Bonds, (FHLMC), 3.75%, 03/25/35	12,560	12,456,194
Series U, Sustainability Bonds, (FNMA), 4.10%, 09/01/40	10,000	9,615,648
Series V, Sustainability Bonds, (FNMA), 4.10%, 09/01/40	10,000	9,625,773
Series A, Sustainable Bonds, 4.65%, 02/01/56	8,000	7,825,547
California Municipal Finance Authority, RB, M/F Housing
6.00%, 06/01/38(a)(c)	2,200	2,162,701
5.35%, 06/20/46	5,000	5,258,663
Series 2023, 5.67%, 06/01/56(a)(c)	1,915	1,903,491
Series A, 6.05%, 07/01/41(c)	2,920	2,920,000
Series A, (FNMA), 4.88%, 11/01/43	3,100	3,115,654
Subordinate, 9.00%, 06/01/56(a)(c)	1,760	1,734,638
Subordinate, 8.00%, 08/01/56(a)(c)	1,185	1,161,796
Subordinate, 9.50%, 08/01/56(a)(c)	2,780	2,771,554
Subordinate, 8.00%, 02/01/57(a)(c)	1,125	1,125,000
California Statewide Communities Development Authority, RB, M/F Housing(c)
Class I, 5.80%, 06/01/36	2,865	2,773,086
Subordinate, 7.50%, 01/01/37	2,200	2,124,962
CSCDA Community Improvement Authority, RB, M/F Housing(c)
Series A, 3.00%, 09/01/56	1,475	990,040
Mezzanine Lien, 4.00%, 05/01/57	7,500	4,921,147
Heart-SV, RB, M/F Housing, Series A, 5.38%, 06/01/61(c)	2,600	2,422,410
Sacramento Housing Authority, RB, M/F Housing, Class IA, 5.80%, 07/01/38(c)	3,400	3,242,211
Santa Clara County Housing Authority, RB, M/F Housing, Series A, 6.00%, 08/01/41	3,500	3,559,548
		85,665,126
State — 9.3%
California Municipal Finance Authority, ST, Series A, 5.13%, 09/01/59	1,250	1,239,769
California State Public Works Board, RB
Series A, 5.00%, 04/01/45	8,670	9,266,102
Series A, 5.00%, 04/01/46	14,300	15,197,188
Series A, 5.00%, 09/01/49	3,050	3,189,997
Series A, 5.00%, 04/01/50	19,275	20,086,067
Series A, 5.00%, 09/01/50	2,075	2,165,793
Series C, 5.00%, 11/01/50	5,910	6,172,265
Series D, 5.00%, 11/01/47	18,275	19,165,369
Security	Par (000)	Value
State (continued)
California Statewide Communities Development Authority, SAB, Series C, 4.00%, 09/02/50	$4,985	$ 4,192,934
California Statewide Communities Development Authority, SAB, M/F Housing, 5.00%, 09/02/39	1,060	1,086,112
City of Irvine, Refunding ST, (BAM), 5.00%, 09/01/51	875	918,240
Irvine Facilities Financing Authority, ST, Series A, 5.00%, 09/01/43	1,275	1,359,563
Orange County Community Facilities District, ST
5.00%, 08/15/46	560	570,589
5.00%, 08/15/51	1,205	1,209,990
5.00%, 08/15/56	1,305	1,305,314
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	4,000	4,015,365
State of California, GO, Class C, 5.00%, 11/01/50	5,985	6,290,067
State of California, Refunding GO
5.00%, 10/01/45	5,000	5,301,550
5.00%, 09/01/52	5,000	5,186,066
5.00%, 10/01/56	6,485	6,816,471
Series CX, 4.50%, 12/01/50	19,425	19,120,793
		133,855,604
Tobacco — 4.2%
California County Tobacco Securitization Agency, RB, Series D, 0.00%, 06/01/55(d)	5,855	419,058
California County Tobacco Securitization Agency, Refunding RB
5.00%, 06/01/50	4,205	3,857,078
Series A, 4.00%, 06/01/49	2,755	2,437,544
California County Tobacco Securitization Agency, Refunding RB, CAB(d)
0.00%, 06/01/55	10,000	1,978,584
Series B-2, Subordinate, 0.00%, 06/01/55	10,320	1,716,388
California Statewide Financing Authority, RB(c)(d)
Series D, 0.00%, 06/01/55	5,000	293,226
Series L, 0.00%, 06/01/55	57,200	3,495,532
Golden State Tobacco Securitization Corp., Refunding RB, Series B, 5.00%, 06/01/51	23,515	22,858,520
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/66(d)	64,965	6,072,577
Inland Empire Tobacco Securitization Corp., RB, Series C-1, 0.00%, 06/01/36(d)	2,855	1,431,471
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	12,250	12,300,744
Tobacco Securitization Authority of Southern California, Refunding RB, CAB, 0.00%, 06/01/54(d)	22,600	3,978,145
		60,838,867
Transportation — 25.8%
Alameda Corridor Transportation Authority, Refunding RB, Series B, Sub Lien, 5.00%, 10/01/37	3,790	3,796,832
Bay Area Toll Authority, RB, Series F2, Sustainability Bonds, 5.00%, 04/01/47	5,000	5,328,915
Burbank-Glendale-Pasadena Airport Authority Brick Campaign, ARB
Series B, AMT, (AGM), 4.38%, 07/01/49	2,400	2,283,683
Series B, AMT, 5.25%, 07/01/49	5,385	5,570,210
Series B, AMT, 5.25%, 07/01/54	10,000	10,250,960
Burbank-Glendale-Pasadena Airport Authority Brick Campaign, Refunding ARB, Series B, AMT, (AGM), 5.50%, 07/01/55	7,500	7,894,842
California Infrastructure & Economic Development Bank, Refunding RB, Class B, AMT, Sustainability Bonds, 12.00%, 01/01/65(a)(c)	42,785	27,382,400
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Transportation (continued)
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	$21,415	$ 18,892,756
California Municipal Finance Authority, RB
5.50%, 09/01/56	4,065	4,337,016
5.50%, 09/01/60	8,505	9,026,796
City of Long Beach California Harbor Revenue, ARB, Series A, AMT, 5.00%, 05/15/40	5,000	5,044,342
City of Long Beach California Harbor Revenue, Refunding ARB, Series C, 5.00%, 05/15/47	1,480	1,492,563
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/44	8,525	8,610,098
Series A, AMT, 4.00%, 05/15/49	5,000	4,434,422
Series B, AMT, 5.00%, 05/15/36	1,090	1,093,818
Series B, AMT, 5.00%, 05/15/41	14,500	14,549,945
Series B, AMT, 5.00%, 05/15/46	7,860	7,861,103
Series C, AMT, Subordinate, 5.00%, 05/15/44	4,130	4,159,914
AMT, Sustainability Bonds, 5.00%, 05/15/47	7,345	7,462,444
AMT, Sustainability Bonds, 5.25%, 05/15/47	3,900	4,018,599
City of Los Angeles Department of Airports, Refunding ARB
AMT, 5.50%, 05/15/40	3,490	3,722,241
AMT, 5.50%, 05/15/47	6,700	6,994,285
AMT, 5.00%, 05/15/48	1,500	1,504,780
Series A, AMT, 5.00%, 05/15/46	12,500	12,710,461
Series S, AMT, 5.00%, 05/15/40	4,450	4,607,334
AMT, Subordinate, 4.00%, 05/15/41(h)	115	118,972
City of Los Angeles Department of Airports, Refunding RB
AMT, Sustainable Bonds, 5.00%, 05/15/55	5,000	5,047,465
Class D, Subordinate, 5.00%, 05/15/48	5,000	5,259,705
Series D, Subordinate, 5.25%, 05/15/51	5,000	5,295,843
County of Sacramento California Airport System Revenue, ARB
5.00%, 07/01/49	8,000	8,348,295
5.25%, 07/01/49	1,310	1,388,760
Series A, AMT, 5.25%, 07/01/50	1,300	1,345,633
County of Sacramento California Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/01/39	4,000	4,067,161
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Series B-2, 3.50%, 01/15/53	9,000	7,085,906
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/33	2,000	2,111,930
Series A, AMT, 5.00%, 03/01/37	1,280	1,288,424
Series A, AMT, 5.00%, 03/01/41	11,250	11,299,979
San Diego County Regional Airport Authority, ARB
Series B, AMT, 5.00%, 07/01/47	9,485	9,496,815
Series B, AMT, 5.00%, 07/01/48	6,890	6,960,532
Series B, AMT, 5.25%, 07/01/50	15,750	16,302,861
Series B, AMT, 5.00%, 07/01/53	6,000	6,023,484
Series B, AMT, Subordinate, 5.00%, 07/01/51	11,500	11,525,008
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Class A, AMT, 5.25%, 05/01/49	4,050	4,192,039
Series A, AMT, 5.25%, 05/01/55	6,595	6,802,090
Series A, AMT, 5.50%, 05/01/55	16,120	16,922,858
Series D, AMT, 5.00%, 05/01/43	6,130	6,200,108
Series D, AMT, 5.50%, 05/01/55	8,755	9,191,044
Security	Par (000)	Value
Transportation (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB (continued)
Series E, AMT, 5.00%, 05/01/50	$24,865	$ 24,919,042
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB
Series A, AMT, 5.50%, 05/01/56	8,000	8,426,285
Series C, AMT, 5.75%, 05/01/48	6,900	7,386,752
		370,037,750
Utilities — 13.2%
California Infrastructure & Economic Development Bank, RB, Sustainability Bonds, 5.00%, 10/01/48	10,000	10,137,774
California Pollution Control Financing Authority, Refunding RB, 5.00%, 07/01/39(c)	1,000	1,018,217
City of Los Angeles California Wastewater System Revenue, Refunding RB, Series A, Subordinate, 5.00%, 06/01/55	5,000	5,224,065
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series C, 4.00%, 11/01/50	11,900	11,335,111
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB
Class D, 5.00%, 11/01/51	5,200	5,469,019
Class D, 5.00%, 11/01/55	14,550	15,170,787
Coachella Valley Water District Stormwater System Revenue, COP, Series A, 5.00%, 08/01/47	1,250	1,308,602
Contra Costa Water District, Refunding RB, Series V, 5.00%, 10/01/44	3,570	3,697,901
East Bay Municipal Utility District Wastewater System Revenue, RB, Series A, Sustainability Bonds, 5.00%, 06/01/50	1,435	1,519,612
East Bay Municipal Utility District Water System Revenue, RB
Series A, Sustainability Bonds, 5.00%, 06/01/49	3,835	3,931,754
Series A, Sustainability Bonds, 5.00%, 06/01/51	4,500	4,773,570
Series A, Sustainability Bonds, 5.00%, 06/01/55	8,760	9,172,484
Series A, Sustainable Bonds, 5.00%, 06/01/56	11,895	12,443,559
Livermore Valley Water Financing Authority, RB
Series A, 5.00%, 07/01/48	1,795	1,863,994
Series A, 5.00%, 07/01/53	2,740	2,822,825
Los Angeles County Public Works Financing Authority, RB
5.00%, 03/01/51	2,625	2,758,336
5.00%, 03/01/56	4,455	4,642,544
Moreno Valley Public Financing Authority, Refunding RB, Series A, (AGM), 5.25%, 05/01/56	4,000	4,242,861
Mountain House Financing Authority, RB, Series A, Sustainability Bonds, (BAM), 4.00%, 12/01/50	4,500	4,084,283
Ontario Public Financing Authority, RB, Series A, 5.00%, 08/01/49	1,625	1,702,470
Puente Basin Water Agency, RB, Series A, 5.00%, 06/01/49	4,490	4,696,997
Rancho Water District Financing Authority, RB, Series A, 4.00%, 08/01/56	1,860	1,717,591
Sacramento Municipal Utility District, Refunding RB
Series H, Sustainability Bonds, 5.00%, 08/15/50	3,730	3,842,753
Series K, Sustainability Bonds, 5.00%, 08/15/53	17,000	17,811,662
Series M, Sustainability Bonds, 5.00%, 11/15/45	1,000	1,069,839
Series M, Sustainability Bonds, 5.00%, 11/15/49	2,770	2,923,330

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Utilities (continued)
San Diego Public Facilities Financing Authority, RB
Series A, 5.00%, 05/15/49	$1,160	$ 1,217,913
Series A, 5.00%, 05/15/54	10,175	10,572,978
Series A, Subordinate, 5.00%, 05/15/52	6,970	7,211,362
San Diego Public Facilities Financing Authority, Refunding RB
Series A, 4.00%, 08/01/52	5,000	4,629,480
Series A, Subordinate, 5.00%, 05/15/56	7,200	7,502,545
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB
Series C, Sustainability Bonds, 5.00%, 10/01/49	1,975	2,070,690
Series C, Sustainability Bonds, 5.00%, 10/01/54	1,200	1,246,344
San Mateo Foster City Public Financing Authority, RB, 5.00%, 08/01/49	4,840	5,022,464
Santa Ana Public Financing Authority, Refunding RB, 5.00%, 09/01/49	1,685	1,757,793
Sonoma County Water Agency, Refunding RB, Series A, 4.00%, 07/01/51	6,195	5,738,410
Southern California Water Replenishment District, RB, 4.00%, 08/01/56	3,825	3,507,923
		189,859,842
Total Municipal Bonds in California		1,831,752,685
Puerto Rico — 4.2%
State — 4.2%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB
Series A-1, Restructured, (FHLMC, FNMA, GNMA), 4.75%, 07/01/53	10,122	9,609,752
Series A-1, Restructured, 5.00%, 07/01/58	30,227	29,042,044
Series A-2, Restructured, 4.78%, 07/01/58	4,946	4,675,241
Series A-2, Restructured, 4.33%, 07/01/40	925	903,165
Series B-1, Restructured, 4.75%, 07/01/53	1,063	1,009,204
Series B-1, Restructured, 5.00%, 07/01/58	4,314	4,100,141
Series B-2, Restructured, 4.78%, 07/01/58	1,535	1,444,100
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	26,761	9,737,820
Total Municipal Bonds in Puerto Rico		60,521,467
Total Municipal Bonds — 131.7% (Cost: $1,904,522,173)		1,892,274,152
Municipal Bonds Transferred to Tender Option Bond Trusts(i)
California — 32.2%
County/City/Special District/School District — 8.6%
California Municipal Finance Authority, RB, 5.00%, 06/01/48	15,000	15,192,520
Clovis Unified School District, GO, Election 2020, Series B, 5.00%, 08/01/47	10,000	10,332,353
Irvine Facilities Financing Authority, ST, Series A, 5.00%, 09/01/48	20,000	20,805,841
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Refunding RB, Sustainability Bonds, Series A, 5.00%, 07/01/44	11,200	11,562,066
Los Angeles Unified School District, GO, Sustainability Bonds, 5.25%, 07/01/48	25,000	26,573,654
Security	Par (000)	Value
County/City/Special District/School District (continued)
Mt San Antonio Community College District, GO, Election 2024, Series A, 5.25%, 08/01/55	$12,000	$ 12,749,472
Murrieta Valley Unified School District, GO, Series 2025-ZL, 5.25%, 09/01/51	11,700	12,139,898
Rio Hondo Community College District, GO, Election 2024, Series A, 5.25%, 08/01/55	14,000	14,789,177
		124,144,981
Education — 7.2%
California State University, Refunding RB
Series A, 5.00%, 11/01/48	10,070	10,248,986
Series A, 5.25%, 11/01/50(j)	20,000	21,486,906
Series A, 5.25%, 11/01/56(j)	13,000	13,826,566
University of California, RB, Series BK, 5.00%, 05/15/52	56,410	58,449,733
		104,012,191
Health — 1.9%
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 5.00%, 05/15/47	25,625	26,769,823
State — 1.6%
State of California, Refunding GO
5.00%, 03/01/49	8,750	9,242,284
5.25%, 10/01/51	12,500	13,474,536
		22,716,820
Transportation — 10.4%
City of Los Angeles Department of Airports, Refunding ARB
Series A, AMT, Sustainability Bonds, 5.25%, 05/15/50	19,365	20,120,837
Series S, AMT, 5.00%, 05/15/51	19,235	19,364,792
City of Los Angeles Department of Airports, Refunding RB, AMT, Sustainability Bonds, Series A, 5.50%, 05/15/55	25,000	26,194,850
San Diego County Regional Airport Authority, ARB, AMT, Series B, 5.00%, 07/01/48	20,795	21,007,876
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB(j)
2nd Series, Class D, AMT, 5.00%, 05/01/48	30,660	30,747,716
Series A, AMT, 5.50%, 05/01/55	20,000	20,996,101
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, AMT, Series C, 5.75%, 05/01/48(j)	9,600	10,277,220
		148,709,392
Utilities — 2.5%
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 5.00%, 11/01/50	11,690	11,786,309
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Utilities (continued)
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB
Series A, Sustainability Bonds, 4.00%, 10/01/49	$12,790	$ 12,213,482
Series F, 5.00%, 10/01/54	11,865	12,323,225
		36,323,016
Total Municipal Bonds in California		462,676,223
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.2% (Cost: $458,295,501)		462,676,223

	Shares
Warrants
Construction & Engineering — 0.3%
Brightline West, (Expires 11/26/35, Strike Price USD 5.00)(f)(k)	2,022,370	4,044,740
Total Warrants — 0.3% (Cost: $ — )		4,044,740
Total Long-Term Investments — 164.2% (Cost: $2,362,817,674)		2,358,995,115
Short-Term Securities
Money Market Funds — 3.1%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.19%(l)(m)	45,307,289	45,311,820
Total Short-Term Securities — 3.1% (Cost: $45,311,820)		45,311,820
Total Investments — 167.3% (Cost: $2,408,129,494)		2,404,306,935
Other Assets Less Liabilities — 1.4%		19,800,727
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.2)%		(290,109,482)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (48.5)%		(697,177,119)
Net Assets Applicable to Common Shares — 100.0%		$ 1,436,821,061

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	When-issued security.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Rounds to less than 1,000.
(h)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(i)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See
Note 4 of the Notes to Financial Statements for details.

(j)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 1, 2027 to May 1, 2033, is $60,852,047. See
Note 4 of the Notes to Financial Statements for details.

(k)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/26	Shares Held at 07/31/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 18,804,567	$ 26,507,253 (a)	$ —	$ —	$ —	$ 45,311,820	45,307,289	$ 1,667,110	$ —

(a)	Represents net amount purchased (sold).

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 1,892,274,152	$ —	$ 1,892,274,152
Municipal Bonds Transferred to Tender Option Bond Trusts	—	462,676,223	—	462,676,223
Warrants	—	—	4,044,740	4,044,740
Short-Term Securities
Money Market Funds	45,311,820	—	—	45,311,820
	$45,311,820	$2,354,950,375	$4,044,740	$2,404,306,935
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(288,434,986)	$—	$(288,434,986)
VRDP Shares at Liquidation Value	—	(697,700,000)	—	(697,700,000)
	$—	$(986,134,986)	$—	$(986,134,986)
See notes to financial statements.
Schedule of Investments

Schedule of Investments
July 31, 2026
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
California — 0.2%
Transportation — 0.2%
California Infrastructure & Economic Development Bank, Refunding RB, Class B, AMT, Sustainability Bonds, 12.00%, 01/01/65(a)(b)	$2,360	$ 1,510,400
New Jersey — 142.5%
Corporate — 8.1%
New Jersey Economic Development Authority, ARB
Series A, AMT, 5.63%, 11/15/30	1,500	1,502,051
Series B, AMT, 5.63%, 11/15/30	5,990	5,998,191
New Jersey Economic Development Authority, RB
AMT, 4.00%, 08/01/59	1,000	834,167
AMT, 5.00%, 08/01/59	4,440	4,460,210
New Jersey Economic Development Authority, Refunding RB
3.38%, 04/01/38	4,040	3,706,310
3.50%, 04/01/42	3,030	2,630,089
AMT, 3.00%, 08/01/41	19,020	15,355,108
AMT, 3.00%, 08/01/43	23,960	18,705,040
		53,191,166
County/City/Special District/School District — 20.2%
Casino Reinvestment Development Authority, Inc., RB
Series B, (AGM), 5.00%, 11/01/43	680	711,024
Series B, (AGM), 5.00%, 11/01/44	755	785,824
Casino Reinvestment Development Authority, Inc., Refunding RB
Series A, (AGM), 5.00%, 11/01/41	1,000	1,053,036
Series A, (AGM), 5.00%, 11/01/42	395	414,408
City of Newark New Jersey, GOL, (SAW), 4.50%, 03/15/36	3,165	3,166,040
City of Rahway, Refunding GOL, 4.00%, 07/20/27	6,800	6,877,925
Clifton Board of Education, GO
2.00%, 08/15/41	6,150	4,219,557
2.25%, 08/15/46	6,150	3,953,570
County of Essex New Jersey, GO, Series B, 3.00%, 09/01/46	1,700	1,308,592
County of Middlesex New Jersey, Refunding COP, 5.00%, 10/15/31	2,840	3,069,358
Essex County Improvement Authority, Refunding RB
(NPFGC GTD), 5.50%, 10/01/27	250	258,395
(NPFGC GTD), 5.50%, 10/01/29	8,505	9,219,456
Essex County, GOL, 4.00%, 07/07/27	5,000	5,055,004
Ewing Township Board of Education, GO, 4.00%, 07/15/39	2,320	2,233,969
Hopewell Valley Regional School District, GO, 4.00%, 02/01/44	3,155	3,098,735
Hudson County Improvement Authority, RB
5.00%, 05/01/46	4,000	4,002,258
Series A-1, (NPFGC GTD), 0.00%, 12/15/32(c)	1,000	777,015
Middlesex County Improvement Authority, RB, (GTD), 5.00%, 09/15/56	1,350	1,414,749
New Jersey Economic Development Authority, RB, Series B, 6.50%, 04/01/31	2,555	2,557,636
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	1,832	1,871,547
Newark Board of Education, Refunding GO, Sustainability Bonds, (BAM), 3.00%, 07/15/42	1,500	1,204,324
Rahway Valley Sewerage Authority, RB(c)
Series A, (NPFGC), 0.00%, 09/01/26	4,100	4,090,052
Series A, (NPFGC), 0.00%, 09/01/28	6,600	6,178,362
Security	Par (000)	Value
County/City/Special District/School District (continued)
Rahway Valley Sewerage Authority, RB(c) (continued)
Series A, (NPFGC), 0.00%, 09/01/29	$9,650	$ 8,710,170
Series A, (NPFGC), 0.00%, 09/01/31	6,000	5,006,725
Series A, (NPFGC), 0.00%, 09/01/33	5,000	3,827,524
Township of East Brunswick, Refunding GOL, 4.00%, 07/13/27	10,200	10,306,731
Union County Improvement Authority, Refunding RB, 5.00%, 03/01/34	810	871,365
Union County Utilities Authority, Refunding RB, Series A, AMT, (GTD), 5.25%, 12/01/31	34,835	35,752,289
		131,995,640
Education — 22.9%
Atlantic County Improvement Authority, RB, Series A, (AGM), 4.00%, 07/01/46	2,250	2,064,860
Camden County Improvement Authority, RB, Sustainability Bonds, 6.00%, 06/15/52	780	798,669
Gloucester County Improvement Authority, RB
(BAM), 5.00%, 07/01/49	6,400	6,559,574
(BAM), 5.00%, 07/01/54	7,450	7,573,492
Gloucester County Improvement Authority, Refunding RB
5.00%, 07/01/43	1,725	1,841,197
5.00%, 07/01/44	725	770,029
Middlesex County Improvement Authority, RB, 5.00%, 08/15/53	11,140	11,464,829
Montclair State University, Inc., Refunding RB
Series A, (BAM), 5.25%, 07/01/51	1,175	1,233,739
Series A, 5.25%, 07/01/56	1,750	1,815,937
New Jersey Economic Development Authority, RB
Series A, 5.00%, 07/01/27(b)	100	100,289
Series A, 5.13%, 11/01/29(b)	120	120,707
Series A, 5.00%, 01/01/35	2,000	2,002,361
Series A, 5.25%, 07/01/37(b)	1,030	1,011,332
Series A, 5.00%, 07/01/38	350	350,127
Series A, 6.25%, 11/01/38(b)	440	449,255
Series A, 5.38%, 07/01/47(b)	1,685	1,546,720
Series A, 5.00%, 12/01/48	4,475	4,457,210
Series A, 5.00%, 06/15/49(b)	1,700	1,610,434
Series A, 5.00%, 01/01/50	1,235	1,141,165
Series A, 6.50%, 11/01/52(b)	2,490	2,534,310
Series A, 5.25%, 11/01/54(b)	4,040	3,453,194
New Jersey Economic Development Authority, Refunding RB
(AGM), 5.00%, 06/01/37	6,270	6,329,164
(AGM), 5.00%, 06/01/42	810	814,918
Series A, 4.25%, 09/01/27(b)	110	110,253
Series A, 5.63%, 08/01/34(b)	530	530,071
Series A, 5.00%, 09/01/37(b)	805	807,391
Series A, 5.88%, 08/01/44(b)	1,070	1,070,137
Series A, 6.00%, 08/01/49(b)	555	555,030
Series A, 5.13%, 09/01/52(b)	3,200	3,040,090
New Jersey Educational Facilities Authority, RB
Series A, 4.00%, 07/01/47	2,100	1,856,986
Series B, 5.25%, 03/01/54	30,470	31,832,504
Series C, (AGM), 3.25%, 07/01/49	1,060	826,090
New Jersey Educational Facilities Authority, Refunding RB
(BAM), 5.25%, 07/01/56	2,400	2,520,354
Series D, 5.00%, 07/01/38	1,000	1,000,241
Series D, 5.00%, 07/01/43	600	596,291

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Education (continued)
New Jersey Higher Education Student Assistance Authority, RB
Series B, AMT, 4.00%, 12/01/44	$1,160	$ 1,108,425
Series B, AMT, 4.25%, 12/01/45	3,545	3,463,008
Sub-Series C, AMT, 4.00%, 12/01/48	3,210	2,712,269
Series C, AMT, Subordinate, 5.00%, 12/01/53	985	938,643
Series C, AMT, Subordinate, 5.25%, 12/01/54	1,825	1,777,609
New Jersey Higher Education Student Assistance Authority, Refunding RB
AMT, 5.00%, 12/01/35	675	720,473
AMT, 5.25%, 12/01/56	1,550	1,507,643
Series 1-B, AMT, 4.50%, 12/01/45	5,550	5,491,850
Series B, AMT, 3.00%, 12/01/32	4,635	4,538,572
Series B, AMT, 4.00%, 12/01/41	1,920	1,845,968
Sub-Series C, AMT, 3.63%, 12/01/49	1,925	1,509,284
Series C, AMT, Subordinate, 5.00%, 12/01/52	18,705	17,974,261
Passaic County Improvement Authority, RB
Series A, 5.00%, 01/01/55	700	642,875
Series A, 5.00%, 01/01/60	500	451,754
		149,471,584
Health — 12.9%
Middlesex County Improvement Authority, RB, (AMBAC), 5.50%, 09/01/30	315	315,558
New Jersey Economic Development Authority, Refunding RB
5.00%, 01/01/34	1,230	1,250,755
5.00%, 01/01/39	1,980	1,991,505
5.00%, 01/01/49	5,500	5,181,522
New Jersey Health Care Facilities Financing Authority, RB
5.00%, 07/01/42	2,000	2,016,083
2.38%, 07/01/46	3,735	2,426,401
4.00%, 07/01/47	5,555	5,083,709
3.00%, 07/01/49	3,650	2,688,429
3.00%, 07/01/51	16,100	11,548,120
4.00%, 07/01/51	10,000	9,216,989
VRDN, 1.60%, 08/03/26(a)	10,000	10,000,000
Series D, VRDN, 1.80%, 08/07/26(a)	12,895	12,895,000
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 07/01/28	2,820	2,839,121
5.00%, 07/01/29	715	719,766
5.00%, 07/01/34	2,190	2,195,832
4.00%, 07/01/41	3,000	2,821,793
Series A, 5.25%, 07/01/49	1,840	1,933,525
Series A, 5.25%, 07/01/54	8,910	9,288,614
		84,412,722
Housing — 7.5%
Middlesex County Improvement Authority, RB, M/F Housing(b)
7.13%, 06/01/61	700	710,797
Class IA, 5.95%, 06/01/61	3,300	3,363,250
Class IB, 5.00%, 06/01/36	1,000	1,001,452
Class IC, 5.50%, 06/01/30	1,700	1,715,034
New Jersey Housing & Mortgage Finance Agency, RB
5.25%, 12/20/65	2,048	2,125,636
Series A, (AGM), 5.00%, 05/01/27	425	426,683
New Jersey Housing & Mortgage Finance Agency, RB, M/F Housing
Series A, (FNMA), 4.55%, 05/01/41	1,560	1,536,255
Security	Par (000)	Value
Housing (continued)
New Jersey Housing & Mortgage Finance Agency, RB, M/F Housing (continued)
Series D-1, (GNMA), 5.05%, 09/01/67	$1,525	$ 1,497,884
Series A, Sustainability Bonds, (HUD SECT 8), 4.50%, 05/01/50	470	455,218
Series A, Sustainability Bonds, 4.90%, 11/01/50	4,580	4,588,635
Series A, Sustainability Bonds, 4.95%, 11/01/55	2,170	2,162,165
Series D-1, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.10%, 11/01/45	4,010	4,115,944
Series D-1, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.20%, 11/01/55	6,000	6,085,151
Series E-1, Sustainability Bonds, (HUD SECT 8), 4.50%, 05/01/50	750	731,643
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing
Series H, Sustainability Bonds, 2.15%, 10/01/41	2,995	2,166,876
Series K, Sustainability Bonds, 4.70%, 10/01/50	2,180	2,141,910
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing
Series A, (HUD SECT 8), 2.45%, 11/01/45	860	593,464
Series A, 4.00%, 11/01/48	675	606,196
Series A, (HUD SECT 8), 2.55%, 11/01/50	780	511,924
Series A, 4.10%, 11/01/53	400	348,451
Series D, AMT, 4.25%, 11/01/37	2,940	2,872,522
Series D, AMT, 4.35%, 11/01/42	1,000	922,627
Series A, Sustainability Bonds, (HUD SECT 8), 2.65%, 11/01/46	1,150	806,659
Series A, Sustainability Bonds, (HUD SECT 8), 2.70%, 11/01/51	1,150	758,019
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series A, 3.75%, 10/01/35	5,295	5,190,966
Newark Housing Authority, RB, M/F Housing, Series A, 5.00%, 12/01/30	2,000	2,002,758
		49,438,119
State — 43.0%
Garden State Preservation Trust, RB
Series A, (AGM), 5.75%, 11/01/28	11,365	11,783,475
Series B, (AGM), 0.00%, 11/01/26(c)	6,000	5,952,186
Series B, (AGM), 0.00%, 11/01/27(c)	4,000	3,839,197
Series B, (AGM), 0.00%, 11/01/28(c)	4,540	4,205,992
New Jersey Economic Development Authority, RB
5.00%, 06/15/43	10,690	10,953,380
4.00%, 11/01/44	4,715	4,353,959
5.00%, 06/15/49	2,700	2,738,362
Class A, 5.25%, 11/01/47	11,300	11,776,663
Class A, 5.00%, 11/01/52	6,000	6,084,946
Series A, 5.00%, 06/15/42	2,000	2,025,969
Series B, 5.00%, 06/15/35	3,750	3,898,313
Series B, 5.00%, 06/15/43	3,470	3,555,494
Series EEE, 5.00%, 06/15/48	2,850	2,892,619
New Jersey Economic Development Authority, Refunding RB
4.00%, 07/01/46	5,025	4,763,427
Series N-1, (NPFGC), 5.50%, 09/01/27	1,000	1,030,177
Sub-Series A, 4.00%, 07/01/32	5,000	4,991,637
Sub-Series A, 5.00%, 07/01/33	5,050	5,093,483
Sub-Series A, 4.00%, 07/01/34	9,420	9,271,705
New Jersey Educational Facilities Authority, RB, Series A, 5.25%, 09/01/53	4,545	4,697,996
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
State (continued)
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/42	$785	$ 820,598
5.25%, 06/15/46	385	403,012
4.50%, 06/15/49	2,985	2,902,395
Series AA, 5.25%, 06/15/34	1,305	1,306,328
Series AA, 4.00%, 06/15/36	2,565	2,564,791
Series AA, 5.25%, 06/15/41	5,000	5,003,177
Series AA, 4.00%, 06/15/45	7,325	6,736,820
Series AA, 5.00%, 06/15/45	5,000	5,119,109
Series AA, 4.00%, 06/15/50	10,535	9,601,334
Series AA, 5.00%, 06/15/50	1,000	1,022,748
Series AA, 5.25%, 06/15/50	4,445	4,646,679
Series AA, 5.00%, 06/15/55	3,500	3,540,543
Series BB, 4.00%, 06/15/44	5,100	4,707,647
Series BB, 4.00%, 06/15/50	9,100	8,293,511
Series BB, 5.25%, 06/15/50	19,575	20,303,998
Series C, (AGM), 0.00%, 12/15/32(c)	14,050	11,242,447
Series C, (AMBAC), 0.00%, 12/15/35(c)	8,300	5,751,233
Series C, (AMBAC), 0.00%, 12/15/36(c)	7,210	4,740,313
Series CC, 5.25%, 06/15/55	15,190	15,696,296
Series S, 5.00%, 06/15/33	2,450	2,542,247
Series S, Class BB, 5.00%, 06/15/36	3,750	3,992,572
Series S, Class BB, 4.00%, 06/15/37	1,550	1,537,619
Series S, Class BB, 4.00%, 06/15/40	6,000	5,722,716
Series S, Class BB, 4.00%, 06/15/50	8,290	7,555,297
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(c)	6,000	4,157,518
New Jersey Transportation Trust Fund Authority, Refunding RB
5.00%, 12/15/26	3,130	3,153,390
4.00%, 12/15/39	3,630	3,478,973
Series A, 4.00%, 06/15/36	3,695	3,694,699
Series A, 5.25%, 06/15/41	4,000	4,283,132
South Jersey Port Corp., ARB
Series A, 5.00%, 01/01/49	4,150	4,152,059
Series B, AMT, 5.00%, 01/01/42	12,870	12,929,117
State of New Jersey, GO, 5.00%, 06/01/38	5,085	5,338,746
		280,850,044
Tobacco — 4.7%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	4,695	4,802,175
Series A, 5.00%, 06/01/46	7,465	7,355,819
Sub-Series B, 5.00%, 06/01/46	12,295	11,871,157
Series A, AMT, Intermediate Lien, 5.25%, 06/01/46	6,500	6,513,373
		30,542,524
Transportation — 21.2%
New Jersey Economic Development Authority, ARB, AMT, 6.38%, 01/01/35(b)	2,795	2,941,831
New Jersey Economic Development Authority, RB
AMT, (AGM), 5.00%, 01/01/31	1,000	1,014,209
AMT, 5.13%, 01/01/34	2,290	2,296,721
AMT, 5.38%, 01/01/43	23,510	23,529,205
AMT, 5.63%, 01/01/52	1,000	1,000,617
New Jersey Economic Development Authority, Refunding ARB
AMT, 5.00%, 10/01/37	8,200	8,271,237
AMT, 5.00%, 10/01/47	7,015	7,018,221
New Jersey Transportation Trust Fund Authority, RB
4.50%, 06/15/49(d)	1,615	1,682,849
Series A, 5.00%, 06/15/30	4,250	4,254,678
Security	Par (000)	Value
Transportation (continued)
New Jersey Turnpike Authority, RB
Series A, 5.00%, 01/01/34	$2,500	$ 2,517,373
Series A, 4.00%, 01/01/42	4,000	3,891,600
Series A, 5.25%, 01/01/50	19,685	20,894,403
Series A, 4.00%, 01/01/51	7,390	6,833,574
Series A-2, 5.00%, 01/01/54(a)	6,800	7,492,109
Series B, 5.25%, 01/01/52	11,705	12,225,720
New Jersey Turnpike Authority, Refunding RB
Series A, (AGM), 5.25%, 01/01/29	4,000	4,243,378
Series A, (BHAC-CR AGM), 5.25%, 01/01/29	500	530,422
Series A, (AGM), 5.25%, 01/01/30	4,000	4,319,126
Series A, 4.00%, 01/01/39	7,175	7,089,137
Series C, 5.00%, 01/01/45	3,500	3,684,851
South Jersey Transportation Authority, RB
5.25%, 11/01/52	6,000	6,165,202
(BAM), 5.25%, 11/01/52	700	721,181
Series A, (AGM-CR), 4.00%, 11/01/50	4,260	3,924,262
Series A, Subordinate, (BAM), 4.00%, 11/01/50	2,000	1,834,107
		138,376,013
Utilities — 2.0%
New Jersey Infrastructure Bank, RB, Sustainable Bonds, 5.00%, 09/01/26	2,570	2,574,743
Passaic Valley Sewerage Commission, Refunding RB
Series J, (AGM), 3.00%, 12/01/40	2,060	1,708,886
Series J, (AGM), 3.00%, 12/01/41	2,110	1,727,687
Series J, (AGM), 3.00%, 12/01/42	2,155	1,744,124
Series J, (AGM), 3.00%, 12/01/43	2,205	1,760,032
Series J, (AGM), 3.00%, 12/01/44	2,255	1,773,316
Series J, (AGM), 3.00%, 12/01/45	2,305	1,780,482
		13,069,270
Total Municipal Bonds in New Jersey		931,347,082
New York — 9.5%
County/City/Special District/School District — 0.5%
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series E, Subordinate, 5.00%, 11/01/53	3,500	3,551,381
State — 1.3%
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/50	8,030	8,259,925
Transportation — 7.7%
Port Authority of New York & New Jersey, ARB
Series 93, 6.13%, 06/01/94	6,000	6,009,421
AMT, 5.00%, 11/01/30	2,000	2,097,692
AMT, 5.00%, 11/01/33	1,030	1,073,364
AMT, 4.00%, 11/01/37	1,715	1,676,925
AMT, 4.00%, 09/01/38	1,085	1,037,071
Series 218, AMT, 5.00%, 11/01/32	3,105	3,238,758
Series 218, AMT, 4.00%, 11/01/47	835	739,293
Series 221, AMT, 4.00%, 07/15/40	1,500	1,404,983
Series 221, AMT, 4.00%, 07/15/45	1,975	1,788,220
Series 221, AMT, 4.00%, 07/15/50	4,415	3,817,458
Port Authority of New York & New Jersey, Refunding ARB
AMT, 5.00%, 01/15/52	11,395	11,478,542
Series 206, AMT, 5.00%, 11/15/47	1,500	1,507,307
Series 223, AMT, 4.00%, 07/15/41	2,530	2,350,931

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB (continued)
Series 238, AMT, 5.00%, 07/15/39	$1,670	$ 1,751,169
Port Authority of New York & New Jersey, Refunding RB, Series 242, AMT, 5.00%, 12/01/53	10,205	10,279,987
		50,251,121
Total Municipal Bonds in New York		62,062,427
Puerto Rico — 4.5%
State — 4.5%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB
Series A-1, Restructured, (FHLMC, FNMA, GNMA), 4.75%, 07/01/53	1,336	1,268,388
Series A-1, Restructured, 5.00%, 07/01/58	18,536	17,809,354
Series A-2, Restructured, 4.78%, 07/01/58	2,906	2,746,917
Series A-2, Restructured, 4.33%, 07/01/40	2,264	2,210,557
Series B-1, Restructured, 4.75%, 07/01/53	333	316,148
Series B-2, Restructured, 4.78%, 07/01/58	618	581,403
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	11,521	4,192,273
Total Municipal Bonds in Puerto Rico		29,125,040
Wisconsin — 1.2%
Education — 0.1%
Public Finance Authority, RB, 5.00%, 07/01/55(b)	785	698,310
Transportation — 1.1%
Public Finance Authority, RB
Series A, AMT, Senior Lien, 5.50%, 07/01/44	3,600	3,669,350
Series A, AMT, Senior Lien, 5.75%, 07/01/49	3,500	3,605,981
		7,275,331
Total Municipal Bonds in Wisconsin		7,973,641
Total Municipal Bonds — 157.9% (Cost: $1,050,081,627)		1,032,018,590
Municipal Bonds Transferred to Tender Option Bond Trusts(e)
New Jersey — 3.0%
Housing — 1.2%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Sustainability Bonds, Series M, 5.05%, 10/01/45	7,816	7,967,614
Utilities — 1.8%
Union County Utilities Authority, Refunding RB, Series A, 5.00%, 06/15/41	11,685	11,690,358
Total Municipal Bonds in New Jersey		19,657,972
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 3.0% (Cost: $19,501,816)		19,657,972

Security	Shares	Value
Warrants
Construction & Engineering — 0.1%
Brightline West, (Expires 11/26/35, Strike Price USD 5.00)(f)(g)	111,540	$ 223,080
Total Warrants — 0.1% (Cost: $ — )		223,080
Total Long-Term Investments — 161.0% (Cost: $1,069,583,443)		1,051,899,642
Short-Term Securities
Money Market Funds — 3.7%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.19%(h)(i)	24,452,020	24,454,465
Total Short-Term Securities — 3.7% (Cost: $24,454,315)		24,454,465
Total Investments — 164.7% (Cost: $1,094,037,758)		1,076,354,107
Other Assets Less Liabilities — 0.8%		5,473,517
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.8)%		(11,773,454)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (63.7)%		(416,525,064)
Net Assets Applicable to Common Shares — 100.0%		$ 653,529,106

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Non-income producing security.
(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/26	Shares Held at 07/31/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 22,323,845	$ 2,130,620 (a)	$ —	$ —	$ —	$ 24,454,465	24,452,020	$ 579,004	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 1,032,018,590	$ —	$ 1,032,018,590
Municipal Bonds Transferred to Tender Option Bond Trusts	—	19,657,972	—	19,657,972
Warrants	—	—	223,080	223,080
Short-Term Securities
Money Market Funds	24,454,465	—	—	24,454,465
	$24,454,465	$1,051,676,562	$223,080	$1,076,354,107
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(11,706,105)	$—	$(11,706,105)
VRDP Shares at Liquidation Value	—	(417,100,000)	—	(417,100,000)
	$—	$(428,806,105)	$—	$(428,806,105)
See notes to financial statements.

2026 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2026
BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 5.7%
Corporate — 5.7%
Black Belt Energy Gas District, RB
Series A, 5.00%, 12/01/34	$6,500	$ 6,718,665
Series D, 5.00%, 03/01/55(a)	2,880	2,983,505
Energy Southeast A Cooperative District, RB, Series A, 5.00%, 11/01/35	3,500	3,600,347
Southeast Alabama Gas Supply District, Refunding RB, Series B, 5.00%, 06/01/49(a)	2,500	2,594,154
Southeast Energy Authority A Cooperative District, RB, Series H, 5.00%, 11/01/35	4,000	4,139,044
Total Municipal Bonds in Alabama		20,035,715
California(a) — 1.2%
Corporate — 1.0%
California Community Choice Financing Authority, RB, Series B, Sustainability Bonds, 5.00%, 01/01/55	3,400	3,469,421
Transportation — 0.2%
California Infrastructure & Economic Development Bank, Refunding RB, Class B, AMT, Sustainability Bonds, 12.00%, 01/01/65(b)	1,275	816,000
Total Municipal Bonds in California		4,285,421
Georgia — 1.1%
Housing — 1.1%
Georgia Housing & Finance Authority, RB, S/F Housing, Series G, (FNMA, GNMA), 4.90%, 12/01/50	4,000	4,002,005
Michigan — 150.0%
County/City/Special District/School District — 46.9%
Avondale School District, GO, (Q-SBLF), 4.13%, 11/01/46	905	858,062
Berkley School District, GO, Series II, (Q-SBLF), 5.00%, 05/01/49	7,475	7,682,688
Byron Center Public Schools, GO
Series I, (Q-SBLF), 5.00%, 05/01/51	2,000	2,053,175
Series II, (Q-SBLF), 5.25%, 05/01/53	5,000	5,134,708
Cedar Springs Public School District, GO
Series II, (Q-SBLF), 5.00%, 05/01/46	1,100	1,141,629
Series II, (Q-SBLF), 4.50%, 05/01/49	1,950	1,886,781
City of Grand Rapids Michigan, GOL, 5.00%, 04/01/50	3,000	3,070,366
City of Lansing Michigan, Refunding GO
Series B, (AGM), 4.13%, 06/01/48	5,325	4,983,385
Series B, (AGM), 5.00%, 06/01/48	9,290	9,555,346
Clarkston Community Schools, GO
Series I, (Q-SBLF), 5.00%, 05/01/45	6,360	6,638,940
Series I, (Q-SBLF), 5.00%, 05/01/47	2,000	2,066,111
Coopersville Area Public Schools, GO
Series I, (Q-SBLF), 4.00%, 05/01/48	295	265,250
Series I, (Q-SBLF), 4.13%, 05/01/52	600	533,474
County of Kalamazoo Michigan, GOL, 4.13%, 05/01/47	1,375	1,287,516
Gerald R Ford International Airport Authority, ARB
AMT, (GTD), 5.00%, 01/01/46	2,250	2,297,755
AMT, (GTD), 5.00%, 01/01/49	2,000	2,030,441
AMT, (GTD), 5.00%, 01/01/51	5,435	5,478,676
AMT, (GTD), 5.00%, 01/01/54	2,000	2,013,039
Grand Rapids Public Schools, GO, (AGM), 5.00%, 05/01/49	2,000	2,038,573
Gull Lake Community School District, GO, Series I, (Q- SBLF), 5.00%, 05/01/48	4,000	4,038,161
Security	Par (000)	Value
County/City/Special District/School District (continued)
Holly Area School District, GO, Series I, (Q-SBLF), 5.25%, 05/01/48	$8,235	$ 8,570,827
Hudsonville Public Schools, Refunding GO
(Q-SBLF), 5.00%, 05/01/46	2,500	2,600,542
(Q-SBLF), 5.00%, 05/01/49	2,375	2,437,850
Karegnondi Water Authority, Refunding RB, 5.00%, 11/01/41	2,200	2,225,263
Kentwood Public Schools, GO
(AGM), 5.00%, 05/01/56	3,000	3,049,376
Series II, (AGM), 5.00%, 05/01/46	6,705	6,938,929
Series II, (AGM), 5.00%, 05/01/49	1,295	1,324,737
L’Anse Creuse Public Schools, GO, Series I, (Q-SBLF), 5.00%, 05/01/49	9,205	9,461,053
Michigan Finance Authority, RB, 2nd Lien, (BAM-TCRS), 4.00%, 11/01/50	1,500	1,328,515
Northwestern Regional Airport Authority, ARB
AMT, (GTD), 5.25%, 01/01/51	3,000	3,087,724
AMT, (GTD), 5.25%, 01/01/56	1,725	1,763,788
Novi Community School District, GO, Series I, 5.00%, 05/01/44	1,175	1,211,241
Okemos Public Schools, GO, Series II, (Q-SBLF), 5.00%, 05/01/49	2,750	2,822,797
Rockford Public Schools, GO
Series II, (Q-SBLF), 5.00%, 05/01/46	1,505	1,560,175
Series II, (Q-SBLF), 5.00%, 05/01/49	2,000	2,048,256
South Lyon Community Schools, GO, Series I, 5.00%, 11/01/49	1,000	1,023,070
Southfield Public Schools, GO
(Q-SBLF), 5.25%, 05/01/50	1,250	1,302,383
(Q-SBLF), 5.25%, 05/01/55	2,500	2,584,772
Three Rivers Community Schools, GO, Series II, (Q- SBLF), 4.25%, 05/01/49	7,000	6,568,076
Troy School District, GO
(Q-SBLF), 5.00%, 05/01/47	3,360	3,486,941
(Q-SBLF), 5.00%, 05/01/52	17,975	18,368,897
Walled Lake Consolidated School District, GO
(Q-SBLF), 5.00%, 05/01/47	1,000	1,026,698
(Q-SBLF), 5.00%, 05/01/49	2,500	2,551,208
(Q-SBLF), 5.00%, 05/01/50	1,500	1,537,267
Wayne-Westland Community Schools, GO
(Q-SBLF), 5.00%, 11/01/44	2,360	2,449,779
(Q-SBLF), 4.50%, 11/01/46	5,250	5,237,053
West Ottawa Public Schools, GO, (AGM), 4.00%, 11/01/46	1,000	938,168
Williamston Community Schools School District, GO, (Q-SBLF), 5.00%, 05/01/51	2,250	2,315,700
		164,875,161
Education — 19.1%
Eastern Michigan University, Refunding RB, (BAM), 5.25%, 03/01/50	2,000	2,069,062
Ferris State University, Refunding RB, Series A, (AGM), 5.00%, 10/01/49	2,000	2,057,360
Michigan Finance Authority, Refunding RB
5.00%, 12/01/36	1,550	1,547,120
5.00%, 12/01/40	2,900	2,780,119
5.00%, 12/01/45	3,750	3,520,564
4.00%, 09/01/50	1,550	1,286,057
Michigan State University, Refunding RB
Series A, 5.00%, 08/15/49	4,835	4,992,808
Series A, 5.25%, 02/15/50	10,000	10,538,304
Series A, 5.25%, 08/15/54	4,525	4,705,027
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Education (continued)
Michigan Technological University, RB
Series A, 5.00%, 10/01/45	$1,800	$ 1,800,880
Series A, (AGM), 5.25%, 10/01/52	1,675	1,711,452
Series C, (AGM), 5.25%, 10/01/48	2,500	2,601,470
Northern Michigan University, RB, Series A, 5.50%, 06/01/50	1,000	1,062,181
Oakland University, Refunding RB
Series A, 5.00%, 03/01/45	935	971,643
Series A, 5.00%, 03/01/46	1,500	1,547,757
Series A, 5.00%, 03/01/47	975	999,135
Wayne State University, RB, Series A, 4.00%, 11/15/48	8,385	7,280,118
Western Michigan University, RB
Series A, (AGM), 5.00%, 11/15/51	1,815	1,835,114
Series A, (AGM), 5.00%, 11/15/53	5,345	5,391,673
Western Michigan University, Refunding RB
5.00%, 11/15/49	5,650	5,718,178
Series A, (AGM), 5.25%, 11/15/49	2,500	2,599,571
		67,015,593
Health — 15.0%
Kentwood Economic Development Corp., Refunding RB, 4.00%, 11/15/43	750	657,910
Michigan Finance Authority, RB, Series A, 5.00%, 11/15/48	6,365	6,431,162
Michigan Finance Authority, Refunding RB
4.00%, 04/15/42	1,500	1,414,170
4.00%, 11/15/46	8,500	7,432,415
Class A, 5.00%, 12/01/42	2,165	2,190,899
Class A, 5.00%, 12/01/42(c)	85	87,498
Series 2, 4.00%, 03/01/51	4,000	3,411,584
Series A, 4.00%, 12/01/49	4,500	3,882,634
Series S, 5.00%, 05/15/38	4,890	4,902,997
Michigan State Hospital Finance Authority, RB
Series A, 5.00%, 08/15/44	2,700	2,813,146
Series A, 5.00%, 08/15/45	2,500	2,596,281
Series A, 5.00%, 08/15/46	2,500	2,585,193
Michigan State Hospital Finance Authority, Refunding RB, 5.00%, 11/15/47	10,785	10,961,998
Michigan Strategic Fund, RB, 5.00%, 11/15/42	3,500	3,467,180
		52,835,067
Housing — 10.0%
Michigan State Housing Development Authority, RB, M/F Housing
(GNMA), 4.75%, 04/20/37	2,235	2,236,222
Series A, 4.45%, 10/01/34	1,000	1,000,035
Series A, 4.63%, 10/01/39	3,490	3,490,249
Series A, 4.75%, 10/01/44	5,000	5,002,167
Series A, 5.00%, 10/01/48	7,000	7,100,085
Series A, 2.55%, 10/01/51	5,175	3,287,150
Series A-1, 5.25%, 10/01/50	5,000	5,091,345
Michigan State Housing Development Authority, RB, S/F Housing
Series A, Sustainability Bonds, 4.85%, 12/01/45	2,500	2,522,375
Series A, Sustainability Bonds, 6.00%, 06/01/54	5,060	5,416,423
		35,146,051
State — 24.8%
Michigan Finance Authority, RB
Series F, 5.00%, 04/01/31	1,000	1,001,474
Series F, 5.25%, 10/01/41	8,595	8,604,780
Michigan State Building Authority, Refunding RB
4.00%, 10/15/49	7,000	6,287,072
Security	Par (000)	Value
State (continued)
Michigan State Building Authority, Refunding RB (continued)
Series I, 4.00%, 10/15/46	$3,175	$ 2,931,795
Series I, 5.00%, 10/15/47	6,000	6,183,804
Series I, 5.25%, 10/15/50	6,500	6,833,789
Michigan Strategic Fund, RB
AMT, (AGM), 4.25%, 12/31/38	10,000	9,691,707
AMT, 5.00%, 12/31/43	15,000	15,081,448
AMT, (AGM), 4.50%, 06/30/48	3,000	2,737,552
State of Michigan Trunk Line Revenue, RB
4.00%, 11/15/46	2,000	1,828,793
5.00%, 11/15/46	3,870	4,059,808
5.25%, 11/15/49	18,000	18,929,101
Series B, 5.00%, 11/15/45	2,830	2,926,750
		87,097,873
Tobacco — 3.1%
Michigan Finance Authority, Refunding RB
Series A, Class 1, 4.00%, 06/01/39	1,250	1,230,878
Series A, Class 1, 4.00%, 06/01/49	5,750	4,852,175
Michigan Finance Authority, Refunding RB, CAB, Series B-2, Class 2, 0.00%, 06/01/65(d)	49,500	4,948,074
		11,031,127
Transportation — 6.6%
Wayne County Airport Authority, ARB
Series A, 5.00%, 12/01/46	6,500	6,663,743
Series A, (AGM), 5.25%, 12/01/48	5,545	5,793,591
Series A, 5.50%, 12/01/50	2,000	2,127,120
AMT, 5.00%, 12/01/48	2,000	1,998,976
Series B, AMT, 5.00%, 12/01/42	1,000	1,005,901
Series B, AMT, 5.00%, 12/01/47	1,250	1,251,127
Series B, AMT, 5.75%, 12/01/50	1,280	1,368,353
Wayne County Airport Authority, Refunding RB, AMT, 5.00%, 12/01/32	2,940	3,027,421
		23,236,232
Utilities — 24.5%
City of Detroit Michigan Water Supply System Revenue, RB, Series A, Senior Lien, (NPFGC), 5.00%, 07/01/34	10	10,018
Great Lakes Water Authority Sewage Disposal System Revenue, RB
Series A, Senior Lien, 5.25%, 07/01/47	8,000	8,361,481
Series A, Senior Lien, 5.25%, 07/01/52	2,000	2,065,091
Series C, Senior Lien, 5.25%, 07/01/48	4,685	4,917,745
Series C, Senior Lien, 5.25%, 07/01/53	3,250	3,373,241
Great Lakes Water Authority Water Supply System Revenue, RB
Series A, Senior Lien, 5.25%, 07/01/52	4,610	4,760,035
Series B, Senior Lien, 5.25%, 07/01/48	11,750	12,333,726
Series B, Senior Lien, 5.25%, 07/01/53	3,000	3,113,761
Series C, Senior Lien, 5.25%, 07/01/50	3,500	3,672,907
Series C, Senior Lien, 5.25%, 07/01/55	2,000	2,080,964
Lansing Board of Water & Light, Refunding RB
Series A, 5.00%, 07/01/48	20,355	20,614,300
Series A, 5.00%, 07/01/49	11,275	11,527,851
Michigan Finance Authority, RB, Sustainability Bonds, 5.50%, 02/28/49	8,985	9,320,125
		86,151,245
Total Municipal Bonds in Michigan		527,388,349

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New York — 1.6%
State — 0.7%
New York State Thruway Authority, RB, Series A, 5.00%, 09/15/55	$2,500	$ 2,543,268
Transportation — 0.9%
New York Transportation Development Corp., Refunding RB, Series A, AMT, Sustainability Bonds, (AGM), 5.25%, 12/31/54	3,110	3,158,319
Total Municipal Bonds in New York		5,701,587
Puerto Rico — 2.5%
State — 2.5%
Commonwealth of Puerto Rico, GO, Series A-1, Restructured, 5.75%, 07/01/31	1,061	1,144,896
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB
Series A-1, Restructured, 5.00%, 07/01/58	1,375	1,321,097
Series A-2, Restructured, 4.78%, 07/01/58	103	97,361
Series A-2, Restructured, 4.33%, 07/01/40	80	78,112
Series B-1, Restructured, 4.75%, 07/01/53	451	428,176
Series B-1, Restructured, 5.00%, 07/01/58	3,976	3,778,897
Series B-2, Restructured, 4.78%, 07/01/58	597	561,647
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	3,928	1,429,325
Total Municipal Bonds in Puerto Rico		8,839,511
Texas — 0.8%
Corporate — 0.8%
Texas Municipal Gas Acquisition & Supply Corp. V, RB, 5.00%, 01/01/55(a)	2,540	2,632,483
Total Municipal Bonds — 162.9% (Cost: $580,364,771)		572,885,071

	Shares
Warrants
Construction & Engineering — 0.0%
Brightline West, (Expires 11/26/35, Strike Price USD 5.00)(e)(f)	60,248	120,496
Total Warrants — 0.0% (Cost: $ — )		120,496
Total Long-Term Investments — 162.9% (Cost: $580,364,771)		573,005,567
Security	Shares	Value
Short-Term Securities
Money Market Funds — 1.7%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.19%(g)(h)	5,983,924	$ 5,984,523
Total Short-Term Securities — 1.7% (Cost: $5,984,470)		5,984,523
Total Investments — 164.6% (Cost: $586,349,241)		578,990,090
Other Assets Less Liabilities — 1.3%		4,254,389
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (65.9)%		(231,587,439)
Net Assets Applicable to Common Shares — 100.0%		$ 351,657,040

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Non-income producing security.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/26	Shares Held at 07/31/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 8,499,551	$ —	$ (2,515,028)(a)	$ 162	$ (162)	$ 5,984,523	5,983,924	$ 97,020	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 572,885,071	$ —	$ 572,885,071
Warrants	—	—	120,496	120,496
Short-Term Securities
Money Market Funds	5,984,523	—	—	5,984,523
	$5,984,523	$572,885,071	$120,496	$578,990,090
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
VRDP Shares at Liquidation Value	$—	$(231,900,000)	$—	$(231,900,000)
	$—	$(231,900,000)	$—	$(231,900,000)
See notes to financial statements.

2026 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2026
BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 1.9%
Corporate — 1.9%
Black Belt Energy Gas District, RB
Series A, 5.00%, 12/01/34	$7,330	$ 7,576,587
Series D, 5.00%, 03/01/55(a)	3,140	3,252,849
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	3,750	3,802,140
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 5.00%, 01/01/56	1,410	1,415,323
Series B, 5.25%, 03/01/55	3,070	3,129,557
Total Municipal Bonds in Alabama		19,176,456
California — 0.3%
Transportation — 0.3%
California Infrastructure & Economic Development Bank, Refunding RB, Class B, AMT, Sustainability Bonds, 12.00%, 01/01/65(a)(b)	3,725	2,384,000
Georgia — 1.5%
Corporate — 1.5%
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/43	10,000	10,041,394
Series C, 5.00%, 12/01/54(a)	5,000	5,197,150
Total Municipal Bonds in Georgia		15,238,544
Guam — 0.2%
Utilities — 0.2%
Guam Power Authority, Refunding RB, Series A, 5.00%, 10/01/41	1,750	1,788,443
Kentucky — 1.7%
Corporate — 1.7%
Kentucky Public Energy Authority, Refunding RB, Series B, 5.00%, 01/01/55(a)	16,145	16,811,929
New York — 130.9%
Corporate — 6.6%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(b)	365	365,405
New York Energy Finance Development Corp., RB, 5.00%, 07/01/56	30,250	30,756,864
New York Liberty Development Corp., RB, 5.50%, 10/01/37	2,500	2,868,885
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	11,610	13,038,019
New York Transportation Development Corp., ARB, AMT, 5.63%, 04/01/40	6,455	6,841,485
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	2,910	3,019,842
AMT, 5.00%, 10/01/40	9,050	9,222,790
		66,113,290
County/City/Special District/School District — 24.3%
Battery Park City Authority, RB
Series A, Sustainability Bonds, 5.00%, 11/01/41	2,000	2,169,433
Series A, Sustainability Bonds, 5.00%, 11/01/42	3,890	4,205,410
Series A, Sustainability Bonds, 5.00%, 11/01/43	4,720	5,087,273
Series A, Sustainability Bonds, 5.00%, 11/01/48	6,540	6,854,340
Battery Park City Authority, Refunding RB, Sustainability Bonds, 5.25%, 11/01/55	10,000	10,583,449
Build NYC Resource Corp., RB
Class A, 5.38%, 12/01/46	1,000	1,065,319
Security	Par (000)	Value
County/City/Special District/School District (continued)
Build NYC Resource Corp., RB (continued)
Class A, 5.50%, 12/01/51	$1,450	$ 1,510,946
City of New York, GO
Series A-1, 5.00%, 08/01/47	7,265	7,392,817
Series A-1, 5.00%, 08/01/53	2,390	2,418,860
Series D, 5.38%, 06/01/32	25	25,047
Series F-1, 5.00%, 03/01/44	2,000	2,058,729
Series F-1, 5.00%, 04/01/45	4,950	5,008,209
Series F-1, 4.00%, 03/01/47	5,000	4,484,057
Series G, 5.25%, 02/01/53	2,500	2,588,514
Series G-1, 5.25%, 02/01/50	2,500	2,601,883
County of Nassau New York, GOL
Series A, 4.00%, 04/01/49	8,265	7,590,463
Series A, 4.25%, 04/01/52	5,000	4,710,595
Series A, 4.00%, 04/01/54	3,300	2,962,277
County of Nassau New York, Refunding GOL
Series A, (AGM), 4.00%, 04/01/49	4,235	3,866,115
Series B, (AGM), 5.00%, 04/01/49	5,000	5,138,302
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/42	18,785	18,900,717
Series A, (AGM), 4.00%, 02/15/47	5,185	4,673,880
New York City Industrial Development Agency, RB(c)
(AGM), 0.00%, 03/01/35	500	352,699
(AGM), 0.00%, 03/01/39	7,380	4,147,773
(AGM), 0.00%, 03/01/42	3,710	1,737,855
(AGM), 0.00%, 03/01/43	4,330	1,923,690
(AGM), 0.00%, 03/01/45	2,000	794,996
New York City Industrial Development Agency, Refunding RB, (AGM), 4.00%, 03/01/45	7,995	7,315,488
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series D, 5.50%, 05/01/52	2,500	2,650,010
Sub-Series E-1, 5.00%, 02/01/43	2,945	2,958,942
Subordinate, 5.50%, 11/01/54	4,375	4,678,674
Series A-1, Subordinate, 5.00%, 08/01/41	1,000	1,051,539
Series A-1, Subordinate, 4.00%, 08/01/48	2,000	1,832,623
Series A-1, Subordinate, 5.50%, 05/01/50	5,000	5,351,947
Series B, Subordinate, 4.38%, 05/01/53	7,000	6,594,055
Series C-S, Subordinate, 5.00%, 05/01/50	3,275	3,341,735
Series F-1, Subordinate, 5.00%, 02/01/44	785	815,747
Series F-1, Subordinate, 4.00%, 02/01/51	20,215	18,261,639
Series F-1, Subordinate, 5.25%, 02/01/52	2,500	2,601,280
Series H-1, Subordinate, 5.25%, 11/01/48	8,000	8,386,814
Series H-1, Subordinate, 5.50%, 11/01/51	1,045	1,111,623
New York Convention Center Development Corp., RB, CAB(c)
Series B, Sub Lien, 0.00%, 11/15/42	4,825	2,180,364
Series B, Sub Lien, 0.00%, 11/15/47	12,340	4,181,661
Series B, Sub Lien, 0.00%, 11/15/48	6,215	1,984,489
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/55	6,485	1,437,518
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/56	10,590	2,221,361
New York Liberty Development Corp., Refunding RB
Class 2, 5.38%, 11/15/40(b)	680	680,806
Series A, Sustainability Bonds, 3.00%, 11/15/51	6,265	4,303,751
Saratoga County Capital Resource Corp., RB, 5.00%, 07/01/47	2,600	2,700,346
Schenectady County Capital Resource Corp., RB, Series A, 5.50%, 01/01/57	4,250	4,407,744
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
County/City/Special District/School District (continued)
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Class A, 4.00%, 05/15/57	$2,900	$ 2,502,029
Series A, 4.25%, 05/15/58	12,655	11,593,963
Series A, 4.50%, 05/15/63	4,290	4,051,255
Series A-1, 4.13%, 05/15/64	20,455	17,730,854
		241,781,905
Education — 8.8%
Albany Capital Resource Corp., Refunding RB(d)(e)
4.00%, 07/01/41	1,249	24,979
4.00%, 07/01/51	1,294	25,881
Amherst Development Corp., Refunding RB
5.00%, 10/01/43	535	506,379
5.00%, 10/01/48	410	375,587
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	345	346,888
Build NYC Resource Corp., RB(b)
5.00%, 09/01/59	3,875	3,383,035
Series A, 5.13%, 05/01/38	660	654,384
Series A, 5.50%, 05/01/48	270	261,574
Sustainability Bonds, 5.75%, 06/01/52	1,000	962,290
Build NYC Resource Corp., Refunding RB
5.00%, 08/01/47	1,500	1,384,532
Series A, 5.00%, 06/01/38	750	750,535
Series A, 5.00%, 06/01/43	975	975,405
County of Cattaraugus New York, RB
5.00%, 05/01/34	170	170,144
5.00%, 05/01/39	125	125,046
Dobbs Ferry Local Development Corp., RB
5.00%, 07/01/39	1,750	1,721,816
5.00%, 07/01/44	500	493,070
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	1,710	1,746,199
4.00%, 07/01/49	3,000	2,578,355
Dutchess County Local Development Corp., Refunding RB, 4.00%, 07/01/49	5,000	4,455,420
Monroe County Industrial Development Corp., RB, Series A, 5.00%, 07/01/53	4,190	4,308,730
Monroe County Industrial Development Corp., Refunding RB, Series A, 4.00%, 07/01/50	12,670	11,530,959
New York State Dormitory Authority, RB
Series 1, (AMBAC), 5.50%, 07/01/40	9,520	10,712,534
Series A, 5.00%, 07/01/46	900	900,806
Sustainability Bonds, 5.00%, 07/01/50	4,000	4,066,815
Series A, Sustainability Bonds, 5.00%, 07/01/48	1,465	1,508,661
Series A, Sustainability Bonds, 5.25%, 07/01/50	1,275	1,337,124
Series A, Sustainability Bonds, 5.25%, 07/01/55	3,250	3,376,005
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 07/01/35	5,855	5,862,633
Series A, 4.00%, 07/01/47	1,285	1,082,574
Series A, 4.00%, 07/01/49	1,080	902,329
Series A, 5.00%, 07/01/50	7,565	7,241,831
Onondaga County Trust for Cultural Resources, Refunding RB
5.00%, 05/01/40	1,065	1,067,157
5.00%, 12/01/43	8,000	8,283,251
4.00%, 12/01/47	4,000	3,681,728
Security	Par (000)	Value
Education (continued)
Schenectady County Capital Resource Corp., Refunding RB, 5.00%, 01/01/47	$5	$ 4,904
Troy Capital Resource Corp., Refunding RB, 5.00%, 09/01/39	1,000	1,027,871
		87,837,431
Health — 10.4%
Albany Capital Resource Corp., Refunding RB, Series A, 5.50%, 05/01/55	9,000	9,460,995
Brookhaven Local Development Corp., Refunding RB, 5.00%, 10/01/50	7,250	7,314,877
Build NYC Resource Corp., RB
Class A, 5.25%, 07/01/37	3,755	3,579,857
Class A, 5.50%, 07/01/47	2,305	2,144,307
Genesee County Funding Corp., Refunding RB, Series A, 5.25%, 12/01/52	3,815	3,823,314
Monroe County Industrial Development Corp., RB
Series A, 5.00%, 12/01/32	1,250	1,251,131
Series A, 5.00%, 12/01/37	1,530	1,530,223
Monroe County Industrial Development Corp., Refunding RB, 4.00%, 12/01/46	9,615	8,166,782
New York State Dormitory Authority, RB
Series 1, 5.25%, 07/01/54	2,600	2,735,246
Series 1-A, 4.00%, 07/01/51	14,750	13,052,465
Series A, 4.00%, 07/01/50	2,705	2,343,556
Series A, 5.13%, 11/15/55	800	797,490
Series A-1, (AGM), 5.50%, 07/01/55	5,000	5,267,837
New York State Dormitory Authority, Refunding RB
4.00%, 07/01/45	840	675,746
4.25%, 05/01/52	11,000	9,750,503
5.00%, 05/01/52	12,995	13,134,716
Class A, 5.25%, 05/01/54	5,200	5,328,705
Series 1, 4.00%, 07/01/47	8,000	7,361,563
Oneida County Local Development Corp., RB, Class A, (AGM), 4.00%, 12/01/46	1,100	990,537
Suffolk County Economic Development Corp., RB, Series C, 5.00%, 07/01/32	1,615	1,616,171
Tompkins County Development Corp., Refunding RB, 5.00%, 07/01/44	110	110,032
Westchester County Local Development Corp., Refunding RB(b)
5.00%, 07/01/41	1,530	1,519,100
5.00%, 07/01/56	1,715	1,524,838
		103,479,991
Housing — 13.5%
New York City Housing Development Corp., RB, M/F Housing
Sustainability Bonds, 4.90%, 11/01/50	7,500	7,507,781
Sustainability Bonds, (HUD SECT 8), 4.80%, 02/01/53	5,000	4,924,129
Sustainability Bonds, (HUD SECT 8), 5.00%, 05/01/56	12,455	12,457,962
Series A, Sustainability Bonds, 4.75%, 11/01/48	1,065	1,048,714
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.70%, 08/01/54	8,000	7,662,650
Series A, Sustainability Bonds, (FHLMC), 5.20%, 02/01/55	5,645	5,657,466
Series A-1, Sustainability Bonds, 4.65%, 11/01/49	2,000	1,945,234
Series A-1, Sustainability Bonds, 4.80%, 11/01/55	9,435	9,029,938
Series B-1, Sustainability Bonds, 5.25%, 11/01/55	750	754,036
Series B-1, Class A, Sustainability Bonds, (HUD SECT 8), 4.65%, 11/01/49	3,000	2,917,851

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Housing (continued)
New York City Housing Development Corp., RB, M/F Housing (continued)
Series C, Sustainability Bonds, (FHLMC), 4.95%, 02/01/55	$8,605	$ 8,596,308
Series C-1, Sustainability Bonds, 5.05%, 11/01/50	2,000	2,021,437
Series D, Sustainability Bonds, (HUD SECT 8), 5.00%, 05/01/56	13,420	13,425,930
Series D-1, Sustainability Bonds, (HUD SECT 8), 4.50%, 11/01/54	1,995	1,881,138
Series D-2, Sustainability Bonds, (HUD SECT 8), 4.45%, 11/01/49	2,900	2,815,060
Series D-2, Sustainability Bonds, (HUD SECT 8), 4.50%, 11/01/54	2,500	2,357,316
Series E-1, Sustainability Bonds, 4.85%, 11/01/53	10,805	10,703,933
Series F-1A, Sustainability Bonds, 4.55%, 11/01/54	6,595	6,268,889
Series F-1A, Sustainability Bonds, 5.00%, 11/01/54	3,820	3,829,097
Sustainable Bonds, 4.85%, 11/01/51	7,500	7,312,074
New York State Housing Finance Agency, RB, M/F Housing
Series B-1, Sustainability Bonds, (SONYMA), 4.85%, 11/01/48	3,850	3,874,130
Series C-1, Sustainability Bonds, (SONYMA), 4.65%, 11/01/48	1,545	1,524,301
Series D-1, Sustainable Bonds, (SONYMA), 4.95%, 05/01/56	5,625	5,594,689
State of New York Mortgage Agency Homeowner Mortgage Revenue, RB, S/F Housing
Series 255, Sustainability Bonds, (SONYMA), 4.70%, 10/01/43	4,085	4,129,205
Series 261, Sustainability Bonds, (SONYMA), 4.55%, 10/01/49	6,205	6,061,449
		134,300,717
State — 9.9%
Empire State Development Corp., RB, Series A, 5.00%, 03/15/46	10,000	10,442,986
Empire State Development Corp., Refunding RB, 5.00%, 03/15/47	4,500	4,636,013
New York City Transitional Finance Authority Building Aid Revenue, RB
Series S-1, (SAW), 5.00%, 07/15/43	3,000	3,213,417
Series S-1, Subordinate, (SAW), 4.00%, 07/15/45	1,290	1,182,157
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/44	10,500	10,678,147
Series A, 5.00%, 03/15/45	6,000	6,090,504
Series A, 5.00%, 03/15/52	11,395	11,614,928
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/46	3,585	3,720,734
Series A, 4.00%, 03/15/54	18,340	16,030,242
Series A, 5.25%, 03/15/56	10,000	10,417,678
Series D, 5.00%, 02/15/48	2,090	2,135,239
New York State Thruway Authority, RB, Series A, 5.00%, 03/15/49	10,000	10,310,231
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 03/15/48	8,365	8,586,274
		99,058,550
Tobacco — 2.4%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB
4.75%, 06/01/39	4,465	3,704,852
5.00%, 06/01/48	2,050	1,574,297
Security	Par (000)	Value
Tobacco (continued)
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	$1,277	$ 1,215,187
New York Counties Tobacco Trust VI, Refunding RB
Series A-2B, 5.00%, 06/01/45	590	508,753
Series A-2B, 5.00%, 06/01/51	4,465	3,226,621
Series C, 4.00%, 06/01/51	2,250	1,563,211
Niagara Tobacco Asset Securitization Corp., Refunding RB, 5.25%, 05/15/40	4,380	4,240,257
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	2,810	2,823,069
Westchester Tobacco Asset Securitization Corp., Refunding RB
Sub-Series C, 4.00%, 06/01/42	4,865	3,971,760
Sub-Series C, 5.13%, 06/01/51	1,225	1,053,357
		23,881,364
Transportation — 36.3%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	2,815	2,821,503
Metropolitan Transportation Authority Dedicated Tax Fund, Refunding RB, Series B-2, Sustainability Bonds, 5.00%, 11/15/48	3,250	3,360,587
Metropolitan Transportation Authority, RB
Series A-1, Sustainability Bonds, 4.00%, 11/15/45	1,125	1,004,808
Series A-1, Sustainability Bonds, 4.00%, 11/15/46	2,000	1,762,239
Series D-2, Sustainability Bonds, 4.00%, 11/15/48	4,795	4,158,638
Series D-3, Sustainability Bonds, 4.00%, 11/15/49	8,190	7,047,847
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/37	1,000	1,003,101
Series A, Sustainability Bonds, 5.50%, 11/15/47	10,000	10,600,871
Series A, Sustainability Bonds, 5.25%, 11/15/49	5,210	5,369,859
Series A-1, Sustainability Bonds, (AGM), 4.00%, 11/15/54	5,310	4,479,303
Series A-1, Sustainability Bonds, 5.25%, 11/15/57	1,000	1,000,854
Series C-1, Sustainability Bonds, (BAM-TCRS), 4.75%, 11/15/45	8,345	8,441,673
Sub-Series C-1, Sustainability Bonds, 5.00%, 11/15/34	1,500	1,539,085
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	16,225	16,106,864
New York City Industrial Development Agency, Refunding RB, Series A, 5.00%, 07/01/28	1,095	1,095,544
New York Liberty Development Corp., Refunding RB, Series 1, 3.00%, 02/15/42	3,050	2,486,523
New York State Thruway Authority, RB
Series R, 5.00%, 01/01/50	2,000	2,058,770
Series R, 5.00%, 01/01/54	5,945	6,079,254
New York State Thruway Authority, Refunding RB
Series A, 5.25%, 01/01/56	3,000	3,119,740
Series P, 5.00%, 01/01/49	2,500	2,563,163
Series B, Subordinate, 4.00%, 01/01/50	4,605	4,008,325
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/34	9,075	9,619,566
AMT, 5.00%, 12/01/35	10,000	10,546,783
AMT, 5.00%, 12/01/36	3,715	3,896,658
AMT, 5.00%, 12/01/39	950	980,419
AMT, 5.00%, 12/01/40	1,040	1,069,518
AMT, 5.00%, 12/01/41	1,000	1,025,845
Series A, AMT, (AGM-CR), 4.00%, 07/01/41	1,100	1,015,348
Series A, AMT, 5.00%, 07/01/46	16,495	16,211,265
Series A, AMT, 5.25%, 01/01/50	23,970	23,911,643
AMT, Sustainability Bonds, 6.00%, 06/30/50	2,000	2,116,122
AMT, Sustainability Bonds, 6.00%, 06/30/55	5,565	5,842,262
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Transportation (continued)
New York Transportation Development Corp., RB
AMT, 4.00%, 10/31/41	$1,375	$ 1,287,171
AMT, 4.00%, 10/31/46	5,325	4,770,247
AMT, Sustainability Bonds, 6.00%, 06/30/54	7,000	7,220,982
AMT, Sustainability Bonds, (AGM), 5.13%, 06/30/60	2,000	1,987,232
AMT, Sustainability Bonds, (AGM), 5.25%, 06/30/60	20,000	20,131,618
AMT, Sustainability Bonds, 5.50%, 06/30/60	11,990	12,075,044
New York Transportation Development Corp., Refunding RB
Series A, AMT, 5.00%, 12/01/37	2,350	2,413,831
Series A, AMT, Sustainability Bonds, 5.50%, 12/31/60	8,275	8,371,812
New York Transportation Development Corp., Refunding RB, CAB, Series B, AMT, (AGM), 5.00%, 12/31/54(f)	5,000	3,266,496
Port Authority of New York & New Jersey, ARB
Series 221, AMT, 4.00%, 07/15/45	1,105	1,000,498
Series 221, AMT, 4.00%, 07/15/55	2,470	2,081,128
Port Authority of New York & New Jersey, Refunding ARB
Series 240, 5.00%, 07/15/53	5,000	5,136,284
AMT, 5.00%, 01/15/47	8,000	8,158,930
Series 202, AMT, 5.00%, 10/15/34	5,000	5,051,133
Series 206, AMT, 5.00%, 11/15/47	10,000	10,048,715
Series 231, AMT, 5.50%, 08/01/52	3,060	3,195,400
Port Authority of New York & New Jersey, Refunding RB
Series 250, 5.25%, 10/15/55	5,000	5,259,768
Series 226, AMT, 5.00%, 10/15/39	3,105	3,211,491
Series 242, AMT, 5.00%, 12/01/39	2,000	2,101,745
Series 242, AMT, 5.00%, 12/01/48	5,000	5,088,867
Series 242, AMT, 5.00%, 12/01/53	5,580	5,621,002
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/47	8,335	8,609,586
Series A, 4.00%, 11/15/52	10,000	8,964,002
Series A, 5.25%, 12/01/54	12,450	12,900,212
Series A, 4.00%, 11/15/56	1,555	1,358,638
Series A, 5.50%, 11/15/57	8,350	8,758,059
Series A-1, 5.25%, 11/15/54	2,000	2,090,395
Series A-1, 5.25%, 11/15/55	850	884,680
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/46	4,760	4,827,413
Series A-1, 5.00%, 05/15/51	3,260	3,342,362
Series A-1, 5.00%, 11/15/56	4,000	4,085,305
Series C, 5.00%, 05/15/47	8,730	9,044,550
Series C, 4.13%, 05/15/52	11,980	10,907,259
Series C, Sustainability Bonds, 5.25%, 11/15/42	1,800	1,954,495
		361,550,330
Utilities — 18.7%
Long Island Power Authority, RB
(AGM), 0.00%, 06/01/28(c)	3,515	3,323,673
(BAM-TCRS), 5.00%, 09/01/42	14,000	14,206,623
5.00%, 09/01/47	1,555	1,571,196
Series C, (AGM), 5.25%, 09/01/29	4,000	4,245,056
Series E, Sustainability Bonds, 5.00%, 09/01/53	7,035	7,219,445
Long Island Power Authority, Refunding RB
Series A, 5.25%, 09/01/50	10,000	10,558,399
Series B, 09/01/56(g)	5,000	5,203,297
New York City Municipal Water Finance Authority, RB
Series BB, 5.00%, 06/15/52	8,470	8,685,590
Series CC-1, 4.00%, 06/15/52	4,000	3,557,904
Sub Series AA-1, 5.00%, 06/15/55	10,000	10,238,684
Series BB, Subordinate, 5.25%, 06/15/56	10,000	10,466,412
Security	Par (000)	Value
Utilities (continued)
New York City Municipal Water Finance Authority, RB (continued)
Series FF-1, Subordinate, 4.00%, 06/15/49	$9,535	$ 8,568,545
New York City Municipal Water Finance Authority, Refunding RB
Series DD, 4.13%, 06/15/46	4,775	4,463,967
Series DD, 4.13%, 06/15/47	7,300	6,781,258
Series EE, 5.00%, 06/15/45	5,000	5,226,922
New York Power Authority, RB
Series A, Sustainability Bonds, (AGM), 5.00%, 11/15/48	12,130	12,704,029
Series A, Sustainability Bonds, (AGM), 5.00%, 11/15/53	9,060	9,369,802
Series A, Sustainability Bonds, (AGM), 5.13%, 11/15/58	6,430	6,674,078
New York Power Authority, Refunding RB
Series A, Sustainability Bonds, 4.00%, 11/15/50	12,295	11,153,794
Series A, Sustainability Bonds, 4.00%, 11/15/55	19,630	17,319,563
Series A, Sustainability Bonds, 4.00%, 11/15/60	1,610	1,395,450
New York State Environmental Facilities Corp., RB, Series A, Sustainability Bonds, 5.00%, 09/15/54	10,000	10,335,306
New York State Environmental Facilities Corp., Refunding RB, 5.00%, 06/15/51	7,810	8,081,731
Rockland County Solid Waste Management Authority, RB, Series A, AMT, Sustainability Bonds, 4.00%, 12/15/46	2,780	2,491,986
Utility Debt Securitization Authority, Refunding RB, Series 2, Sustainability Bonds, 5.00%, 06/15/53	2,085	2,162,144
		186,004,854
Total Municipal Bonds in New York		1,304,008,432
Puerto Rico — 2.9%
State — 2.9%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB
Series A-1, Restructured, (FHLMC, FNMA, GNMA), 4.75%, 07/01/53	966	917,113
Series A-1, Restructured, 5.00%, 07/01/58	11,984	11,514,204
Series A-2, Restructured, 4.78%, 07/01/58	2,057	1,944,393
Series A-2, Restructured, 4.33%, 07/01/40	1,288	1,257,596
Series B-1, Restructured, 4.75%, 07/01/53	1,016	964,583
Series B-1, Restructured, 5.00%, 07/01/58	4,806	4,567,751
Series B-2, Restructured, 4.78%, 07/01/58	1,449	1,363,193
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	18,549	6,749,629
Total Municipal Bonds in Puerto Rico		29,278,462
South Carolina — 1.0%
Corporate — 1.0%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	9,600	10,160,554
Total Municipal Bonds — 140.4% (Cost: $1,402,039,434)		1,398,846,820
Municipal Bonds Transferred to Tender Option Bond Trusts(h)
New York — 30.4%
County/City/Special District/School District — 7.0%
Battery Park City Authority, RB, Sustainability Bonds, Series A, 5.00%, 11/01/53	11,865	12,278,396

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
County/City/Special District/School District (continued)
City of New York, GO
Series B, 5.25%, 10/01/47	$5,395	$ 5,603,920
Series E1, 5.25%, 04/01/44	10,000	10,552,959
County of Nassau New York, GOL(i)
Series A, 5.00%, 04/01/49	13,495	14,066,469
Series A, 5.00%, 04/01/55	10,000	10,304,035
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Class A, 5.25%, 05/15/52(i)	16,500	17,053,580
		69,859,359
Education — 1.4%
Onondaga Civic Development Corp., RB, 5.50%, 12/01/56(i)	13,430	14,394,243
Housing — 1.3%
New York City Housing Development Corp., Series 2025-ZF, 5.00%, 11/01/55	12,505	12,522,251
State — 6.2%
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/44	10,000	10,169,664
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/55	10,000	10,188,982
Series B, 5.00%, 03/15/54(i)	14,275	14,548,784
Series C, 5.50%, 03/15/53(i)	15,000	15,985,565
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 03/15/46(i)	10,305	10,688,427
		61,581,422
Transportation — 6.8%
Metropolitan Transportation Authority Dedicated Tax Fund, Refunding RB, Sustainability Bonds, Series B-2, 5.00%, 11/15/47(i)	20,005	20,797,510
Port Authority of New York & New Jersey, ARB, AMT, Series 221, 4.00%, 07/15/55	2,860	2,409,727
Port Authority of New York & New Jersey, Refunding ARB, AMT, Series 200, 5.50%, 08/01/52(i)	14,000	14,619,478
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/49	9,500	9,735,524
Triborough Bridge & Tunnel Authority, Refunding RB
Series C, 4.13%, 05/15/52	5,000	4,552,279
Series C, 5.25%, 05/15/52(i)	15,000	15,529,766
		67,644,284
Utilities — 7.7%
New York City Municipal Water Finance Authority, RB
Series BB, 5.25%, 06/15/55	28,245	29,483,857
Sub Series CC-1, 5.25%, 06/15/54	10,000	10,411,936
New York City Municipal Water Finance Authority, Refunding RB, Series AA-3, 5.25%, 06/15/48(i)	17,390	18,255,202
Utility Debt Securitization Authority, Refunding RB, Sustainability Bonds, Series 2, 5.00%, 12/15/50(i)	17,500	18,260,265
		76,411,260
Total Municipal Bonds in New York		302,412,819
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 30.4% (Cost: $300,700,059)		302,412,819

Security	Shares	Value
Warrants
Construction & Engineering — 0.0%
Brightline West, (Expires 11/26/35, Strike Price USD 5.00)(e)(j)	176,014	$ 352,028
Total Warrants — 0.0% (Cost: $ — )		352,028
Total Long-Term Investments — 170.8% (Cost: $1,702,739,493)		1,701,611,667
Short-Term Securities
Money Market Funds — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.19%(k)(l)	4,772,538	4,773,015
Total Short-Term Securities — 0.5% (Cost: $4,773,015)		4,773,015
Total Investments — 171.3% (Cost: $1,707,512,508)		1,706,384,682
Other Assets Less Liabilities — 0.9%		8,434,516
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.5)%		(213,817,791)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (50.7)%		(504,851,844)
Net Assets Applicable to Common Shares — 100.0%		$ 996,149,563

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	When-issued security.
(h)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 15, 2030 to June 15, 2033, is
$149,649,392. See Note 4 of the Notes to Financial Statements for details.

(j)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/26	Shares Held at 07/31/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 22,688,818	$ —	$ (17,915,803)(a)	$ —	$ —	$ 4,773,015	4,772,538	$ 290,350	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Categorized by Risk Exposure
For the period ended July 31, 2026, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (1,216,965)	$ —	$ (1,216,965)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ 743,628	$ —	$ 743,628
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$9,695,664
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 1,398,846,820	$ —	$ 1,398,846,820
Municipal Bonds Transferred to Tender Option Bond Trusts	—	302,412,819	—	302,412,819
Warrants	—	—	352,028	352,028
Short-Term Securities
Money Market Funds	4,773,015	—	—	4,773,015
	$4,773,015	$1,701,259,639	$352,028	$1,706,384,682
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(212,509,990)	$—	$(212,509,990)
VRDP Shares at Liquidation Value	—	(505,000,000)	—	(505,000,000)
	$—	$(717,509,990)	$—	$(717,509,990)
See notes to financial statements.

2026 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2026
BlackRock MuniYield Pennsylvania Quality Fund (MPA)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 0.2%
Corporate — 0.2%
Black Belt Energy Gas District, RB, Series A, 5.25%, 05/01/56(a)	$255	$ 257,043
California — 0.2%
Transportation — 0.2%
California Infrastructure & Economic Development Bank, Refunding RB, Class B, AMT, Sustainability Bonds, 12.00%, 01/01/65(a)(b)	560	358,400
Pennsylvania — 136.4%
Corporate — 3.8%
Montgomery County Industrial Development Authority, Refunding RB, Series A, 4.10%, 04/01/53(a)	855	870,770
Pennsylvania Economic Development Financing Authority, RB
6.88%, 09/01/47(b)	1,190	1,297,020
Series B-2, AMT, 3.05%, 04/01/49(a)	1,300	1,299,245
Pennsylvania Economic Development Financing Authority, Refunding RB
2.50%, 12/01/30(a)	1,400	1,400,007
Series B, 5.25%, 12/01/38(a)	325	325,235
Series C, 5.25%, 12/01/37(a)	570	570,422
AMT, 5.50%, 11/01/44	135	134,980
		5,897,679
County/City/Special District/School District — 29.6%
Avon Grove School District Chester County, Refunding GOL(c)
(SAW), 11/15/27	400	411,030
(SAW), 11/15/28	400	418,941
Borough of West Chester Pennsylvania, Refunding GO, 3.50%, 11/15/35	1,095	1,063,810
Bristol Township School District, GOL, (BAM SAW), 5.00%, 06/01/42	1,685	1,697,085
Bucks County Industrial Development Authority, RB
5.00%, 03/15/36	300	312,590
5.00%, 03/15/41	200	201,709
5.00%, 03/15/51	700	659,844
5.13%, 03/15/56	400	376,264
Chester County Industrial Development Authority, SAB(b)
4.25%, 03/01/35	610	574,757
4.75%, 03/01/50	1,490	1,331,846
City of Philadelphia Pennsylvania, GO
Series A, 5.00%, 08/01/35	1,000	1,116,582
Series A, 5.25%, 08/01/45	575	617,149
City of Pittsburgh Pennsylvania, GO, 5.00%, 09/01/43	100	104,310
Coatesville School District, GOL, CAB(d)
Series A, (BAM SAW), 0.00%, 10/01/35	1,435	962,786
Series A, (BAM SAW), 0.00%, 10/01/37	1,395	826,626
County of Allegheny Pennsylvania, GO
Series C, 5.00%, 12/01/54	2,085	2,131,893
Series C-78, 4.00%, 11/01/45	3,440	3,283,789
Cumberland Valley School District, GOL, Series A, (BAM SAW), 5.00%, 12/01/53	1,300	1,315,817
Elizabeth Forward School District, GOL, (BAM SAW), 4.50%, 09/01/50	2,245	2,152,213
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.00%, 06/30/32	925	981,563
Security	Par (000)	Value
County/City/Special District/School District (continued)
Pennsylvania Economic Development Financing Authority, RB (continued)
AMT, 5.50%, 06/30/43	$2,500	$ 2,625,417
AMT, 6.00%, 06/30/61	1,305	1,366,512
Radnor Township School District, GOL, (SAW), 5.00%, 08/15/55	700	719,397
School District of Philadelphia, GOL
Series A, (SAW), 5.50%, 09/01/48	2,500	2,649,133
Series D, (AGM SAW), 3.00%, 09/01/44	2,345	1,869,948
Seneca Valley School District, GOL, (SAW), 5.00%, 03/01/50	300	310,044
Shaler Area School District, GO, ( SAW), 0.00%, 09/01/30(d)	6,145	5,241,073
Southeastern Pennsylvania Transportation Authority, RB
5.25%, 06/01/47	8,000	8,364,541
5.25%, 06/01/52	2,305	2,385,398
		46,072,067
Education — 25.9%
Berks County Municipal Authority, Refunding RB
5.00%, 10/01/39	430	398,100
5.00%, 10/01/49	430	360,689
Chester County Industrial Development Authority, RB, Sustainability Bonds, 4.00%, 12/01/51	3,600	3,138,355
Chester County Industrial Development Authority, Refunding RB, (BAM), 4.00%, 08/01/48	3,000	2,646,441
Cumberland County Municipal Authority, Refunding RB, 5.00%, 05/01/56	1,000	1,008,246
Montgomery County Industrial Development Authority, Refunding RB, 5.25%, 11/01/54	1,330	1,246,337
Pennsylvania Economic Development Financing Authority, RB, 5.00%, 08/01/49	2,455	2,520,172
Pennsylvania Higher Education Assistance Agency, RB
Sub-Series 1C, AMT, 5.00%, 06/01/51	3,130	2,921,382
Series 1, AMT, Subordinate, 5.25%, 06/01/53	380	361,696
Series 1C, AMT, Subordinate, 5.50%, 06/01/52	735	716,572
Series B, AMT, Subordinate, 3.13%, 06/01/48	350	241,492
Series B, AMT, Subordinate, 5.00%, 06/01/50	520	484,528
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 06/15/55	1,200	1,038,995
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.00%, 08/15/27	1,700	1,741,355
5.00%, 08/15/28	1,600	1,674,970
5.00%, 05/01/41	500	501,076
Series A, 5.00%, 11/01/31	845	874,827
Series A, (AGM), 4.00%, 05/01/50	4,645	3,970,200
Pennsylvania State University, RB, 5.25%, 09/01/54	1,285	1,339,802
Pennsylvania State University, Refunding RB, Series A, 5.50%, 09/01/55	3,600	3,832,161
Philadelphia Authority for Industrial Development, RB
4.00%, 06/15/29	150	147,766
5.00%, 06/15/39	335	320,661
4.00%, 12/01/48	3,300	2,998,191
5.00%, 06/15/49	935	841,558
5.00%, 06/15/50	575	516,379
5.25%, 11/01/52	1,355	1,374,366
Philadelphia Authority for Industrial Development, Refunding RB
5.00%, 06/15/40(b)	300	293,624
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Pennsylvania Quality Fund (MPA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Education (continued)
Philadelphia Authority for Industrial Development, Refunding RB (continued)
Series A, 5.25%, 06/15/52	$375	$ 356,116
Swarthmore Borough Authority, Refunding RB, 5.00%, 09/15/48	2,395	2,482,513
		40,348,570
Health — 24.5%
Allegheny County Hospital Development Authority, RB, Series D2, 2.86%, 11/15/47(a)	1,040	1,034,088
Allegheny County Hospital Development Authority, Refunding RB, Series A, 4.00%, 04/01/37	1,700	1,645,145
Chester County Health and Education Facilities Authority, Refunding RB
5.25%, 06/01/55	1,750	1,767,144
Series A, 5.00%, 10/01/52	1,000	989,685
Cumberland County Municipal Authority, Refunding RB
4.00%, 01/01/36	395	386,530
4.13%, 01/01/38	160	155,574
5.00%, 01/01/38	875	875,274
DuBois Hospital Authority, Refunding RB, (BAM-TCRS), 4.00%, 07/15/48	2,060	1,794,591
Geisinger Authority, Refunding RB, 5.00%, 04/01/50	1,825	1,833,168
Lancaster County Hospital Authority, RB, 5.00%, 11/01/46	1,000	1,010,992
Lancaster Industrial Development Authority, RB
4.00%, 12/01/44	565	489,414
5.00%, 12/01/49	420	400,508
Lancaster Municipal Authority, Refunding RB
Series A, 5.00%, 05/01/44	510	514,632
Series A, 5.00%, 05/01/49	385	375,928
Series A, 5.00%, 12/01/55	550	530,626
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/49	665	559,503
Class B, 5.00%, 05/01/57	2,000	1,960,270
Series B, (BAM-TCRS), 4.00%, 05/01/52	1,530	1,319,208
Montgomery County Industrial Development Authority, RB, Series C, 4.00%, 11/15/43	200	187,267
Montgomery County Industrial Development Authority, Refunding RB
5.25%, 01/01/40	220	220,054
5.00%, 12/01/46	400	388,592
Northampton County General Purpose Authority, Refunding RB
Series A1, (AGM), 4.00%, 08/15/43	2,085	1,963,767
Series A1, 5.25%, 08/15/53	2,085	2,128,339
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 5.00%, 05/15/31	3,420	3,656,722
Series A-2, 4.00%, 05/15/53	1,020	849,219
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 5.25%, 12/15/51	1,500	1,548,295
Series A, 4.00%, 02/15/52	640	535,627
Pennsylvania Higher Educational Facilities Authority, RB, 3.00%, 08/15/47	1,900	1,417,851
Philadelphia Authority for Industrial Development, RB, Series A, 4.00%, 07/01/49	2,380	2,147,468
Security	Par (000)	Value
Health (continued)
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/41(e)	$3,000	$ 3,026,938
St Mary Hospital Authority, Refunding RB, 5.00%, 12/01/48	1,000	1,008,889
Wayne County Hospital & Health Facilities Authority, RB, Series A, (GTD), 4.00%, 07/01/46	1,595	1,436,053
		38,157,361
Housing — 15.8%
Pennsylvania Housing Finance Agency, RB, M/F Housing
(HUD SECT 8), 3.15%, 01/01/46(a)	700	696,398
Series A, (HUD SECT 8), 4.85%, 08/01/45	1,775	1,726,016
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 145A, Sustainability Bonds, 4.60%, 10/01/44	2,120	2,096,014
Series 145A, Sustainability Bonds, 6.00%, 10/01/54	1,820	1,945,918
Series 146A, Sustainability Bonds, 4.13%, 10/01/39	1,000	964,574
Series 146A, Sustainability Bonds, 4.50%, 10/01/44	1,000	983,759
Series 148A, Sustainability Bonds, 4.80%, 10/01/55	2,320	2,220,623
Series 149A, Sustainability Bonds, 5.20%, 04/01/53	1,085	1,094,277
Series 151-A, Sustainability Bonds, 4.90%, 10/01/50	4,000	3,925,019
Series 151-A, Sustainability Bonds, 4.95%, 10/01/53	1,700	1,635,746
Series 151-A, Sustainability Bonds, 6.25%, 10/01/55	1,693	1,886,968
Series 152-A, Sustainability Bonds, 4.10%, 10/01/41	300	286,872
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing
Series 142-A, Sustainability Bonds, 5.00%, 10/01/43	1,000	1,034,328
Series 150A, Sustainability Bonds, 5.25%, 10/01/52	2,170	2,173,625
Series 2022, Sustainability Bonds, 4.15%, 10/01/42	2,100	1,995,077
		24,665,214
State — 10.8%
Allentown Neighborhood Improvement Zone Development Authority, RB(b)
5.00%, 05/01/32	1,260	1,265,179
5.00%, 05/01/42	1,400	1,439,101
Series A, 5.25%, 05/01/42	1,875	1,918,684
Commonwealth of Pennsylvania, GO
1st Series, Class B, 4.25%, 04/01/46	1,020	989,882
Series 2020, 2.13%, 05/01/40	1,000	739,093
Pennsylvania Economic Development Financing Authority, RB
5.00%, 12/31/38	2,270	2,270,031
5.00%, 06/30/42	2,000	1,973,911
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series A, 4.00%, 12/01/51	5,020	4,435,673
Red Oak Independent School District, RB, 1st Series, Class B, 4.00%, 08/15/43	1,855	1,784,141
		16,815,695
Tobacco — 0.8%
Commonwealth Financing Authority, RB, 5.00%, 06/01/35	1,295	1,330,953
Transportation — 14.3%
Allegheny County Airport Authority, ARB
Series A, AMT, (AGM), 5.25%, 01/01/39	880	948,166
Series A, AMT, (AGM), 5.50%, 01/01/53	500	515,155
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, AMT, (AGM), 4.00%, 07/01/46	4,525	4,057,431

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Pennsylvania Quality Fund (MPA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Transportation (continued)
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB
Series B, AMT, 5.50%, 07/01/51	$500	$ 519,651
Series C, AMT, 4.00%, 07/01/50	400	345,480
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.25%, 06/30/53	2,480	2,499,894
AMT, (AGM), 5.00%, 12/31/57	2,000	1,997,805
Pennsylvania Turnpike Commission, RB
Sub-Series B-1, 5.25%, 06/01/47	1,000	1,008,110
1st Series, Subordinate, 5.00%, 12/01/40	2,035	2,139,729
Series A, Subordinate, 3.00%, 12/01/42	1,400	1,126,791
Series A, Subordinate, 4.00%, 12/01/49	2,000	1,763,804
Series A, Subordinate, 4.00%, 12/01/50	2,500	2,192,266
Series A, Subordinate, (BAM-TCRS), 4.00%, 12/01/50	1,385	1,249,269
Pennsylvania Turnpike Commission, RB, CAB, Sub- Series A-3, (AGM), 0.00%, 12/01/40(d)	1,975	998,471
Pennsylvania Turnpike Commission, Refunding RB, 1st Series, 5.00%, 12/01/43	860	914,731
		22,276,753
Utilities — 10.9%
Allegheny County Sanitary Authority, Refunding RB
4.00%, 12/01/49	485	437,033
5.25%, 12/01/55	645	665,823
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB
Series C, (AGM), 5.25%, 09/01/49	1,500	1,574,015
Series C, 5.50%, 06/01/52	1,900	2,001,098
Series C, (AGM), 5.25%, 09/01/54	500	518,205
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB, Series B, (AGM), 4.50%, 09/01/48	1,140	1,126,769
New Kensington Municipal Sanitary Authority, RB, (AGM), 3.25%, 12/01/47	1,195	927,481
Philadelphia Gas Works Co., Refunding RB, Series A, (AGM), 5.25%, 08/01/54	7,500	7,776,560
Pittsburgh Water & Sewer Authority, RB, Series A, 1st Lien, (AGM), 5.00%, 09/01/55	970	996,828
Westmoreland County Municipal Authority, RB, (AGM), 5.00%, 08/15/49	1,000	1,025,425
		17,049,237
Total Municipal Bonds in Pennsylvania		212,613,529
Puerto Rico — 2.2%
State — 2.2%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB
Series A-1, Restructured, 5.00%, 07/01/58	292	280,553
Series A-2, Restructured, 4.78%, 07/01/58	46	43,482
Series A-2, Restructured, 4.33%, 07/01/40	37	36,126
Series B-1, Restructured, 4.75%, 07/01/53	208	197,474
Security	Par (000)	Value
State (continued)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB (continued)
Series B-1, Restructured, 5.00%, 07/01/58	$1,758	$ 1,670,850
Series B-2, Restructured, 4.78%, 07/01/58	274	257,774
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	2,338	850,754
Total Municipal Bonds in Puerto Rico		3,337,013
Wisconsin — 1.2%
Transportation — 1.2%
Public Finance Authority, RB
Series A, AMT, Senior Lien, 5.50%, 07/01/44	850	866,375
Series A, AMT, Senior Lien, 5.75%, 07/01/49	1,000	1,030,280
Total Municipal Bonds in Wisconsin		1,896,655
Total Municipal Bonds — 140.2% (Cost: $222,136,719)		218,462,640
Municipal Bonds Transferred to Tender Option Bond Trusts(f)
Pennsylvania — 10.4%
Health — 2.7%
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series 2025, 5.25%, 08/15/50(g)	4,000	4,201,996
Housing — 4.6%
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 143A, Sustainability Bonds, 5.38%, 10/01/46	3,209	3,330,128
Series 147 A, Sustainability Bonds, 4.70%, 10/01/49(g)	1,410	1,399,135
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Sustainability Bonds, Series 142-A, 5.00%, 10/01/50	2,538	2,522,473
		7,251,736
Utilities — 3.1%
Philadelphia Gas Works Co., Refunding RB, Series A, 5.25%, 08/01/54(g)	4,648	4,819,225
Total Municipal Bonds in Pennsylvania		16,272,957
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.4% (Cost: $16,263,576)		16,272,957

Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Pennsylvania Quality Fund (MPA)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Warrants
Construction & Engineering — 0.0%
Brightline West, (Expires 11/26/35, Strike Price USD 5.00)(h)(i)	26,429	$ 52,858
Total Warrants — 0.0% (Cost: $ — )		52,858
Total Long-Term Investments — 150.6% (Cost: $238,400,295)		234,788,455
Short-Term Securities
Money Market Funds — 8.5%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.19%(j)(k)	13,184,650	13,185,969
Total Short-Term Securities — 8.5% (Cost: $13,185,960)		13,185,969
Total Investments — 159.1% (Cost: $251,586,255)		247,974,424
Other Assets Less Liabilities — 0.8%		1,291,131
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.0)%		(10,955,958)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (52.9)%		(82,428,474)
Net Assets Applicable to Common Shares — 100.0%		$ 155,881,123

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on August 1, 2032 to October 1, 2042, is $7,070,205. See
Note 4 of the Notes to Financial Statements for details.

(h)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(i)	Non-income producing security.
(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/26	Shares Held at 07/31/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 3,568,789	$ 9,617,180 (a)	$ —	$ —	$ —	$ 13,185,969	13,184,650	$ 247,238	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 218,462,640	$ —	$ 218,462,640
Municipal Bonds Transferred to Tender Option Bond Trusts	—	16,272,957	—	16,272,957
Warrants	—	—	52,858	52,858

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$ 13,185,969	$ —	$ —	$ 13,185,969
	$13,185,969	$234,735,597	$52,858	$247,974,424
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(10,845,100)	$—	$(10,845,100)
VRDP Shares at Liquidation Value	—	(82,600,000)	—	(82,600,000)
	$—	$(93,445,100)	$—	$(93,445,100)
See notes to financial statements.
Schedule of Investments

Schedule of Investments
July 31, 2026
BlackRock Virginia Municipal Bond Trust (BHV)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 6.0%
Corporate — 6.0%
Black Belt Energy Gas District, RB, Series A, 5.25%, 01/01/54(a)	$1,015	$ 1,062,214
District of Columbia — 2.7%
Tobacco — 2.7%
District of Columbia Tobacco Settlement Financing Corp., RB, Series C, 0.00%, 06/15/55(b)	5,400	470,505
Iowa — 5.7%
Corporate — 5.7%
PEFA, Inc., RB, 5.00%, 09/01/49(a)	1,000	1,001,465
Puerto Rico — 4.2%
State — 4.2%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB
Series A-1, Restructured, (FHLMC, FNMA, GNMA), 4.75%, 07/01/53	88	83,547
Series A-1, Restructured, 5.00%, 07/01/58	507	487,125
Series A-2, Restructured, 4.78%, 07/01/58	129	121,938
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	140	50,943
Total Municipal Bonds in Puerto Rico		743,553
Virginia — 140.5%
County/City/Special District/School District — 34.1%
Albemarle County Economic Development Authority, RB, Series A, 5.00%, 06/01/42	500	530,474
Chesterfield County Economic Development Authority, RB
5.00%, 04/01/43	500	531,744
5.00%, 04/01/45	1,000	1,053,973
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/57	2,000	1,786,154
Virginia Public School Authority, RB, (SAW), 5.00%, 08/01/43	1,000	1,075,880
Winchester Economic Development Authority, RB, Series A, 5.00%, 08/01/43	1,000	1,053,557
		6,031,782
Education — 5.9%
Virginia College Building Authority, Refunding RB, (NPFGC), 5.25%, 01/01/31	1,000	1,055,112
Health — 24.1%
Danville Industrial Development Authority, Refunding RB, (AMBAC), 5.25%, 10/01/28(c)	70	71,629
Henrico County Economic Development Authority, RB
Class A, 5.00%, 10/01/52	1,000	988,921
Series A, 5.00%, 11/01/48	500	510,470
Isle Wight County Industrial Development Authority, RB, (AGM), 5.25%, 07/01/53	500	508,353
Lynchburg Economic Development Authority, RB, 5.50%, 01/01/56	400	417,868
Virginia Commonwealth University Health System Authority, RB, Series A, 5.25%, 07/01/49	1,000	1,054,918
Security	Par (000)	Value
Health (continued)
Virginia Small Business Financing Authority, Refunding RB
Series A, 5.50%, 12/01/54	$500	$ 511,942
Series A, 5.25%, 12/01/56	200	201,025
		4,265,126
Housing — 21.6%
Virginia Housing Development Authority, RB, M/F Housing
Series B, 5.00%, 03/01/65	1,000	1,002,123
Series F, (HUD SEC 8), 5.35%, 11/01/58	1,000	1,025,762
Series G, 5.15%, 11/01/52	600	609,042
Virginia Housing Development Authority, RB, S/F Housing
Series C, 4.88%, 07/01/48	750	754,579
Series H, (FHLMC, FNMA, GNMA), 4.90%, 01/01/57	450	436,478
		3,827,984
State — 21.3%
Ballston Quarter Community Development Authority, TA, Series A-1, 5.50%, 03/01/46	94	92,469
Ballston Quarter Community Development Authority, TA, CAB, Series A-2, 7.13%, 03/01/59(d)	225	208,152
Cherry Hill Community Development Authority, SAB, 5.40%, 03/01/45(e)	250	250,190
Lower Magnolia Green Community Development Authority, SAB, 5.00%, 03/01/35(e)	220	220,023
Virginia College Building Authority, RB
4.00%, 02/01/42	1,000	961,833
4.00%, 02/01/43	500	476,923
Series A, 4.00%, 02/01/42	500	480,371
Series A, (SAW), 4.00%, 09/01/47	605	560,926
Virginia Resources Authority, RB, Class B, 5.25%, 11/01/47	500	527,719
		3,778,606
Tobacco — 6.3%
Tobacco Settlement Financing Corp., Refunding RB
Series B-1, 5.00%, 06/01/47	885	708,925
Series B-2, Convertible, 5.20%, 06/01/46(d)	500	404,969
		1,113,894
Transportation — 10.5%
Chesapeake Bay Bridge & Tunnel District, RB, 5.00%, 07/01/46	1,000	992,415
Norfolk Airport Authority, ARB, AMT, (BAM), 5.50%, 07/01/56	400	415,220
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/56	455	445,461
		1,853,096
Utilities — 16.7%
City of Norfolk Virginia Water Revenue, RB, 5.00%, 11/01/45	500	528,074
City of Richmond VA Public Utility Revenue RB, Series B, 5.00%, 01/15/54	450	462,219

2026 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2026
BlackRock Virginia Municipal Bond Trust (BHV)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Utilities (continued)
County of Henrico Virginia Water & Sewer Revenue, RB, 4.00%, 05/01/46	$1,000	$ 932,767
Prince William County Service Authority, Refunding RB, 5.00%, 07/15/55	1,000	1,034,768
		2,957,828
Total Municipal Bonds in Virginia		24,883,428
Total Long-Term Investments — 159.1% (Cost: $28,494,617)		28,161,165

	Shares
Short-Term Securities
	Money Market Funds — 5.0%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.19%(f)(g)	883,651	883,739
	Total Short-Term Securities — 5.0% (Cost: $883,683)	883,739
	Total Investments — 164.1% (Cost: $29,378,300)	29,044,904
	Other Assets Less Liabilities — 1.2%	222,758
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (65.3)%	(11,563,144)
	Net Assets Applicable to Common Shares — 100.0%	$ 17,704,518

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/26	Shares Held at 07/31/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 1,106,159	$ —	$ (222,420)(a)	$ —	$ —	$ 883,739	883,651	$ 29,090	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 28,161,165	$ —	$ 28,161,165
Short-Term Securities
Money Market Funds	883,739	—	—	883,739
	$883,739	$28,161,165	$—	$29,044,904
Schedule of Investments

Schedule of Investments (continued)
July 31, 2026
BlackRock Virginia Municipal Bond Trust (BHV)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
VRDP Shares at Liquidation Value	$—	$(11,600,000)	$—	$(11,600,000)
	$—	$(11,600,000)	$—	$(11,600,000)
See notes to financial statements.

2026 BlackRock Annual Report to Shareholders

Statements of Assets and Liabilities
July 31, 2026

	MUC	MUJ	MIY	MYN
ASSETS
Investments, at value — unaffiliated(a)	$ 2,358,995,115	$ 1,051,899,642	$ 573,005,567	$ 1,701,611,667
Investments, at value — affiliated(b)	45,311,820	24,454,465	5,984,523	4,773,015
Receivables:
Investments sold	10,680,292	70,000	—	—
TOB Trust	9,374,000	—	—	—
Dividends — affiliated	135,848	67,006	10,272	20,474
Interest — unaffiliated	33,522,397	8,689,626	6,177,104	19,492,864
Prepaid expenses	392,779	480,362	120,659	515,749
Total assets	2,458,412,251	1,085,661,101	585,298,125	1,726,413,769
ACCRUED LIABILITIES
Bank overdraft	92,867	—	—	—
Payables:
Investments purchased	20,448,346	—	—	5,218,200
TOB Trust	5,014,151	—	—	—
Accounting services fees	61,804	47,357	31,207	27,224
Custodian fees	5,154	3,778	2,101	1,899
Income dividend distributions — Common Shares	6,687,938	2,871,995	1,579,448	4,819,125
Interest expense and fees	1,674,496	67,349	—	1,307,801
Investment advisory fees	1,136,431	462,334	245,261	736,566
Directors’ and Officer’s fees	698,119	89,558	1,901	487,449
Other accrued expenses	61,782	291,099	2,958	212,949
Professional fees	79,858	58,674	56,414	82,284
Reorganization costs	—	—	128,080	—
Transfer agent fees	18,139	8,682	6,276	8,875
Total accrued liabilities	35,979,085	3,900,826	2,053,646	12,902,372
OTHER LIABILITIES
TOB Trust Certificates	288,434,986	11,706,105	—	212,509,990
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	697,177,119	416,525,064	231,587,439	504,851,844
Total other liabilities	985,612,105	428,231,169	231,587,439	717,361,834
Total liabilities	1,021,591,190	432,131,995	233,641,085	730,264,206
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 1,436,821,061	$ 653,529,106	$ 351,657,040	$ 996,149,563
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 1,718,542,256	$ 731,647,080	$ 401,146,797	$ 1,228,469,998
Accumulated loss	(281,721,195)	(78,117,974)	(49,489,757)	(232,320,435)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 1,436,821,061	$ 653,529,106	$ 351,657,040	$ 996,149,563
Net asset value per Common Share	$ 11.49	$ 12.29	$ 12.13	$ 10.58
(a) Investments, at cost—unaffiliated	$2,362,817,674	$1,069,583,443	$580,364,771	$1,702,739,493
(b) Investments, at cost—affiliated	$45,311,820	$24,454,315	$5,984,470	$4,773,015
(c) Preferred Shares outstanding	6,977	4,171	2,319	5,050
(d) Preferred Shares authorized	26,128	12,291	8,919	14,637
(e) Par value per Preferred Share	$0.10	$0.10	$0.10	$0.10
(f) Common Shares outstanding	125,008,185	53,185,098	28,980,707	94,123,547
(g) Common Shares authorized	199,973,872	199,987,709	199,991,081	199,985,363
(h) Par value per Common Share	$0.10	$0.10	$0.10	$0.10
See notes to financial statements.
Financial Statements

Statements of Assets and Liabilities  (continued)
July 31, 2026

	MPA	BHV
ASSETS
Investments, at value — unaffiliated(a)	$ 234,788,455	$ 28,161,165
Investments, at value — affiliated(b)	13,185,969	883,739
Receivables:
Dividends — affiliated	27,458	1,864
Interest — unaffiliated	2,852,529	338,506
Prepaid expenses	93,121	24,296
Total assets	250,947,532	29,409,570
ACCRUED LIABILITIES
Payables:
Investments purchased	832,424	—
Accounting services fees	17,388	3,595
Custodian fees	957	172
Income dividend distributions — Common Shares	617,698	69,889
Interest expense and fees	110,858	—
Investment advisory fees	103,972	13,041
Directors’ and Officer’s fees	13,497	14,105
Other accrued expenses	3,660	5,798
Professional fees	57,716	33,078
Reorganization costs	31,788	—
Transfer agent fees	2,877	2,230
Total accrued liabilities	1,792,835	141,908
OTHER LIABILITIES
TOB Trust Certificates	10,845,100	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	82,428,474	11,563,144
Total other liabilities	93,273,574	11,563,144
Total liabilities	95,066,409	11,705,052
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 155,881,123	$ 17,704,518
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 181,494,869	$ 21,749,515
Accumulated loss	(25,613,746)	(4,044,997)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 155,881,123	$ 17,704,518
Net asset value per Common Share	$ 12.04	$ 11.14
(a) Investments, at cost—unaffiliated	$238,400,295	$28,494,617
(b) Investments, at cost—affiliated	$13,185,960	$883,683
(c) Preferred Shares outstanding	826	116
(d) Preferred Shares authorized	1,000,000	Unlimited
(e) Par value per Preferred Share	$0.05	$0.001
(f) Common Shares outstanding	12,949,630	1,588,827
(g) Common Shares authorized	Unlimited	Unlimited
(h) Par value per Common Share	$0.10	$0.001
See notes to financial statements.

2026 BlackRock Annual Report to Shareholders

Statements of Operations
Year Ended July 31, 2026

	MUC	MUJ	MIY	MYN
INVESTMENT INCOME
Dividends — affiliated	$1,667,110	$579,004	$97,020	$290,350
Interest — unaffiliated	97,795,165	48,554,026	26,600,116	55,304,230
Total investment income	99,462,275	49,133,030	26,697,136	55,594,580
EXPENSES
Investment advisory	11,690,940	5,505,183	2,889,303	5,940,279
Liquidity fees	4,391,988	2,973,714	—	1,027,273
Remarketing fees on Preferred Shares	608,061	417,100	—	144,088
Reorganization	485,137	—	173,079	191,735
Accounting services	199,302	130,389	92,239	112,276
Directors and Officer	121,767	44,141	21,843	57,655
Professional	96,288	57,584	69,100	66,427
Transfer agent	80,787	73,316	28,439	39,463
Registration	36,962	19,543	10,642	23,118
Custodian	16,994	10,910	6,346	7,523
Printing and postage	9,874	8,640	6,558	5,318
Proxy	—	—	—	10,892
Miscellaneous	106,342	94,175	77,683	83,160
Total expenses excluding interest expense, fees and amortization of offering costs	17,844,442	9,334,695	3,375,232	7,709,207
Interest expense, fees and amortization of offering costs(a)	23,085,197	11,542,061	7,918,186	14,858,340
Total expenses	40,929,639	20,876,756	11,293,418	22,567,547
Less fees waived and/or reimbursed by the Manager	(443,451)	(25,325)	(4,246)	(12,551)
Total expenses after fees waived and/or reimbursed	40,486,188	20,851,431	11,289,172	22,554,996
Net investment income	58,976,087	28,281,599	15,407,964	33,039,584
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,329,200	(1,410,683)	145,253	50,797
Investments — affiliated	—	—	162	—
Futures contracts	—	—	—	(1,216,965)
	1,329,200	(1,410,683)	145,415	(1,166,168)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	30,994,133	26,229,748	15,173,368	2,704,509
Investments — affiliated	—	—	(162)	—
Futures contracts	—	—	—	743,628
	30,994,133	26,229,748	15,173,206	3,448,137
Net realized and unrealized gain	32,323,333	24,819,065	15,318,621	2,281,969
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$91,299,420	$53,100,664	$30,726,585	$35,321,553
(a) Related to TOB Trusts and/or VRDP Shares.
See notes to financial statements.
Financial Statements

Statements of Operations  (continued)
Year Ended July 31, 2026

	MPA	BHV
INVESTMENT INCOME
Dividends — affiliated	$247,238	$29,090
Interest — unaffiliated	11,860,110	1,346,902
Total investment income	12,107,348	1,375,992
EXPENSES
Investment advisory	1,268,209	193,635
Reorganization	113,522	89,406
Professional	72,074	43,012
Rating agency	60,251	56,058
Accounting services	51,951	11,386
Transfer agent	28,403	11,347
Directors and Officer	11,205	2,430
Proxy	10,892	—
Registration	8,962	8,963
Printing and postage	6,840	4,628
Custodian	2,677	452
Miscellaneous	14,008	12,341
Total expenses excluding interest expense, fees and amortization of offering costs	1,648,994	433,658
Interest expense, fees and amortization of offering costs(a)	3,354,130	398,583
Total expenses	5,003,124	832,241
Less fees waived and/or reimbursed by the Manager	(9,972)	(40,002)
Total expenses after fees waived and/or reimbursed	4,993,152	792,239
Net investment income	7,114,196	583,753
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(2,233,238)	(10,944)
	(2,233,238)	(10,944)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	8,426,047	650,018
Net realized and unrealized gain	6,192,809	639,074
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$13,307,005	$1,222,827
(a) Related to TOB Trusts and/or VRDP Shares.
See notes to financial statements.

2026 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets

	MUC		MUJ
	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/26	Year Ended 07/31/25

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$58,976,087	$46,024,335	$28,281,599	$26,033,087
Net realized gain (loss)	1,329,200	(20,230,283)	(1,410,683)	(7,267,398)
Net change in unrealized appreciation (depreciation)	30,994,133	(100,019,977)	26,229,748	(44,708,522)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	91,299,420	(74,225,925)	53,100,664	(25,942,833)
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(65,586,045)	(41,082,868)	(30,905,478)	(23,150,193)
Return of capital	(3,125,524)	(18,441,371)	(3,558,465)	(10,888,269)
Decrease in net assets resulting from distributions to Common Shareholders	(68,711,569)	(59,524,239)	(34,463,943)	(34,038,462)
CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	361,949,867	—	—	—
Redemption of common shares due to reorganization	(433)	—	—	—
Net increase in net assets derived from capital share transactions	361,949,434	—	—	—
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	384,537,285	(133,750,164)	18,636,721	(59,981,295)
Beginning of year	1,052,283,776	1,186,033,940	634,892,385	694,873,680
End of year	$1,436,821,061	$1,052,283,776	$653,529,106	$634,892,385

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets (continued)

	MIY		MYN
	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/26	Year Ended 07/31/25

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$15,407,964	$13,643,826	$33,039,584	$16,684,303
Net realized gain (loss)	145,415	(4,757,875)	(1,166,168)	(12,757,857)
Net change in unrealized appreciation (depreciation)	15,173,206	(29,677,392)	3,448,137	(38,414,360)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	30,726,585	(20,791,441)	35,321,553	(34,487,914)
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(17,085,512)	(12,401,682)	(37,827,081)	(14,985,049)
Return of capital	(1,862,229)	(6,077,828)	—	(8,018,200)
Decrease in net assets resulting from distributions to Common Shareholders	(18,947,741)	(18,479,510)	(37,827,081)	(23,003,249)
CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	—	—	606,806,505	—
Reinvestment of common distributions	199,381	—	—	—
Redemption of common shares due to reorganization	—	—	(850)	—
Net increase in net assets derived from capital share transactions	199,381	—	606,805,655	—
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	11,978,225	(39,270,951)	604,300,127	(57,491,163)
Beginning of year	339,678,815	378,949,766	391,849,436	449,340,599
End of year	$351,657,040	$339,678,815	$996,149,563	$391,849,436

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2026 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets (continued)

	MPA		BHV
	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/26	Year Ended 07/31/25

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$7,114,196	$5,879,844	$583,753	$545,412
Net realized loss	(2,233,238)	(2,332,753)	(10,944)	(403,998)
Net change in unrealized appreciation (depreciation)	8,426,047	(11,160,663)	650,018	(1,634,487)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	13,307,005	(7,613,572)	1,222,827	(1,493,073)
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(7,753,688)	(5,098,019)	(739,475)	(561,676)
Return of capital	(606,593)	(5,158,088)	(165,859)	(381,739)
Decrease in net assets resulting from distributions to Common Shareholders	(8,360,281)	(10,256,107)	(905,334)	(943,415)
CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	6,997	—
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	4,946,724	(17,869,679)	324,490	(2,436,488)
Beginning of year	150,934,399	168,804,078	17,380,028	19,816,516
End of year	$155,881,123	$150,934,399	$17,704,518	$17,380,028

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Cash Flows
Year Ended July 31, 2026

	MUC	MUJ	MIY	MYN
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$91,299,420	$53,100,664	$30,726,585	$35,321,553
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	571,684,306	176,756,799	88,449,632	143,166,231
Purchases of long-term investments	(545,039,792)	(129,754,799)	(90,176,423)	(186,575,951)
Net proceeds from sales (purchases) of short-term securities	(26,507,253)	(30,770,908)	2,515,028	17,915,803
Amortization of premium and accretion of discount on investments and other fees	2,264,309	(1,324,859)	1,259,700	231,839
Net realized (gain) loss on investments	(1,329,200)	1,410,683	(145,415)	(50,797)
Net unrealized (appreciation) depreciation on investments	(30,994,133)	(26,229,748)	(15,173,206)	(2,704,509)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(111,357)	(24,489)	5,116	39,035
Interest — unaffiliated	(5,205,176)	(173,838)	(150,484)	(2,483,972)
Prepaid expenses	(75,627)	(9,281)	(4,922)	(266,359)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(54,032)	(25,395)	(17,088)	(79,699)
Custodian fees	(6,476)	(2,210)	(1,095)	(6,962)
Interest expense and fees	718,678	(27,637)	—	1,085,917
Investment advisory fees	(60,733)	7,631	7,779	(148,559)
Directors’ and Officer’s fees	(7,020)	19,936	(306)	(21,762)
Other accrued expenses	82,228	(5,935)	(6,139)	193,731
Professional fees	33,015	5,096	31,774	19,088
Reorganization costs	(125,200)	—	(63,218)	(478,713)
Transfer agent fees	(17,870)	(911)	(5,804)	(28,517)
Variation margin on futures contracts	—	—	—	(49,001)
Net cash provided by operating activities	56,548,087	42,950,799	17,251,514	5,078,396
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(63,951,767)	(31,831,849)	(17,262,863)	(35,928,485)
Repayments of TOB Trust Certificates	(8,355,843)	(11,186,096)	—	(2,750,000)
Proceeds from TOB Trust Certificates	17,749,992	—	—	22,168,764
Decrease in bank overdraft	(4,569,215)	—	—	—
Amortization of deferred offering costs	18,604	67,146	11,349	28,636
Net cash used for financing activities	(59,108,229)	(42,950,799)	(17,251,514)	(16,481,085)
CASH
Net decrease in restricted and unrestricted cash	(2,560,142)	—	—	(11,402,689)
Restricted and unrestricted cash at beginning of year	2,560,142	—	—	11,402,689
Restricted and unrestricted cash at end of year	$—	$—	$—	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$22,347,915	$11,502,552	$7,906,837	$13,743,787
NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$—	$—	$199,381	$—
Fair value of investments acquired through reorganization	607,277,389	—	—	1,020,974,067
Net proceeds from the issuance of common shares due to reorganization	361,949,867	—	—	606,806,505
Net proceeds from the issuance of preferred shares due to reorganization	171,300,000	—	—	304,000,000
See notes to financial statements.

2026 BlackRock Annual Report to Shareholders

Statements of Cash Flows  (continued)
Year Ended July 31, 2026

	MPA	BHV
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$13,307,005	$1,222,827
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	80,665,507	3,526,588
Purchases of long-term investments	(62,058,325)	(3,386,629)
Net proceeds from sales (purchases) of short-term securities	(9,617,180)	222,420
Amortization of premium and accretion of discount on investments and other fees	(64,909)	(20,020)
Net realized loss on investments	2,233,238	10,944
Net unrealized (appreciation) depreciation on investments	(8,426,047)	(650,018)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(20,186)	170
Interest — unaffiliated	(160,157)	(20,013)
Prepaid expenses	(4,922)	(9,147)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(8,823)	(2,786)
Custodian fees	(636)	(753)
Interest expense and fees	(7,229)	—
Investment advisory fees	(547)	267
Directors’ and Officer’s fees	521	848
Other accrued expenses	(4,835)	(1,437)
Professional fees	38,101	17,163
Reorganization costs	(75,444)	(75,478)
Transfer agent fees	(11,566)	(6,313)
Net cash provided by operating activities	15,783,566	828,633
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(7,784,342)	(831,704)
Repayments of TOB Trust Certificates	(8,016,188)	—
Amortization of deferred offering costs	16,964	3,071
Net cash used for financing activities	(15,783,566)	(828,633)
CASH
Net increase in restricted and unrestricted cash	—	—
Restricted and unrestricted cash at beginning of year	—	—
Restricted and unrestricted cash at end of year	$—	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$3,344,395	$395,512
NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$—	$6,997
See notes to financial statements.
Financial Statements

Financial Highlights
(For a share outstanding throughout each period)

	MUC
	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22

Net asset value, beginning of year	$11.17	$12.59	$12.68	$13.42	$16.16
Net investment income(a)	0.54	0.49	0.43	0.43	0.58
Net realized and unrealized gain (loss)	0.42	(1.28)	0.00 (b)	(0.69)	(2.66)
Net increase (decrease) from investment operations	0.96	(0.79)	0.43	(0.26)	(2.08)
Distributions to Common Shareholders(c)
From net investment income	(0.61)	(0.43)	(0.47)	(0.42)	(0.66)
Return of capital	(0.03)	(0.20)	(0.05)	(0.06)	—
Total distributions to Common Shareholders	(0.64)	(0.63)	(0.52)	(0.48)	(0.66)
Net asset value, end of year	$11.49	$11.17	$12.59	$12.68	$13.42
Market price, end of year	$10.58	$10.06	$11.15	$10.85	$12.58
Total Return Applicable to Common Shareholders(d)
Based on net asset value	9.17%	(5.97)%	4.21%	(1.27)%	(12.92)%
Based on market price	11.62%	(4.37)%	7.86%	(9.87)%	(18.01)%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.22%(f)	3.32%(g)	3.33%	2.93%	1.75%(h)
Total expenses after fees waived and/or reimbursed	3.19%(f)	3.22%(g)	3.28%	2.87%	1.69%(h)
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(i)(j)	1.36%	1.19%	0.86%	0.89%	0.92%
Net investment income to Common Shareholders	4.64%	4.04%	3.47%	3.42%	4.08%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,436,821	$1,052,284	$1,186,034	$1,209,826	$1,309,300
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$697,700	$526,400	$—	$—	$—
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$245,702 (k)	$244,044 (k)	$—	$—	$—
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$—	$—	$526,400	$526,400	$526,400
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$—	$—	$276,078 (l)	$293,143 (l)	$249,806 (l)
TOB Trust Certificates, end of year (000)	$288,435	$204,130	$147,185	$99,990	$347,600
Asset coverage per $1,000 of TOB Trust Certificates, end of year(m)	$8,399	$8,731	$12,635	$18,364	$6,281
Portfolio turnover rate	26%	54%	59%	47%	41%

(a)	Based on average Common Shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.18% and 3.15%, respectively.
(g)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.29% and 3.19%, respectively.
(h)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.71% and 1.65%, respectively.
(i)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22

Expense ratios	0.97%	0.87%	0.86%	0.89%	0.92%

(k)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares/TOBs) from the Fund’s total assets and dividing this by sum of amount of TOBs and liquidation value of the
VRDP Shares, and by multiplying the results by 100,000.

2026 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)
(l)
Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(m)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MUJ
	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22

Net asset value, beginning of year	$11.94	$13.07	$13.03	$13.58	$16.29
Net investment income(a)	0.53	0.49	0.44	0.48	0.64
Net realized and unrealized gain (loss)	0.47	(0.98)	0.15	(0.49)	(2.59)
Net increase (decrease) from investment operations	1.00	(0.49)	0.59	(0.01)	(1.95)
Distributions to Common Shareholders(b)
From net investment income	(0.58)	(0.44)	(0.49)	(0.45)	(0.76)
Return of capital	(0.07)	(0.20)	(0.06)	(0.09)	—
Total distributions to Common Shareholders	(0.65)	(0.64)	(0.55)	(0.54)	(0.76)
Net asset value, end of year	$12.29	$11.94	$13.07	$13.03	$13.58
Market price, end of year	$11.97	$10.82	$11.57	$11.20	$13.36
Total Return Applicable to Common Shareholders(c)
Based on net asset value	8.65%	(3.41)%	5.34%	0.52%	(12.14)%
Based on market price	16.77%	(1.12)%	8.49%	(12.17)%	(9.91)%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.14%	3.40%	3.68%	3.17%	1.77%(e)
Total expenses after fees waived and/or reimbursed	3.13%	3.37%	3.64%	3.17%	1.74%(e)
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(f)(g)	1.40%	1.25%	0.86%	0.89%	0.92%
Net investment income to Common Shareholders	4.25%	3.87%	3.45%	3.71%	4.37%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$653,529	$634,892	$694,874	$699,848	$740,380
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$417,100	$417,100	$417,100	$417,100	$417,100
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year(h)	$252,407	$244,296	$259,234	$259,361	$245,762
TOB Trust Certificates, end of year (000)	$11,706	$22,892	$19,285	$22,060	$90,838
Asset coverage per $1,000 of TOB Trust Certificates, end of year(i)	$92,411	$46,927	$58,624	$51,599	$13,734
Portfolio turnover rate	12%	22%	14%	17%	20%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.71% and 1.70%, respectively.
(f)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22

Expense ratios	0.89%	0.88%	0.85%	0.88%	0.94%

(h)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(i)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2026 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MIY
	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22

Net asset value, beginning of year	$11.73	$13.08	$12.94	$13.56	$16.04
Net investment income(a)	0.53	0.47	0.42	0.42	0.61
Net realized and unrealized gain (loss)	0.52	(1.18)	0.23	(0.55)	(2.42)
Net increase (decrease) from investment operations	1.05	(0.71)	0.65	(0.13)	(1.81)
Distributions to Common Shareholders(b)
From net investment income	(0.59)	(0.43)	(0.46)	(0.43)	(0.67)
Return of capital	(0.06)	(0.21)	(0.05)	(0.06)	—
Total distributions to Common Shareholders	(0.65)	(0.64)	(0.51)	(0.49)	(0.67)
Net asset value, end of year	$12.13	$11.73	$13.08	$12.94	$13.56
Market price, end of year	$12.20	$10.91	$11.61	$11.12	$13.67
Total Return Applicable to Common Shareholders(c)
Based on net asset value	9.23%	(5.24)%	5.82%	(0.40)%	(11.35)%
Based on market price	18.11%	(0.71)%	9.30%	(15.09)%	(9.28)%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.16%(e)	3.38%(f)	3.66%(g)	3.27%	1.66%
Total expenses after fees waived and/or reimbursed	3.16%(e)	3.34%(f)	3.62%(g)	3.27%	1.66%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(h)(i)	0.89%	0.86%	0.85%	0.91%	0.88%
Net investment income to Common Shareholders	4.31%	3.74%	3.28%	3.31%	4.10%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$351,657	$339,679	$378,950	$378,173	$400,206
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$231,900	$231,900	$231,900	$231,900	$231,900
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year(j)	$251,642	$246,476	$263,411	$258,740	$246,506
TOB Trust Certificates, end of year (000)	$—	$—	$—	$6,334	$41,267
Asset coverage per $1,000 of TOB Trust Certificates, end of year(k)	N/A	N/A	N/A	$97,262	$16,309
Portfolio turnover rate	15%	37%	27%	37%	22%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.11% and 3.11% ,respectively.
(f)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.32% and 3.29%, respectively.
(g)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.64% and 3.60%, respectively.
(h)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22

Expense ratios	0.89%	0.86%	0.87%	0.91%	0.88%

(j)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MYN
	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22

Net asset value, beginning of year	$10.23	$11.73	$11.70	$12.12	$14.73
Net investment income(a)	0.51	0.44	0.37	0.39	0.52
Net realized and unrealized gain (loss)	0.45	(1.34)	0.14	(0.39)	(2.53)
Net increase (decrease) from investment operations	0.96	(0.90)	0.51	—	(2.01)
Distributions to Common Shareholders(b)
From net investment income	(0.61)	(0.39)	(0.41)	(0.37)	(0.60)
Return of capital	—	(0.21)	(0.07)	(0.05)	—
Total distributions to Common Shareholders	(0.61)	(0.60)	(0.48)	(0.42)	(0.60)
Net asset value, end of year	$10.58	$10.23	$11.73	$11.70	$12.12
Market price, end of year	$9.70	$9.20	$10.58	$10.08	$10.94
Total Return Applicable to Common Shareholders(c)
Based on net asset value	9.99%	(7.45)%	5.14%	0.64%	(13.74)%
Based on market price	12.13%	(7.71)%	10.07%	(3.94)%	(21.23)%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.23%(e)	3.30%(f)	3.57%(g)	3.07%	1.59%
Total expenses after fees waived and/or reimbursed	3.23%(e)	3.28%(f)	3.54%(g)	3.07%	1.59%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(h)(i)	1.07%	0.90%	0.86%	0.89%	1.24%
Net investment income to Common Shareholders	4.73%	3.90%	3.26%	3.42%	3.91%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$996,150	$391,849	$449,341	$452,980	$479,869
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$505,000	$201,000	$247,700	$247,700	$247,700
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year(j)	$238,834	$245,097	$272,392	$269,699	$256,882
TOB Trust Certificates, end of year (000)	$212,510	$69,061	$12,950	$19,231	$58,179
Asset coverage per $1,000 of TOB Trust Certificates, end of year(k)	$8,063	$9,582	$54,810	$37,423	$13,502
Portfolio turnover rate	12%	53%	43%	40%	31%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)
Includes non-recurring expenses of proxy and reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.20% and
3.20%, respectively.

(f)
Includes non-recurring expenses of proxy and reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.21% and
3.19%, respectively.

(g)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.50% and 3.47%, respectively.
(h)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22

Expense ratios	0.90%	0.90%	0.93%	0.89%	0.88%

(j)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2026 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MPA
	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22

Net asset value, beginning of year	$11.66	$13.04	$13.09	$13.92	$16.64
Net investment income(a)	0.55	0.45	0.38	0.40	0.59
Net realized and unrealized gain (loss)	0.48	(1.04)	0.13	(0.76)	(2.65)
Net increase (decrease) from investment operations	1.03	(0.59)	0.51	(0.36)	(2.06)
Distributions to Common Shareholders(b)
From net investment income	(0.60)	(0.39)	(0.45)	(0.40)	(0.66)
Return of capital	(0.05)	(0.40)	(0.11)	(0.07)	—
Total distributions to Common Shareholders	(0.65)	(0.79)	(0.56)	(0.47)	(0.66)
Net asset value, end of year	$12.04	$11.66	$13.04	$13.09	$13.92
Market price, end of year	$10.90	$10.66	$12.35	$11.69	$13.54
Total Return Applicable to Common Shareholders(c)
Based on net asset value	9.33%	(4.29)%	4.43%	(2.05)%	(12.45)%
Based on market price	8.27%	(7.61)%	10.75%	(10.08)%	(12.69)%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.14%(e)	3.29%(f)	3.52%(g)	3.02%	1.63%
Total expenses after fees waived and/or reimbursed	3.14%(e)	3.23%(f)	3.47%(g)	3.01%	1.63%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(h)(i)	0.95%	0.92%	0.88%	0.95%	1.24%
Net investment income to Common Shareholders	4.47%	3.60%	2.94%	3.10%	3.85%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$155,881	$150,934	$168,804	$170,467	$185,332
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$82,600	$82,600	$82,600	$82,600	$82,600
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year(j)	$266,816	$248,761	$287,227	$276,357	$248,524
TOB Trust Certificates, end of year (000)	$10,845	$18,861	$7,560	$14,060	$42,183
Asset coverage per $1,000 of TOB Trust Certificates, end of year(k)	$22,974	$13,372	$34,227	$18,983	$7,346
Portfolio turnover rate	24%	37%	18%	31%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)
Includes non-recurring expenses of proxy and reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.06%
and 3.06%, respectively.

(f)
Includes non-recurring expenses of proxy and reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.10%
and3.05%, respectively.

(g)
Includes non-recurring expenses of proxy and reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.33%
and3.28%, respectively.

(h)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22

Expense ratios	0.95%	0.92%	1.07%	0.95%	0.93%

(j)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BHV
	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21

Net asset value, beginning of period	$10.94	$12.48	$12.44	$13.32	$15.73	$15.38
Net investment income(a)	0.37	0.34	0.29	0.35	0.46	0.54
Net realized and unrealized gain (loss)	0.40	(1.29)	0.17	(0.85)	(2.37)	0.36
Net increase (decrease) from investment operations	0.77	(0.95)	0.46	(0.50)	(1.91)	0.90
Distributions to Common Shareholders(b)
From net investment income	(0.47)	(0.35)	(0.38)	(0.32)	(0.50)	(0.55)
Return of capital	(0.10)	(0.24)	(0.04)	(0.06)	—	—
Total distributions to Common Shareholders	(0.57)	(0.59)	(0.42)	(0.38)	(0.50)	(0.55)
Net asset value, end of period	$11.14	$10.94	$12.48	$12.44	$13.32	$15.73
Market price, end of period	$12.81	$10.45	$11.11	$10.78	$14.41	$18.75
Total Return Applicable to Common Shareholders(c)
Based on net asset value	7.21%	(7.44)%	4.38%	(3.42)%	(12.61)%(d)	5.76%
Based on market price	29.06%	(0.68)%	7.23%	(22.64)%	(20.69)%(d)	20.50%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	4.58%(f)	4.75%(g)	5.16%(h)	4.43%	2.60%(i)(j)	2.28%
Total expenses after fees waived and/or reimbursed	4.36%(f)	4.53%(g)	4.93%(h)	4.20%	2.38%(i)(j)	2.06%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(k)(l)	1.67%	1.75%	1.74%	1.74%	1.55%(i)(j)	1.43%
Net investment income to Common Shareholders	3.21%	2.87%	2.38%	2.82%	3.52%(j)	3.49%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$17,705	$17,380	$19,817	$19,956	$21,460	$25,326
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$11,600	$11,600	$11,600	$11,600	$11,600	$11,600
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$252,625 (m)	$249,828 (m)	$270,832 (m)	$246,737 (m)	$246,984 (m)	$318,324 (n)
TOB Trust Certificates, end of period (000)	$—	$—	$—	$2,000	$3,000	$4,876
Asset coverage per $1,000 of TOB Trust Certificates, end of period(o)	N/A	N/A	N/A	$16,755	$12,003	N/A
Portfolio turnover rate	12%	18%	46%	31%	39%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 4.09% and 3.87%, respectively.
(g)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 4.31% and 4.10%, respectively.
(h)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 4.68% and 4.45%, respectively.
(i)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.62%, 2.40% and 1.57%, respectively.

(j)	Annualized.
(k)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(l)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

2026 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	Year Ended 07/31/26	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21

Expense ratios	1.67%	1.75%	2.22%	1.74%	1.55%	1.43%

(m)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(n)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(o)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Notes to Financial Statements

1.
ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:
Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	Maryland	Diversified
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	Maryland	Non-diversified
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	Maryland	Non-diversified
BlackRock MuniYield New York Quality Fund, Inc.	MYN	Maryland	Non-diversified
BlackRock MuniYield Pennsylvania Quality Fund	MPA	Massachusetts	Non-diversified
BlackRock Virginia Municipal Bond Trust	BHV	Delaware	Non-diversified
The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Reorganizations: The Board and shareholders of each Acquiring Fund and each Target Fund approved the respective reorganizations of the Target Funds into the Acquiring Funds.  As a result, each Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the respective Target Funds in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Fund. The reorganizations were as follows:
Acquiring Funds	Target Funds	Herein Referred To As
MUC(a)	BlackRock California Municipal Income Trust	BFZ
MYN(a)	BlackRock New York Municipal Income Trust	BNY
	BlackRock MuniHoldings New York Quality Fund, Inc.	MHN

(a)	The reorganizations were effective after the close of business on February 6, 2026.
Each Common Shareholder of each Target Fund received Common Shares of the respective Acquiring Fund in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on the effective date of the reorganization, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.
Each Preferred Shareholder of each Target Fund received Preferred Shares of the Acquiring Fund in an amount equal to the aggregate liquidation preference of the Target Fund Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.
Each reorganization was accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Fund in the following amounts and at the following conversion ratios:
Target Fund	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MUC’s Share Class	Shares of MUC
BFZ	Common	30,063,645	1.02530147	Common	30,824,262 (a)
BFZ	VRDP	1,713	1	VRDP	1,713

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MYN’s Share Class	Shares of MYN
BNY	Common	24,117,105	1.02143002	Common	24,633,900 (a)
MHN	Common	30,241,637	1.03091257	Common	31,176,439 (a)
BNY	VRDP	1,320	1	VRDP	1,320
MHN	VRDP	1,720	1	VRDP	1,720

(a)	Net of fractional shares redeemed.

2026 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Each Target Fund’s net assets and composition of net assets on the effective date of the reorganizations were as follows:
Target Funds	Net assets applicable to Common Shareholders	Paid-in-capital	Accumulated gain (loss)
BFZ	$ 361,949,867	$ 409,342,093	$ (47,392,226)
BNY	267,835,831	320,630,411	(52,794,580)
MHN	338,970,674	410,263,376	(71,292,702)
For financial reporting purposes, assets received and shares issued by each of the Acquiring Funds were recorded at fair value. However, the cost basis of the investments received from each of the Target Funds was carried forward to align ongoing reporting of the respective Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets applicable to Common Shareholders of the Acquiring Funds before the reorganizations and the aggregate net assets applicable to Common Shareholders immediately after the reorganizations were as follows:
	Net assets applicable to Common Shareholders
Acquiring Funds	Prior to the Reorganization	After the Reorganization
MUC	$ 1,105,943,991	$ 1,467,893,858
MYN	416,563,252	1,023,369,757
Each Target Fund’s fair value and cost of financial instruments prior to the reorganizations were as follows:
Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BFZ	$ 607,277,389	$ 601,264,821	$ 80,299,992	$ 171,300,000
BNY	450,911,244	445,161,293	58,860,521	132,000,000
MHN	570,062,823	561,291,396	65,169,298	172,000,000
The purpose of these transactions was to combine multiple funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event.
Assuming the reorganizations had been completed on August 1, 2025, the beginning of the fiscal reporting period of each Acquiring Fund, the pro forma results of operations for the year ended July 31, 2026, are as follows:
Acquiring Funds	Net investment income (loss)	Net realized and change in unrealized gain/loss on investments	Net increase in net assets resulting from operations
MUC	$ 66,760,284	$ 56,660,165	$ 123,420,449
MYN	45,978,729	42,663,888	88,642,617
Because the combined investment portfolios of each Acquiring Fund have been managed as a single integrated portfolio since the reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that have been included in the respective Acquiring Fund’s Statements of Operations since the reorganization date.
Reorganization costs incurred by each Acquiring Fund in connection with the reorganizations were expensed by such Fund. The Manager reimbursed MUC in the amount of $373,037, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Notes to Financial Statements

Notes to Financial Statements  (continued)

Cash: The Funds may maintain cash at their custodian, which at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions from net investment income are declared quarterly and paid monthly.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Distributions to Preferred Shareholders are accrued and determined as described in Note 10.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.
Other:  Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges.
Segment Reporting: The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Fund’s financial statements.
Recent Accounting Standard: The Funds adopted Financial Accounting Standards Board Update 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures (“ASU 2023-09”) during the period. ASU 2023-09 enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The Funds’ adoption of the new standard did not have a material impact on financial statement disclosures and did not affect each Fund’s financial position or results of operations.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  Each Fund’ s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
•Fixed-income investments and certain derivative instruments for which market quotations are readily available are generally valued using the last available bid price (including evaluated prices) provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The

2026 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
•Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure
(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Certain information made available by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
Notes to Financial Statements

Notes to Financial Statements  (continued)

4.
SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Funds to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations.
Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.
The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.
While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments.MIY’s, MYN’s and MPA’s management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.
Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.
Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations.  Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:
Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
MUC	$ 6,137,374	$ 882,531	$ 322,953	$ 7,342,858
MUJ	456,591	74,139	17,879	548,609

2026 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
MYN	$ 3,608,147	$ 467,143	$ 209,308	$ 4,284,598
MPA	431,633	64,690	24,523	520,846
For the year ended July 31, 2026, the following table is a summary of each Fund’s TOB Trusts:
Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUC	$ 462,676,223	$ 288,434,986	2.16% — 2.65%	$ 248,127,108	2.96%
MUJ	19,657,972	11,706,105	2.17 — 2.19	18,184,213	3.02
MYN	302,412,819	212,509,990	2.19 — 2.22	146,053,358	2.93
MPA	16,272,957	10,845,100	2.19	17,082,353	3.05

(a)
The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB
Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)
TOB Trusts may be structured on a non-recourse or recourse basis. When a fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB
Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity
Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”).
As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at July 31, 2026, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at July 31, 2026.

5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Funds engage in various portfolio investment strategies using derivative contracts to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the  Manager, the Funds’ investment adviser and an indirect, majority-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
For such services, each Fund, except BHV, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:
	MUC	MUJ	MIY	MYN	MPA
Investment advisory fees	0.55%	0.50%	0.49%	0.50%	0.49%
For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.
Notes to Financial Statements

Notes to Financial Statements  (continued)

For such services, BHV pays the Manager a monthly fee at an annual rate equal to 0.65% of the average weekly value of the Fund’s managed assets.
For purposes of calculating these fees, for BHV, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
Expense Waivers and Reimbursements:  With respect to BHV, the Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.13% of the Fund’s average weekly managed assets. This voluntary waiver may be reduced or discontinued at any time. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. During the year ended July 31, 2026, the Manager waived $38,727 pursuant to this agreement.
With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver") through June 30, 2028. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2026, the amounts waived were as follows:
Fund Name	Fees Waived and/or Reimbursed by the Manager
MUC	$ 70,414
MUJ	25,325
MIY	4,246
MYN	12,551
MPA	9,972
BHV	1,275
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2028. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2026, there were no fees waived by the Manager pursuant to this arrangement.
With respect to each Fund, the Manager voluntarily agreed to waive a portion of its investment advisory fee attributable to each Fund’s outstanding preferred shares for each month in which the monthly dividend on the Fund’s preferred shares exceeds the calculated value of the Fund’s gross monthly income attributable to investments from the proceeds of the preferred shares (determined by multiplying the Fund’s gross monthly income by the ratio of (i) the liquidation preference of any outstanding preferred shares to (ii) total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). This voluntary waiver may be reduced or discontinued at any time without notice. For the year ended July 31, 2026, there were no fees waived by the Manager pursuant to this arrangement.
Directors and Officers:  Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.
7.
PURCHASES AND SALES
For the year ended July 31, 2026, purchases and sales of investments, excluding short-term securities, were as follows:
Fund Name	Purchases	Sales
MUC	$ 530,194,641	$ 571,850,444
MUJ	129,754,799	176,761,799
MIY	90,176,423	88,449,632
MYN	182,749,152	138,375,596
MPA	58,375,132	76,582,214
BHV	3,386,629	3,526,588
8.
INCOME TAX INFORMATION
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2026, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.

2026 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to amortization methods for premiums on fixed income securities and non-deductible expenses were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
MUC	$ (254,107)	$ 254,107
MUJ	(62,049)	62,049
MIY	(182,894)	182,894
MYN	(218,625)	218,625
MPA	(125,939)	125,939
BHV	(91,988)	91,988
The tax character of distributions paid was as follows:
Fund Name	Year Ended 07/31/26	Year Ended 07/31/25
MUC
Tax-exempt income	$ 80,963,680	$ 57,794,280
Ordinary income	346,100	95,406
Return of capital	3,125,524	18,441,371
	$ 84,435,304	$ 76,331,057
MUJ
Tax-exempt income	$ 41,831,784	$ 36,763,436
Ordinary income	—	5,732
Return of capital	3,558,465	10,888,269
	$ 45,390,249	$ 47,657,437
MIY
Tax-exempt income	$ 24,977,774	$ 21,273,337
Ordinary income	14,575	—
Return of capital	1,862,229	6,077,828
	$ 26,854,578	$ 27,351,165
MYN
Tax-exempt income	$ 48,324,866	$ 24,372,053
Ordinary income	47,321	24,701
Return of capital	—	8,018,200
	$ 48,372,187	$ 32,414,954
MPA
Tax-exempt income	$ 10,570,008	$ 8,249,931
Ordinary income	—	8,065
Return of capital	606,593	5,158,088
	$ 11,176,601	$ 13,416,084
BHV
Tax-exempt income	$ 1,134,987	$ 1,005,309
Ordinary income	—	141
Return of capital	165,859	381,739
	$ 1,300,846	$ 1,387,189
As of July 31, 2026, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MUC	$ (264,807,550)	$ (16,913,645)	$ (281,721,195)
MUJ	(57,517,523)	(20,600,451)	(78,117,974)
MIY	(40,682,193)	(8,807,564)	(49,489,757)
MYN	(226,389,633)	(5,930,802)	(232,320,435)
MPA	(21,486,774)	(4,126,972)	(25,613,746)
BHV	(3,683,105)	(361,892)	(4,044,997)

(a)	Subject to limitations, amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums on fixed income securities, treatment of residual interests in tender option bond trusts, the accural of income on securities in default and the deferral of compensation to trustees.

Notes to Financial Statements

Notes to Financial Statements  (continued)

During the year ended July 31, 2026, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:
Fund Name	Utilized
MIY	$ 299,833
As of July 31, 2026, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MUC	$ 2,125,403,921	$ 30,102,917	$ (39,634,889)	$ (9,531,972)
MUJ	1,082,289,138	14,104,071	(31,745,207)	(17,641,136)
MIY	586,218,206	3,728,979	(10,957,095)	(7,228,116)
MYN	1,495,382,680	26,177,673	(27,685,661)	(1,507,988)
MPA	240,626,033	2,144,129	(5,640,838)	(3,496,709)
BHV	29,323,482	368,193	(646,771)	(278,578)
9.
PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.
The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.
A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.
As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.
The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.
Illiquidity Risk: Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

2026 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Valuation Risk:  The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
The Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.
Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.
The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Funds’ performance.
The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.
10.
CAPITAL SHARE TRANSACTIONS
MPA and BHV are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. MUC, MUJ, MIY and MYN are authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10, except for BHV for which it is $0.001. The par value for MUC’s, MUJ’s, MIY’s and MYN’s Preferred Shares outstanding is $0.10. The par value for MPA’s Preferred Shares outstanding is $0.05. The par value for BHV’s Preferred Shares outstanding is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders. MPA is authorized to issue 1 million Preferred Shares.
Notes to Financial Statements

Notes to Financial Statements  (continued)

Common Shares
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:
	Year Ended
Fund Name	07/31/26	07/31/25
MIY	15,957	—
BHV	586	—
MUC and MYN have adopted a discount management program (the "Program"), which consists of one measurement period beginning on January 1, 2026 and ending on September 30, 2026. Under the Program, each Fund intends to offer to repurchase a portion of its common shares via tender offer if the Fund’s common shares trade at an average daily discount to NAV of more than 10% during the 9-month measurement period. If the discount trigger is met and a tender offer is conducted, there is no guarantee that shareholders will be able to sell all of the shares that they desire to sell in such tender offer and there can be no assurance as to the effect that the Program will have on the market for a Fund’s shares or the discount at which a Fund’s shares may trade relative to its NAV.
For the year ended July 31, 2026, Common Shares of MUC issued and outstanding increased by 30,824,299 as a result of the reorganization of BFZ with and into MUC.
For the year ended July 31, 2026, Common Shares of MUC issued and outstanding decreased by 37 as a result of a redemption of fractional shares from the reorganization of BFZ with and into MUC.
For the year ended July 31, 2026, Common Shares of MYN issued and outstanding increased by 55,810,419 as a result of the reorganization of BNY and MHN with and into MYN.
For the year ended July 31, 2026, Common Shares of MYN issued and outstanding decreased by 80 as a result of a redemption of fractional shares from the reorganization of BNY and MHN with and into MYN.
For the year ended July 31, 2026, shares issued and outstanding remained constant for MUJ and MPA.
For the year ended July 31, 2025, shares issued and outstanding remained constant for all Funds.
Preferred Shares
The Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.
Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a  Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.
VRDP Shares
Each Fund (for purposes of this section, each a “VRDP Fund”) has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:
Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUC	09/25/24	5,264	$ 526,400,000	09/01/54
	02/09/26	1,713	171,300,000	09/01/54
MUJ	06/30/11	1,727	172,700,000	07/01/41
	04/13/15	644	64,400,000	07/01/41
	04/11/22	1,800	180,000,000	07/01/41
MIY	04/21/11	1,446	144,600,000	05/01/41
	09/14/15	873	87,300,000	05/01/41
MYN	04/21/11	2,010	201,000,000	05/01/41
	02/09/26	3,040	304,000,000	02/01/56
MPA	05/19/11	663	66,300,000	06/01/41
	04/13/15	163	16,300,000	06/01/41
BHV	06/14/12	116	11,600,000	07/01/42

2026 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.
Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.
Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:
	MUC	MUJ	MIY	MYN	MPA	BHV
Expiration date	09/22/27	11/27/27	07/04/27	07/04/27	07/04/27	07/04/27
The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.
Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations.  During any special rate period (as described below), the Fund may incur nominal or no remarketing fees.
Ratings: As of period end, the VRDP Shares were assigned the following ratings:
Fund Name	Series	Moody’s Investors Service, Inc. Long-Term Ratings	Moody’s Investors Service, Inc. Short-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings	S&P Global Short-Term Ratings
MUC	W-7	Aa2	P-1	N/A	A-1
MUJ	W-7	Aa2	P-1	AA	A-1
MIY	W-7	Aa2	N/A	AA	N/A
MYN	W-7	Aa2	N/A	AA	N/A
	W-7A	Aa2	P-1	N/A	A-1
MPA	W-7	Aa2	N/A	AA	N/A
BHV	W-7	Aa2	N/A	AA	N/A
Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s and S&P Global Ratings. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.
Special Rate Period:   A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced a special rate period:
Fund Name	Commencement Date	Expiration Date as of Period Ended 07/31/26
MIY	06/25/20	06/16/27
MYN	06/22/22	06/16/27
MPA	06/22/22	06/16/27
BHV	06/25/20	06/16/27
Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.
During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.
Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either
Notes to Financial Statements

Notes to Financial Statements  (continued)

short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.
For the year ended July 31, 2026, the annualized dividend rate for the VRDP Shares were as follows:
	MUC	MUJ	MIY	MYN	MPA	BHV
Dividend rates	2.59%	2.62%	3.41%	3.06%	3.41%	3.41%
During the year ended July 31, 2026, issued and outstanding VRDP Shares increased by 1,713 for MUC and 3,040 for MYN due to the Fund reorganizations.
For the year ended July 31, 2026, VRDP Shares issued and outstanding remained constant for MUJ, MIY, MPA and BHV.
Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement.  Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.
Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:
Fund Name	Dividends	Deferred Offering Costs Amortization
MUC	$ 15,723,735	$ 18,604
MUJ	10,926,306	67,146
MIY	7,906,837	11,349
MYN	10,545,106	28,636
MPA	2,816,320	16,964
BHV	395,512	3,071
11.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’  financial statements was completed through the date the financial statements were issued and the following items were noted:
The Funds declared and paid or will pay distributions to Common Shareholders as follows:
Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
MUC	06/05/26	07/15/26	08/03/26	$ 0.053500
	06/05/26	08/14/26	09/01/26	0.053500
	06/05/26	09/15/26	10/01/26	0.053500
	09/10/26	10/15/26	11/02/26	0.053500
	09/10/26	11/13/26	12/01/26	0.053500
	09/10/26	12/11/26	12/22/26	0.053500
MUJ	06/05/26	07/15/26	08/03/26	0.054000
	06/05/26	08/14/26	09/01/26	0.054000
	06/05/26	09/15/26	10/01/26	0.054000
	09/10/26	10/15/26	11/02/26	0.054000
	09/10/26	11/13/26	12/01/26	0.054000
	09/10/26	12/11/26	12/22/26	0.054000
MIY	06/05/26	07/15/26	08/03/26	0.054500
	06/05/26	08/14/26	09/01/26	0.054500
	06/05/26	09/15/26	10/01/26	0.054500
	09/10/26	10/15/26	11/02/26	0.054500
	09/10/26	11/13/26	12/01/26	0.054500
	09/10/26	12/11/26	12/22/26	0.054500
MYN	06/05/26	07/15/26	08/03/26	0.051200
	06/05/26	08/14/26	09/01/26	0.051200
	06/05/26	09/15/26	10/01/26	0.051200
	09/10/26	10/15/26	11/02/26	0.051200
	09/10/26	11/13/26	12/01/26	0.051200
	09/10/26	12/11/26	12/22/26	0.051200

2026 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
MPA	06/05/26	07/15/26	08/03/26	$ 0.047700
	06/05/26	08/14/26	09/01/26	0.047700
	06/05/26	09/15/26	10/01/26	0.047700
	09/10/26	10/15/26	11/02/26	0.047700
	09/10/26	11/13/26	12/01/26	0.047700
	09/10/26	12/11/26	12/22/26	0.047700
BHV	06/05/26	07/15/26	08/03/26	0.045500
	06/05/26	08/14/26	09/01/26	0.045500
	06/05/26	09/15/26	10/01/26	0.045500
	09/10/26	10/15/26	11/02/26	0.045500
	09/10/26	11/13/26	12/01/26	0.045500
	09/10/26	12/11/26	12/22/26	0.045500
The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:
	Preferred Shares(a)
Fund Name	Shares	Series	Declared
MUC	VRDP	W-7	$ 1,268,285
MUJ	VDRP	W-7	778,091
MIY	VRDP	W-7	578,162
MYN	VRDP	W-7	501,123
	VRDP	W-7A	562,275
MPA	VRDP	W-7	205,934
BHV	VRDP	W-7	28,921

(a)	Dividends declared for period August 1, 2026 to August 31, 2026.
Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees/Directors of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc., BlackRock MuniYield Pennsylvania Quality Fund, and BlackRock Virginia Municipal Bond Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc., BlackRock MuniYield Pennsylvania Quality Fund, and BlackRock Virginia Municipal Bond Trust (the “Funds”), including the schedules of investments, as of July 31, 2026, the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2026, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Financial Highlights
BlackRock MuniHoldings California Quality Fund, Inc.,BlackRock MuniHoldings New Jersey
Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund, Inc., BlackRock
MuniYield New York Quality Fund, Inc., and BlackRock MuniYield Pennsylvania Quality
Fund
For each of the five years in the period ended July 31, 2026.
BlackRock Virginia Municipal Bond Trust	For each of the four years in the period ended July 31, 2026, for the period from September 1, 2021 through July 31, 2022, and for the year ended August 31, 2021.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 22, 2026
We have served as the auditor of one or more BlackRock investment companies since 1992.

2026 BlackRock Annual Report to Shareholders

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended July 31, 2026:
Fund Name	Exempt-Interest Dividends
MUC	$ 74,275,742
MUJ	38,959,789
MIY	23,398,326
MYN	43,839,381
MPA	9,952,310
BHV	1,065,098
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended July 31, 2026:
Fund Name	Interest Dividends
MUC	$ 346,100
MIY	14,575
MYN	582,820
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2026:
Fund Name	Interest- Related Dividends
MUC	$ 346,100
MIY	14,575
MYN	582,820
Important Tax Information

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”), of BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”), BlackRock MuniYield New York Quality Fund, Inc. (“MYN”), BlackRock MuniYield Pennsylvania Quality Fund (“MPA”), BlackRock MuniHoldings California Quality Fund, Inc. (“MUC”), BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ”) and BlackRock Virginia Municipal Bond Trust (“BHV”) (collectively, the “Funds” and each, a “Fund”) met on May 7, 2026 (the “May Meeting”) and June 4-5, 2026 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board Members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board Members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings during the year, as well as numerous ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also held the May Meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also provided additional information to the Board in response to specific questions and requests from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any material outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for applicable services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s development and application of applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; (o) each Fund’s market discount/premium compared to peer funds; and (p) distributions.
Prior to and in preparation for the May Meeting, the Board prepared and submitted questions, requested specific materials, and received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees, as applicable; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting, and such responses were reviewed by the Board Members.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made or benefits that inure to BlackRock or its affiliates, including relating to, as applicable, securities lending and cash management activities of a Fund. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

2026 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreements (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. Throughout the year, the Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of each Fund’s portfolio management team (including the tenure of or changes in the portfolio management team); research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of certain trading, portfolio management, operations and/or information systems owned by BlackRock; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks, the role of BlackRock’s Risk & Quantitative Analysis Group, and BlackRock’s policies and procedures for third-party vendor oversight. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and net asset value; and services related to the valuation and pricing of the Fund’s portfolio holdings; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board also considered the operation of BlackRock’s business continuity plans.
B. The Investment Performance of each Fund
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. The Board was provided with Fund performance reporting and analysis, relative to applicable performance metrics, by BlackRock throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was also provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2025, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.
The Board noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered MIY’s performance relative to MIY’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MIY generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MIY, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MYN’s performance relative to MYN’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MYN generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MYN, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MPA’s performance relative to MPA’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MPA generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MPA, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MUC’s performance relative to MUC’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUC generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUC, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MUC’s underperformance relative to the Performance Metrics.
The Board reviewed and considered MUJ’s performance relative to MUJ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUJ generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUJ, and that BlackRock has explained its rationale for this belief to the Board.
Disclosure of Investment Advisory Agreements

Disclosure of Investment Advisory Agreements (continued)

The Board reviewed and considered BHV’s performance relative to BHV’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BHV generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BHV, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BHV’s underperformance relative to the Performance Metrics.
C. Consideration of the Advisory/Management Fees and the Estimated Costs of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund
The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board also noted that while it found the expense comparison provided by Broadridge generally useful, it recognized that the comparison is subject to Broadridge’s defined peer selection criteria and methodology. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2025 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized the limitations of calculating and comparing profitability at the individual fund level.
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of BlackRock’s technology business, BlackRock’s expense management, and the relative product mix. The Board noted that, in general, individual fund or product line profitability information for other advisors is not publicly available.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that MIY’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and total expense ratio each ranked first out of four funds relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MIY’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MIY’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that MYN’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and total expense ratio each ranked first out of four funds relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MYN’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MYN’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that MPA’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and total expense ratio each ranked first out of four funds relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MPA’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MPA’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that MUC’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and total expense ratio each ranked first out of four funds relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MUC’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MUC’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that MUJ’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and total expense ratio each ranked first out of four funds relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MUJ’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MUJ’s gross monthly income attributable to investments from the proceeds of the preferred shares.

2026 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreements (continued)

The Board noted that BHV’s contractual management fee rate ranked third out of four funds, and that the actual management fee rate and total expense ratio ranked first out of four funds and fourth out of four funds, respectively, relative to the Expense Peers. The Board and BlackRock discussed the impact of the attempt to merge BHV into BlackRock MuniYield Quality Fund (MQY) on BHV’s expenses. The Board also noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BHV. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 13 basis point voluntary advisory fee waiver. The Board further noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to BHV’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of BHV’s gross monthly income attributable to investments from the proceeds of the preferred shares.
D. Economies of Scale
The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit each Fund in a variety of ways as the assets of the Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoints, and fee waivers, as applicable. The Board considered each Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.
E. Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also noted the revenue received by BlackRock and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BlackRock and/or its affiliates. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Throughout the year, the Board also received information and reporting, as applicable, regarding BlackRock’s soft dollar, brokerage, and trade execution practices.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock-advised funds; and efforts to reduce fund discounts, including continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2027. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.
Disclosure of Investment Advisory Agreements

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since July 31, 2025. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
Effective September 9, 2026, BlackRock Virginia Municipal Bond Trust (BHV) amended its policy to invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular federal income tax and Virginia personal income tax to include derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities.  Previously, the Fund included a separate sentence stating that such derivatives may be counted towards its 80% policy.
Except as noted above, during each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.
Investment Objectives and Policies
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
The Fund’s investment objective is to provide stockholders with current income exempt from federal and California income taxes. There can be no assurance that the Fund’s investment objective will be realized.
The Fund’s investment policies provide that it will invest primarily in a portfolio of long-term, investment grade municipal obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“California Municipal Bonds”). The Fund’s investment policies provide that the Fund will seek to achieve its investment objective by seeking to invest substantially all (a minimum of 80%) of its assets in California Municipal Bonds, except at times when, in the judgment of BlackRock Advisors, LLC (the “Manager”), California Municipal Bonds of sufficient quality and quantity are unavailable for investment at suitable prices by the Fund. For the purposes of the foregoing policy, “assets” are the Fund’s net assets, plus the amount of any borrowings for investment purposes. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. The Fund’s investments in derivatives will be counted toward the foregoing 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. The Fund’s investment objective and its policy of investing at least 80% of its assets in California Municipal Bonds may not be changed without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that at all times, except during temporary defensive periods, the Fund will invest at least 65% of its assets in California Municipal Bonds and at least 80% of its assets in California Municipal Bonds and other long-term municipal obligations exempt from Federal income taxes, but not from California income taxes (“Municipal Bonds”). The Fund’s investment policies provide that, under normal market conditions, the Fund invests at least 80% of its assets in municipal securities with remaining maturities of one year or more at the time of investment. The Fund ordinarily does not intend to realize significant investment income not exempt from Federal and California income taxes. To the extent that suitable California Municipal Bonds are not available for investment by the Fund, as determined by the Manager, the Fund may purchase Municipal Bonds.
The investment grade California Municipal Bonds and Municipal Bonds in which the Fund will primarily invest are those California Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by the Manager. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of California Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular California Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade. The Fund may also purchase California Municipal Bonds and Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

2026 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term California Municipal Bonds and Municipal Bonds.
The Fund’s stated expectation is that it will invest in California Municipal Bonds and Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated California Municipal Bonds and Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued California Municipal Bonds and Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. California Municipal Bonds and Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of California Municipal Bonds and Municipal Bonds of the market sector for reasons that do not apply to the particular California Municipal Bonds and Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued California Municipal Bonds and Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock.
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
The Fund’s investment objective is to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes.
The Fund seeks to achieve its investment objective by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes (“New Jersey Municipal Bonds”). The Fund invests substantially all (at least 80%) of its assets in New Jersey Municipal Bonds, except at times when BlackRock Advisors, LLC (the “Manager”) considers that New Jersey Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices. To the extent that the Manager considers that suitable New Jersey Municipal Bonds are not available for investment, the Fund may purchase municipal obligations exempt from federal income taxes but not New Jersey personal income taxes (“Municipal Bonds”). The Fund will maintain at least 80% of its assets in New Jersey Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. For the purposes of the foregoing policy, “assets” are the Fund’s net assets, plus the amount of any borrowings for investment purposes. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in “investment grade” securities. The Fund’s investments in derivatives will be counted toward the foregoing 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. Under normal circumstances, at least 80% of the Fund’s assets will be invested in municipal obligations with remaining maturities of one year or more. There can be no assurance that the Fund’s investment objective will be realized. The investment objective of the Fund and the Fund’s policy to invest at least 80% of its assets in New Jersey Municipal Bonds are fundamental policies that may not be changed without a vote of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act of 1940, as amended).
Ordinarily, the Fund does not intend to realize significant investment income subject to federal income tax and New Jersey personal income taxes. The Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a federal alternative minimum tax.
The Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from federal income taxation (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in New Jersey Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term New Jersey Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of the Fund’s investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes and New Jersey personal income taxes will be considered “New Jersey Municipal Bonds” and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes will be considered “Municipal Bonds.”
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The Fund invests in investment grade New Jersey Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by the Manager. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody’s. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, P-1 through P-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and P-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of New Jersey Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancement to which particular New Jersey Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancements. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. Also, the Fund cannot be certain that any insurance company does not make these payments. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.
The Fund may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which the Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon SIFMA or some other appropriate interest rate adjustment index. VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days’ notice, not to exceed seven days.
The average maturity of the Fund’s portfolio securities varies based upon the Manager’s assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company such as the Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by the Fund.
The Fund invests primarily in long-term New Jersey Municipal Bonds and Municipal Bonds with a maturity of more than ten years. However, the Fund may also invest in intermediate-term New Jersey Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. The Fund may also invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Investments in such short-term securities or cash will not exceed 20% of the Fund’s total assets, except during interim periods pending investment of the net proceeds from public offerings of the Fund’s securities or in anticipation of the repurchase or redemption of the Fund’s securities and temporary periods when, in the opinion of the Manager, prevailing market or economic conditions warrant. The Fund does not ordinarily intend to realize significant interest income that is subject to federal income tax and New Jersey personal income taxes.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.
BlackRock MuniYield Michigan Quality Fund (MIY)
The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Michigan, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from Michigan income taxes (“Michigan Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on

2026 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for Michigan income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes Michigan Municipal Bonds. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade securities. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from Michigan income taxes. From time to time, the Fund may realize taxable capital gains. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.
The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.
Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.
All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.
The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.
For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from Michigan income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.
The Fund may leverage its portfolio by entering into one or more credit facilities.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.
BlackRock MuniYield New York Quality Fund, Inc. (MYN)
The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New York State and New York City personal income taxes (“New York Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, which pay interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not exempt from New York State and New York City personal income taxes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes New York Municipal Bonds. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from New York State and New York City personal income taxes. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in New York Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.
The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.
Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

2026 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.
The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.
For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from New York State and New York City personal income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may leverage its portfolio by entering into one or more credit facilities.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.
BlackRock MuniYield Pennsylvania Quality Fund (MPA)
The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from Pennsylvania income taxes (“Pennsylvania Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for Pennsylvania income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes Pennsylvania Municipal Bonds. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. In general, the Fund does not intend for its investments to earn a large amount
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from Pennsylvania income taxes. From time to time, the Fund may realize taxable capital gains.
The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in Pennsylvania Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.
The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.
Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.
All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.
The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in. response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.
For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Trustees of the Fund without the approval of the Fund’s shareholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from Pennsylvania income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal and Pennsylvania income taxes. From time to time, the Fund may realize taxable capital gains.

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Investment Objectives, Policies and Risks (continued)

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.
BlackRock Virginia Municipal Bond Trust (BHV)
The Fund’s investment objective is to provide current income exempt from regular federal income taxes and Virginia personal income tax. As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular federal income tax and Virginia personal income tax; and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For the purposes of the foregoing policy, “Managed Assets” are the Fund’s net assets plus the amount of borrowings for investment purposes. The Fund cannot change its investment objective or the foregoing fundamental 80% policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable demand rate preferred shares (“VRDP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
Under normal market conditions, the Fund invests at least 80% of its Managed Assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its Managed Assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Securities rated Ba/BB or below are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
Subject to the Fund’s policy, under normal market conditions, of investing at least 80% of its Managed Assets in municipal bonds, the interest from which is exempt from Virginia personal income tax, the Fund may invest in securities that pay interest that is not exempt from Virginia personal income tax when, in the judgment of the Manager, the return to the shareholders after payment of applicable Virginia personal income tax would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from Virginia personal income tax.
The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. VRDP Shares may not be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of purchasing VRDP Shares. The suitability of an investment in VRDP Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the federal alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.
The average maturity of the Fund’s portfolio securities will vary based upon the Manager’s assessment of economic and market conditions. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.
The Fund’s stated expectation is that it may invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income taxes. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a U.S. federal income tax exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund reserves the right to borrow funds subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
Risk Factors
This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.
Non-Diversification Risk (MUJ, MIY, MYN, MPA and BHV): The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

2026 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Debt Securities Risk: Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
•Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
•Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates during a period of low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Fund’s performance. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
•Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
•Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:
•General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
•Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
•Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.
•Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
•Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
•Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
•Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

State Specific Risk (MUJ, MIY, MPA, BNY and BHV): The Fund invests primarily in municipal bonds issued by or on behalf of its designated state. As a result, the Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a fund that invests more widely. Fund management does not believe that the current economic conditions will adversely affect the Fund’s ability to invest in high quality state municipal securities in its designated state.
Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Fund agrees to enter into such an agreement, the Fund’s yield could be adversely affected. Further, shareholders at the time the Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.
High Yield Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.
Indexed and Inverse Securities Risk (MIY and MPA): Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.
U.S. Government Obligations Risk: Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Variable Rate Demand Obligations Risks (MUJ, MIY and MPA): Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.
Repurchase Agreements and Purchase and Sale Contracts Risk (MUJ): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Leverage Risk: The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:
•the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;
•the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;
•the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;
•leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will

2026 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Dollar Rolls Risk (MIY): Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could dispose of such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to dispose of other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Investment Companies and ETFs Risk (MUJ, MIY, BNY and BHV): Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
•Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
•Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
•Counterparty  Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
•Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
•Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
•Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
•Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
•Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
•Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

•Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.
Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. An investor could lose money over short periods due to fluctuation in the Fund’s net asset value in response to short-term market movements and over longer periods during market downturns. Securities or other investments held by the Fund may underperform the markets, the relevant indices or benchmarks, or the securities selected by other funds with similar investment objectives and investment strategies, or may otherwise fail to perform as intended. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class.  The success of a Fund’s activities could be affected by interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, tariffs and trade barriers, supply chain disruptions, economic sanctions, currency exchange controls, and local, regional or global events such as war, acts of terrorism, natural and environmental disasters, the spread of infectious illness or other public health issues, recessions, or other events.
Recent policy initiatives undertaken by the U.S. government have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets, and could adversely affect the investment performance of the Fund. In particular, actions taken by the U.S. government in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests.
Shareholder Activism: Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Fund consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Fund’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Fund’s Board of Directors/Trustees (the “Board”), or to seek other actions such as a termination of the Fund’s investment advisory contract with its current investment manager or commencing litigation. If the Fund becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Fund may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Fund. Further, the Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

2026 BlackRock Annual Report to Shareholders

Automatic Dividend Reinvestment Plan

Pursuant to MUC, MUJ, MIY, MYN, MPA and BHV’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After MUC, MUJ, MIY, MYN, MPA and BHV declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MPA and BHV that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUC, MUJ, MIY and MYN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006 Providence, RI 02940-3006, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.
Automatic Dividend Reinvestment Plan

Director and Officer Information

Independent Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	50 RICs consisting of 83 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester 1951	Vice Chair of the Board (Since 2022) Director (Since 2007)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			52 RICs consisting of 85 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			52 RICs consisting of 85 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)
Lorenzo A. Flores 1964	Director (Since 2021)
Chief Financial Officer, Lattice Semiconductor Corporation
(LSCC) since 2025; Chief Financial Officer, Intel Foundry
from 2024 to 2025; Vice Chairman, Kioxia, Inc. from
2019 to 2024; Chief Financial Officer, Xilinx, Inc. from
2016 to 2019; Corporate Controller, Xilinx, Inc. from
2008 to 2016.
			50 RICs consisting of 83 Portfolios	None
Stayce D. Harris 1959	Director (Since 2021)
Lieutenant General, Inspector General of the United States
Air Force from 2017 to 2019; Lieutenant General, Assistant
Vice Chief of Staff and Director, Air Staff, United States Air
Force from 2016 to 2017; Major General, Commander,
22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia
from 2014 to 2016; Pilot, United Airlines from 1990 to
2020.
			50 RICs consisting of 83 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Director (Since 2021)
Board Chairman, Vestis Corporation since 2023; Interim
Executive Chairman, President and Chief Executive
Officer of Vestis Corporation from April  2025 to July 2025;
President and Chief Operating Officer, Cintas Corporation
from 2008 to 2018.
			50 RICs consisting of 83 Portfolios	Vestis Corporation (uniforms and facilities services)

2026 BlackRock Annual Report to Shareholders

Director and Officer Information (continued)
Independent Directors(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Arthur P. Steinmetz 1958	Director (Since 2023)
Trustee of Denison University since 2020; Consultant,
Posit PBC (enterprise data science) since 2020; Director,
ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief
Executive Officer and President of OppenheimerFunds,
Inc. from 2015, 2014 and 2013, respectively to 2019;
Trustee, President and Principal Executive Officer of
104 OppenheimerFunds funds from 2014 to 2019;
Portfolio manager of various OppenheimerFunds fixed
income mutual funds from 1986 to 2014.
			52 RICs consisting of 85 Portfolios	None

Interested Directors(a)(d)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Director (Since 2018)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Operating Committee; Co-Chair
of BlackRock’s Human Capital Committee; Senior
Managing Director of BlackRock, Inc. from 2010 to 2019;
oversaw BlackRock’s Strategic Partner Program and
Strategic Product Management Group from 2012 to 2019;
Member of the Board of Managers of BlackRock
Investments, LLC from 2011 to 2018; Global Head of
BlackRock’s Retail and iShares® businesses from 2012 to
2016.
			76 RICs consisting of 255 Portfolios	None
John M. Perlowski 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)
Senior Managing Director of BlackRock, Inc. since 2026;
Managing Director of BlackRock, Inc. from 2009 to 2025;
Member of BlackRock’s Global Executive Committee since
2025; Head of BlackRock Global Business Operations
Services since 2009; Advisory Director of Family Resource
Network (charitable foundation) since 2009.
			78 RICs consisting of 257 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R.
Glenn Hubbard, 2004 and W. Carl Kester, 1995. Certain other Independent Directors became members of the boards of the closed-end funds in the Fixed Income Complex as follows: Cynthia
L. Egan, 2016.

(d)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Multi-Asset Complex.

Director and Officer Information

Director and Officer Information (continued)
Officers Who Are Not Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Stephen Minar 1984	Vice President (Since 2025)	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. since 2018.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2026; and from 2014- 2023)
Managing Director of BlackRock, Inc. (since 2006); Chief Compliance Officer of BlackRock Advisors, LLC (since 2014) and
BlackRock Fund Advisors (since 2006); Chief Compliance Officer of the iShares Complex (since 2026 and 2006-2023);
Chief Compliance Officer of the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since
2026 and 2014-2023).

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.

Effective March 9, 2026, Catherine A. Lynch resigned as a Director of the Funds.
Effective March 17, 2026, Walter O’Connor is no longer a portfolio manager of the Funds.
Effective July 31, 2026, Charles Park has succeeded Aaron Wasserman as Chief Compliance Officer.
Effective September 8, 2026, Frank Mahoney was appointed as a Director of the Funds.

2026 BlackRock Annual Report to Shareholders

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 22, 2026 for shareholders of record on May 26, 2026 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.
Shareholders elected the Class I Directors as follows:
	Lorenzo A. Flores		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester(a)
Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUC	99,306,632	5,217,555	75,502,996	29,021,191	99,108,624	5,415,563	6,977	0
MUJ	43,926,509	2,091,536	38,075,768	7,942,277	44,059,529	1,958,516	3,921	250
MIY	23,295,646	730,965	18,869,048	5,157,563	23,387,412	639,199	2,319	0
MYN	75,595,584	2,300,665	59,953,866	17,942,383	75,620,754	2,275,495	4,768	282
BHV	1,222,910	37,141	1,223,217	36,834	1,223,217	36,834	116	0

(a)	Voted on by holders of Preferred Shares only.
For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Robert Fairbairn, Stayce D. Harris, J. Phillip Holloman, Arthur P. Steinmetz, and Cynthia L. Egan.
The Annual Meeting of Shareholders of MPA (the “Meeting”) was held on July 22, 2026 for shareholders of record on May 26, 2026 to consider and vote on the election of nine Trustees. There were no broker non-votes.
The vote results in the election of Trustees were as follows:
	Robert Fairbairn			Lorenzo A. Flores			Stayce D. Harris
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
MPA	10,747,920	236,324	146,759	10,772,601	205,342	153,060	10,600,272	383,973	146,758

	J. Phillip Holloman			R. Glenn Hubbard			John M. Perlowski
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
MPA	10,565,000	414,795	151,208	8,908,587	2,075,632	146,784	10,748,299	235,946	146,758

	Arthur P. Steinmetz			Cynthia L. Egan(a)			W. Carl Kester(a)
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
MPA	10,583,343	391,505	156,155	826	0	0	826	0	0

(a)	Voted on by holders of Preferred Shares only.
Fund Certification
The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Funds do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Fund management will consider ESG factors as part of the investment process for the Funds. Fund management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Funds’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Funds’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Funds’ exposure to certain companies or industries. While Fund management views ESG considerations as having the potential to contribute to the Funds’ long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Fund’s dividend policy is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate). Each Fund intends to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In addition, in any monthly period, in order to maintain its declared distribution amount, each Fund may pay out more or less than the entire amount of net investment income earned in any particular month. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also come from sources other than net income, including return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.
Additional Information

Additional Information (continued)

General Information
The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.
The following information is a summary of certain changes since July 31, 2025. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
The Board of Directors of the Funds has delegated the voting of proxies for the Funds’ securities to BlackRock Advisors, LLC (the “Adviser”) pursuant to the Closed-End Fund Proxy Voting Policy. The Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Funds. The BAIS Guidelines are available at www.blackrock.com.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Fund Updates
BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

2026 BlackRock Annual Report to Shareholders

Additional Information (continued)

Fund and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
VRDP Liquidity Provider
Bank of America, N.A.(a)
New York, NY 10036
Barclays Bank PLC(b)
New York, New York 10019
The Toronto-Dominion Bank(c)
New York, NY 10019
(a) For MUJ
(b) For MUC
(c) For MIY, MYN, MPA and BHV.
VRDP Remarketing Agent
BofA Securities, Inc.(a)
New York, NY 10036
Barclays Capital Inc.(b)
New York, New York 10019
TD Securities (USA) LLC(c)
New York, NY 10019
VRDP Tender and Paying Agent
The Bank of New York Mellon
New York, NY 10286
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809
Additional Information

Glossary of Terms Used in this Report

Portfolio Abbreviation
AGM	Assured Guaranty Municipal Corp.
AGM-CR	AGM Insured Custodial Receipt
AMBAC	AMBAC Assurance Corp.
AMT	Alternative Minimum Tax
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BAM-TCRS	Build America Mutual Assurance Co. - Transferable Custodial Receipts
BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
GOL	General Obligation Ltd.
GTD	Guaranteed
HUD SECT 8	U.S. Department of Housing and Urban Development Section 8
M/F	Multi-Family
MT	Mandatory Tender
NPFGC	National Public Finance Guarantee Corp.
Q-SBLF	Qualified School Bond Loan Fund
RB	Revenue Bonds
S/F	Single-Family
SAB	Special Assessment Bonds
SAW	State Aid Withholding
SONYMA	State of New York Mortgage Agency
ST	Special Tax
TA	Tax Allocation
VRDN	Variable Rate Demand Note

2026 BlackRock Annual Report to Shareholders

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?
blackrock.com |  800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.
MY6-07/26-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, Option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Lorenzo A. Flores

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings California Quality Fund, Inc.	$32,857	$32,698	$7,400	$0	$21,700	$21,700	$416	$388

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,277,000	$2,149,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,277,000 and $2,149,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored or advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the Securities and Exchange Commission’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings California Quality Fund, Inc.	$29,516	$22,088

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,277,000	$2,149,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Lorenzo A. Flores

J. Phillip Holloman

Arthur P. Steinmetz

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –

Statement Regarding Basis for Approval of Investment Advisory Contract – The registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 12 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Closed-End Fund Proxy Voting Policy. The Investment Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund. Copies of the Closed-End Fund Proxy Voting Policy and the BAIS Guidelines are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 882-0052, (ii) at www.blackrock.com and (iii) on the SEC’s website at http://www.sec.gov.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised Kevin Maloney, CFA, Managing Director at BlackRock, Christian Romaglino, CFA, Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock, Michael Kalinoski, CFA, Director at BlackRock and Kristi Manidis, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Mr. Maloney has been a member of the registrant’s portfolio management team since 2018. Messrs. Romaglino, Soccio and Kalinoski and Ms. Manidis have been members of the registrant’s portfolio management team since 2023.

Portfolio Manager	Biography
Kevin Maloney, CFA	Managing Director of BlackRock since 2025; Director of BlackRock from 2021 to 2024; Vice President of BlackRock from 2018 to 2020.
Christian Romaglino, CFA	Director of BlackRock since 2017.
Phillip Soccio, CFA	Director of BlackRock since 2009.
Michael Kalinoski, CFA	Director of BlackRock since 2006.
Kristi Manidis	Director of BlackRock, Inc. since 2016.

(a)(2) As of July 31, 2026:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kevin Maloney, CFA	29	0	0	0	0	0
	$40.67 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	23	0	0	0	0	0
	$22.29 Billion	$0	$0	$0	$0	$0
Phillip Soccio, CFA	21	0	0	0	0	0
	$25.09 Billion	$0	$0	$0	$0	$0
Michael Kalinoski, CFA	20	0	0	0	0	0
	$29.76 Billion	$0	$0	$0	$0	$0
Kristi Manidis	21	0	2	0	0	0
	$23.97 Billion	$0	$399.9 Million	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge funds and/or long only accounts, or may be part of a team managing hedge funds and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2026:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2026.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: A combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($360,000 for 2026). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2026.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Christian Romaglino, CFA	None
Kevin Maloney, CFA	None

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio, CFA	None
Michael Kalinoski, CFA	None
Kristi Manidis	None

(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings California Quality Fund, Inc.
By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings California Quality Fund, Inc.
Date: September 22, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings California Quality Fund, Inc.
Date: September 22, 2026
By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings California Quality Fund, Inc.
Date: September 22, 2026